UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-23324

Exact name of registrant as specified in charter:	PGIM ETF Trust

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2019

Date of reporting period:	8/31/2019

Item 1 – Reports to Stockholders

PGIM ULTRA SHORT BOND ETF (NYSE Arca: PULS)

ANNUAL REPORT

AUGUST 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return through a combination of current income and capital appreciation, consistent with preservation of capital

Highlights (unaudited)

•

The Fund emphasized spread assets, including short-term investment-grade corporates with relatively equal percentages of financial company debt, utilities, and industrials ranging across the rating spectrum of AA to BBB. Other spread sector assets include commercial mortgage-backed securities, collateralized loan obligations, and to a lesser extent, emerging markets debt. This positioning helped the Fund outpace the ICE BofAML USD LIBOR 3-Month CM Index (the Index) during the reporting period.

•

Versus the Index, the Fund was appropriately positioned to capture excess returns with appropriate levels of risk while being aware of liquidity considerations and a relatively stable NAV. During the period, there were no unexpected developments in the interest rate environment or credit spreads that limited these results.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM Ultra Short Bond ETF	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Ultra Short Bond ETF informative and useful. The report covers performance for the 12-month period that ended August 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Ultra Short Bond ETF

October 15, 2019

PGIM Ultra Short Bond ETF	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold and redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 8/31/19
	One Year (%)	Since Inception (%)
Net Asset Value (NAV)	2.80	2.76 (4/5/18)
Market Price*	2.79	2.77 (4/5/18)
ICE BofAML 3-Month T Bill Index
	2.36	2.23
ICE BofAML USD 3-Month Deposit Offered Rate CM Index
	2.62	2.55
Lipper Ultra-Short Obligations Funds Average
	2.75	2.61

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the ICE BofAML 3-Month T Bill Index and the ICE BofAML USD 3-Month Deposit Offered Rate CM Index by portraying the initial account values at the

6	Visit our website at pgiminvestments.com

commencement of operations (April 5, 2018) and the account values at the end of the current fiscal year (August 31, 2019) as measured on a quarterly basis. The Fund assumes an initial investment on April 5, 2018, while the benchmark and the Index assume that the initial investment occurred on March 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Benchmark Definitions

ICE BofAML 3-Month T Bill Index—The ICE BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of US dollar-denominated US Treasury Bills publicly issued in the US domestic market with a remaining term to final maturity of 3 months.

ICE BofAML USD 3-Month Deposit Offered Rate CM Index—The ICE BofA Merrill Lynch US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that current day fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES “AS IS,” MAKES NO WARRANTIES REGARDING THE SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BOFA MERRILL LYNCH INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE FUND, OR ANY OF ITS PRODUCTS OR SERVICES.

Lipper Ultra-Short Obligations Funds Average—The Lipper Ultra-Short Obligation Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Ultra-Short Obligation Funds universe for the periods noted. Funds in the Lipper Average are funds that invest primarily in investment-grade debt issues or better and maintain a portfolio dollar weighted average maturity between 91 days and 365 days.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

PGIM Ultra Short Bond ETF	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 8/31/19 (%)
AAA	21.7
AA	19.7
A	33.6
BBB	23.7
Not Rated	–0.9
Cash and Cash Equivalents	2.2
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO and may include derivative instruments that could have a negative value. Credit ratings are subject to change.

Negative weightings may result from specific circumstances (including timing differences between trade and settle dates of securities purchased by the funds) and/or the use of certain financial instruments, including derivatives, which may be used to gain or reduce market exposure and/or risk management.

Distributions and Yields as of 8/31/19
Total Dividends Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
1.35	2.35	2.35

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

8	Visit our website at pgiminvestments.com

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Ultra Short Bond ETF returned 2.80% based on net asset value in the 12-month reporting period that ended August 31, 2019, outperforming the 2.62% return of the ICE BofAML USD 3-Month Deposit Offered Rate CM Index (the Index), the 2.36% return of the ICE BofAML 3-Month T-Bill Index, and the 2.75% return of the Lipper Ultra Short Obligations Funds Average.

What were the market conditions?

•

During the reporting period, the Federal Reserve (the Fed) increased the federal funds rate twice in 0.25% increments from 2.00% to 2.50% in September and December of 2018 before executing its first interest rate cut since 2008 in July 2019. At its July meeting, in keeping its easing message consistent, the Fed also announced that it would pull the end date of its balance sheet run-off forward by two months to August 2019.

•

Overall, US economic growth was resilient during the period, despite the waning effects of last year’s fiscal stimulus, a weaker global economy, and an impasse in US-China trade talks. Indeed, the Fed’s median projection for gross domestic product growth for 2019 was raised slightly to 2.2%, followed by a 2.0% pace in 2020. While the labor market and household spending have remained strong, business investment and exports have weakened. And although personal consumption expenditure inflation has reaccelerated in recent months, it remains below 2% on a year-over year basis.

•

In the short maturity segment of the bond market where the Fund focuses its investments, yields dropped to a lesser degree than they did at the longer end, with three-month and two-year Treasuries falling 23 and 112 basis points (bps), respectively, during the period, versus 135 bps for the bellwether 10-year Treasury note. (A basis point is 0.01%). The three-month London Interbank Offered Rate (LIBOR), from which the Fund’s floating-rate securities are set and reset, fell 18 bps to 2.14% for the period, after rising to as high as 2.82% near the end of 2018.

•

In the short-term credit markets, investment-grade credit spreads widened slightly over the period. (Credit spreads are yield differentials between corporate bonds and US Treasuries of comparable maturity.) The Bloomberg Barclays 1-3 Year Credit Index, a proxy for the short-term spread market, outperformed similar short-duration Treasuries by 0.72% during the period.

What worked?

The Fund emphasized spread assets, including short-term investment-grade corporates with relatively equal percentages of financial company debt, utilities, and industrials ranging across the rating spectrum of AA to BBB. Other spread sector assets include commercial mortgage-backed securities, collateralized loan obligations, and to a lesser extent, emerging markets debt. This positioning helped the Fund outpace the ICE BofAML USD LIBOR 3-Month CM Index (the Index) during the reporting period.

PGIM Ultra Short Bond ETF	9

Strategy and Performance Overview (continued)

Versus the Index, the Fund was appropriately positioned to capture excess returns with appropriate levels of risk while being aware of liquidity considerations and a relatively stable NAV. During the period, there were no unexpected developments in the interest rate environment or credit spreads that limited these results.

What didn’t work?

There were no material detractors from the Fund’s performance during the reporting period.

Did the Fund use derivatives and, if so, how did they affect performance?

During the reporting period, the Fund used interest rate swaps to help manage duration positioning and yield curve exposure. Duration measures a portfolio’s sensitivity to changes in interest rates. These instruments allowed the Fund to capture higher yields available farther out on the short-term portion of the yield curve and in spread-sector assets versus Treasuries, while mitigating interest rate risk.

Current outlook

While the near-term risks in the US have been reduced with a budget and debt ceiling deal poised for completion in Congress and US-China trade discussions so far avoiding a further round of tariff increases, medium-term risks remain. Trade negotiations continue to create uncertainties for businesses, US fiscal stimulus is waning, and weaker economic growth in much of the rest of the world imparts downside risks for the US economy. PGIM Fixed Income expects additional monetary policy easing in the second half of 2019 to support economic growth and a pickup in inflation toward the Fed’s 2% target.

10	Visit our website at pgiminvestments.com

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the period ended August 31, 2019. The example is for illustrative purposes only.

Actual Expenses

The information under each column in the line entitled “Actual” on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information under each column in the line entitled “Hypothetical” on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Ultra Short Bond ETF	11

Fees and Expenses (continued)

PGIM Ultra Short Bond ETF	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,015.10	0.15%	$0.76
Hypothetical	$1,000.00	$1,024.45	0.15%	$0.77

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgiminvestments.com

Schedule of Investments

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 85.3%

ASSET-BACKED SECURITIES 9.9%

Collateralized Loan Obligations 9.9%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.100%	3.403	%(c)	07/15/26	741	$740,609
Allegro CLO IV Ltd. (Cayman Islands), Series 2016- 1A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.453	(c)	01/15/30	1,000	1,000,117
Anchorage Capital CLO 8 Ltd. (Cayman Islands), Series 2016-8A, Class AR, 144A, 3 Month LIBOR + 1.000%	3.256	(c)	07/28/28	295	294,144
Atrium XII (Cayman Islands), Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830%	3.108	(c)	04/22/27	272	271,816
Avery Point III CLO Ltd. (Cayman Islands), Series 2013-3A, Class AR, 144A, 3 Month LIBOR + 1.120%	3.420	(c)	01/18/25	466	466,566
Ballyrock CLO Ltd. (Cayman Islands), Series 2016- 1A, Class AR, 144A, 3 Month LIBOR + 1.350%	3.653	(c)	10/15/28	625	625,903
Battalion CLO VII Ltd. (Cayman Islands), Series 2014-7A, Class A1RR, 144A, 3 Month LIBOR + 1.040%	3.343	(c)	07/17/28	2,300	2,293,344
Battalion CLO X Ltd. (Cayman Islands), Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.533	(c)	01/24/29	2,000	2,003,284
Catamaran CLO Ltd. (Cayman Islands),
Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 0.850%	3.106	(c)	01/27/28	450	447,453
Series 2014-2A, Class A1R, 144A, 3 Month LIBOR + 1.400%	3.700	(c)	10/18/26	642	641,994
CIFC Funding Ltd. (Cayman Islands), Series 2015- 2A, Class AR, 144A, 3 Month LIBOR + 0.780%	3.083	(c)	04/15/27	570	568,083
Elevation CLO Ltd. (Cayman Islands), Series 2015- 4A, Class AR, 144A, 3 Month LIBOR + 0.990%	3.290	(c)	04/18/27	1,126	1,126,139
Ellington CLO IV Ltd. (Cayman Islands), Series 2019-4A, Class A, 144A, 3 Month LIBOR + 1.840%	4.143	(c)	04/15/29	1,900	1,907,173
Flagship CLO VIII Ltd. (Cayman Islands), Series 2014-8A, Class ARR, 144A, 3 Month LIBOR + 0.850%	3.172	(c)	01/16/26	640	639,055
Flagship VII Ltd. (Cayman Islands), Series 2013-7A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.398	(c)	01/20/26	134	133,985
Flatiron CLO Ltd. (Cayman Islands), Series 2015- 1A, Class AR, 144A, 3 Month LIBOR + 0.890%	3.193	(c)	04/15/27	615	615,758
HPS Loan Management Ltd. (Cayman Islands), Series 10A-16, Class A1R, 144A, 3 Month LIBOR + 1.140%	3.282	(c)	01/20/28	1,500	1,500,000
ICG US CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R, 144A, 3 Month LIBOR + 1.140%	3.443	(c)	10/19/28	1,000	997,764

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	13

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
JMP Credit Advisors CLO IV Ltd. (Cayman Islands), Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.280%	3.467	%(c)	07/17/29	1,250	$1,253,350
KVK CLO Ltd. (Cayman Islands), Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.930%	3.066	(c)	05/20/29	500	497,936
Limerock CLO III LLC (Cayman Islands), Series 2014-3A, Class A1R, 144A, 3 Month LIBOR + 1.200%	3.478	(c)	10/20/26	202	201,766
Madison Park Funding XXX Ltd. (Cayman Islands), Series 2018-30A, Class A, 144A, 3 Month LIBOR + 0.750%	3.053	(c)	04/15/29	325	321,074
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 144A, 3 Month LIBOR + 1.240%	3.543	(c)	10/15/28	1,750	1,747,147
Midocean Credit CLO V (Cayman Islands), Series 2016-5A, Class AR, 144A, 3 Month LIBOR + 1.120%	3.423	(c)	07/19/28	2,250	2,246,878
Mountain View CLO Ltd. (Cayman Islands), Series 2013-1A, Class AR, 144A, 3 Month LIBOR + 1.250%	3.590	(c)	10/12/30	500	497,920
Mountain View CLO XIV Ltd. (Cayman Islands), Series 2019-1A, Class A1, 144A, 3 Month LIBOR + 1.440%	4.058	(c)	04/15/29	425	426,043
Oaktree CLO Ltd. (Cayman Islands), Series 2015- 1A, Class A1R, 144A, 3 Month LIBOR + 0.870%	3.148	(c)	10/20/27	2,250	2,248,310
Ocean Trails CLO IV (Cayman Islands), Series 2013-4A, Class AR, 144A, 3 Month LIBOR + 0.900%	3.076	(c)	08/13/25	524	524,107
Ocean Trails CLO VI (Cayman Islands), Series 2016-6A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.453	(c)	07/15/28	1,150	1,150,182
OZLM XII Ltd. (Cayman Islands), Series 2015-12A, Class A1R, 144A, 3 Month LIBOR + 1.050%	3.316	(c)	04/30/27	300	299,074
OZLM XIII Ltd. (Cayman Islands), Series 2015-13A, Class A1R, 144A, 3 Month LIBOR + 1.080%	3.346	(c)	07/30/27	1,350	1,345,733
OZLM XV Ltd. (Cayman Islands), Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490%	3.768	(c)	01/20/29	250	249,994
Palmer Square CLO Ltd. (Cayman Islands), Series 2015-1A, Class A1R2, 144A, 3 Month LIBOR + 1.220%	3.372	(c)	05/21/29	2,500	2,498,635
Regatta Funding LP (Cayman Islands), Series 2013- 2A, Class A1R2, 144A, 3 Month LIBOR + 1.250%	3.553	(c)	01/15/29	750	749,984
Saratoga Investment Corp. CLO Ltd. (Cayman Islands), Series 2013-1A, Class AFR2, 144A, 3 Month LIBOR + 1.250%	3.528	(c)	01/20/30	1,000	1,002,153
SCOF-2 Ltd. (Cayman Islands), Series 2015-2A, Class AR, 144A, 3 Month LIBOR + 1.180%	3.483	(c)	07/15/28	2,250	2,248,468

See Notes to Financial Statements.

14

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Sound Point CLO XI Ltd. (Cayman Islands), Series 2016-1A, Class AR, 144A, 3 Month LIBOR + 1.100%	3.378	%(c)	07/20/28	500	$499,828
Sound Point Clo XIV Ltd. (Cayman Islands), Series 2016-3A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.301	(c)	01/23/29	2,250	2,250,000
TCW CLO AMR Ltd. (Cayman Islands), Series 2019- 1A, Class A, 144A, 3 Month LIBOR + 1.440%	3.598	(c)	02/15/29	1,500	1,501,474
TICP CLO I Ltd. (Cayman Islands), Series 2015-1A, Class AR, 144A, 3 Month LIBOR + 0.800%	3.078	(c)	07/20/27	500	498,132
TICP CLO III-2 Ltd. (Cayman Islands), Series 2018- 3R, Class A, 144A, 3 Month LIBOR + 0.840%	3.118	(c)	04/20/28	1,510	1,502,917
TICP CLO VI Ltd. (Cayman Islands), Series 2016-6A, Class AR, 144A, 3 Month LIBOR + 1.200%	3.503	(c)	01/15/29	1,400	1,401,022
Trinitas CLO V Ltd. (Cayman Islands), Series 2016- 5A, Class AR, 144A, 3 Month LIBOR + 1.390%	3.666	(c)	10/25/28	2,000	2,003,628
Venture XXIV CLO Ltd. (Cayman Islands),
Series 2016-24A, Class A1D, 144A, 3 Month LIBOR + 1.420%	3.698	(c)	10/20/28	250	250,032
Series 2016-24A, Class AR, 144A, 1 Month LIBOR + 1.180%	3.458	(c)	10/20/28	4,000	4,000,000
Wellfleet CLO Ltd. (Cayman Islands),
Series 2015-1A, Class AR3, 144A, 3 Month LIBOR + 1.280%	3.558	(c)	07/20/29	1,800	1,799,774
Series 2016-2A, Class A1R, 144A, 3 Month LIBOR + 1.140%	3.418	(c)	10/20/28	1,000	999,698
West CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 0.920%	3.220	(c)	07/18/26	126	125,534
Series 2014-2A, Class A1AR, 144A, 3 Month LIBOR + 0.870%	3.192	(c)	01/16/27	184	183,548
Westcott Park CLO Ltd. (Cayman Islands), Series 2016-1A, Class AR, 144A, 3 Month LIBOR + 1.210%	3.488	(c)	07/20/28	2,100	2,105,004
Zais CLO 8 Ltd. (Cayman Islands), Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.950%	3.253	(c)	04/15/29	900	892,466

TOTAL ASSET-BACKED SECURITIES (cost $55,755,970)					55,794,998

COMMERCIAL MORTGAGE-BACKED SECURITIES 10.0%
BANK,
Series 2017-BNK5, Class A1	1.909		06/15/60	1,872	1,866,481
Series 2017-BNK7, Class A1	1.984		09/15/60	121	120,351
Series 2017-BNK9, Class A1	2.322		11/15/54	939	943,650

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	15

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Series 2018-BNK14, Class A1	3.277%	09/15/60	696	$713,897
BBCMS Mortgage Trust, Series 2017-C1, Class A1	2.010	02/15/50	364	362,352
BENCHMARK Mortgage Trust, Series 2018-B1, Class A1	2.560	01/15/51	945	951,353
BENCHMARK, Series 2018-B4, Class A1	3.125	07/15/51	834	852,240
CD Mortgage Trust,
Series 2016-CD1, Class A1	1.443	08/10/49	24	23,832
Series 2017-CD3, Class A1	1.965	02/10/50	104	103,986
Series 2017-CD5, Class A1	2.028	08/15/50	1,190	1,190,070
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class A1	1.501	05/10/58	697	692,244
Series 2016-C7, Class A1	1.971	12/10/54	836	833,919
CGMS Commercial Mortgage Trust, Series 2017- B1, Class A1	2.008	08/15/50	1,330	1,328,721
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class AAB	3.477	05/10/47	519	536,532
Series 2015-GC35, Class A1	1.847	11/10/48	649	646,803
Series 2015-P1, Class A1	1.648	09/15/48	164	163,335
Series 2016-C1, Class A1	1.506	05/10/49	990	984,402
Series 2016-GC37, Class A1	1.635	04/10/49	26	25,879
Series 2016-P5, Class A1	1.410	10/10/49	70	69,963
Series 2017-P8, Class A1	2.065	09/15/50	771	771,507
COMM Mortgage Trust,
Series 2013-CR11, Class ASB	3.660	08/10/50	967	997,056
Series 2013-CR7, Class ASB	2.739	03/10/46	678	685,433
Series 2014-CR17, Class ASB	3.598	05/10/47	713	737,704
Series 2014-UBS6, Class ASB	3.387	12/10/47	4,800	4,977,313
Series 2015-CR23, Class A1	1.536	05/10/48	3,843	3,834,707
Series 2015-CR24, Class A2	3.022	08/10/48	12	11,886
Series 2015-CR25, Class A1	1.737	08/10/48	126	125,680
Series 2015-CR27, Class A2	2.223	10/10/48	1,050	1,048,993
Series 2016-DC2, Class A1	1.820	02/10/49	350	348,005
Series 2017-COR2, Class A1	2.111	09/10/50	195	195,742
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class A1	1.770	02/10/49	267	265,839
CSAIL Commercial Mortgage Trust,
Series 2015-C3, Class A1	1.717	08/15/48	119	118,156
Series 2017-C8, Class A1	1.930	06/15/50	103	102,135
DBJPM Mortgage Trust,
Series 2016-C3, Class A1	1.502	08/10/49	3,637	3,609,284
Series 2016-C3, Class A2	1.886	08/10/49	1,085	1,078,715
GS Mortgage Securities Trust,
Series 2013-GCJ14, Class A3	3.526	08/10/46	109	109,615
Series 2014-GC22, Class AAB	3.467	06/10/47	955	983,199
Series 2015-GC34, Class A2	2.075	10/10/48	800	799,104
Series 2016-GS3, Class A1	1.429	10/10/49	1,921	1,907,777

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Series 2017-GS7, Class A1	1.950%		08/10/50	1,875	$1,872,776
Series 2018-GS9, Class A1	2.861		03/10/51	2,304	2,337,023
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A1	1.324		08/15/49	527	522,614
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class A1	1.666		08/15/48	114	113,042
Series 2013-C12, Class ASB	3.157		07/15/45	982	995,617
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class A1	2.086		03/15/50	1,152	1,149,926
Series 2017-JP7, Class A1	1.969		09/15/50	674	672,121
JPMDB Commercial Mortgage Securities Trust,
Series 2017-C5, Class A1	2.096		03/15/50	906	904,244
Series 2017-C7, Class A1	2.081		10/15/50	173	173,319
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C14, Class A3	3.669		02/15/47	141	143,896
Series 2016-C31, Class A1	1.511		11/15/49	550	546,160
Morgan Stanley Capital I Trust,
Series 2015-MS1, Class A1	1.638		05/15/48	263	262,462
Series 2016-BNK2, Class A1	1.424		11/15/49	102	100,796
Series 2016-UBS9, Class A1	1.711		03/15/49	97	96,467
UBS Commercial Mortgage Trust,
Series 2012-C1, Class A3	3.400		05/10/45	1,459	1,499,956
Series 2017-C4, Class A1	2.129		10/15/50	312	312,196
Series 2017-C5, Class A1	2.139		11/15/50	296	295,609
Series 2018-C11, Class A1	3.211		06/15/51	82	83,597
Series 2018-C8, Class A1	2.659		02/15/51	1,134	1,144,999
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC22, Class A1	1.639		09/15/58	172	171,730
Series 2015-NXS2, Class A2	3.020		07/15/58	745	744,587
Series 2015-NXS4, Class A1	1.889		12/15/48	68	67,534
Series 2015-P2, Class A2B	4.897	(c)	12/15/48	193	199,216
Series 2016-BNK1, Class A1	1.321		08/15/49	109	108,038
Series 2016-C32, Class A1	1.577		01/15/59	241	239,518
Series 2016-C33, Class A1	1.775		03/15/59	388	387,202
Series 2016-C35, Class A1	1.392		07/15/48	501	497,559
Series 2016-C37, Class A1	1.944		12/15/49	944	941,162
Series 2016-LC24, Class A1	1.441		10/15/49	33	32,975
Series 2016-NXS6, Class A1	1.417		11/15/49	4,108	4,076,776
Series 2017-RB1, Class A1	2.056		03/15/50	79	78,961
Series 2017-RC1, Class A1	2.012		01/15/60	67	66,858

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $55,498,325)					55,956,796

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	17

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS 61.0%

Aerospace & Defense 1.8%
General Dynamics Corp.,
Gtd. Notes	2.875%		05/11/20	1,295	$1,302,767
Gtd. Notes, 3 Month LIBOR + 0.290%	2.471	(c)	05/11/20	350	350,446
Lockheed Martin Corp., Sr. Unsec’d. Notes	3.350		09/15/21	2,800	2,875,482
Northrop Grumman Corp., Sr. Unsec’d. Notes	2.080		10/15/20	768	768,493
United Technologies Corp., Sr. Unsec’d. Notes	1.900		05/04/20	5,000	4,991,355

					10,288,543

Agriculture 1.0%
BAT Capital Corp., Gtd. Notes	2.297		08/14/20	5,000	5,000,364
Philip Morris International, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.420%	2.572	(c)	02/21/20	600	600,940

					5,601,304

Auto Manufacturers 2.7%
American Honda Finance Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.290%	2.743	(c)	12/10/21	750	748,784
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.470%	2.773	(c)	01/08/21	1,200	1,203,623
BMW US Capital LLC,
Gtd. Notes, 144A, 3 Month LIBOR + 0.370%	2.545	(c)	08/14/20	250	250,354
Gtd. Notes, 144A, 3 Month LIBOR + 0.380%	2.683	(c)	04/06/20	1,251	1,252,806
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.750	(c)	04/12/21	893	893,257
Gtd. Notes, 144A, 3 Month LIBOR + 0.500%	2.676	(c)	08/13/21	1,465	1,468,427
Daimler Finance North America LLC,
Gtd. Notes, 144A	2.200		05/05/20	2,665	2,665,126
Gtd. Notes, 144A, 3 Month LIBOR + 0.390%	2.677	(c)	05/04/20	150	150,125
Gtd. Notes, 144A, 3 Month LIBOR + 0.530%	2.817	(c)	05/05/20	360	360,532
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%	2.933	(c)	01/06/20	700	701,172
General Motors Financial Co., Inc., Gtd. Notes, 3 Month LIBOR + 1.560%	3.863	(c)	01/15/20	2,084	2,092,659
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A	2.400		09/15/19	1,000	999,907
Gtd. Notes, 144A, 3 Month LIBOR + 0.500%	2.652	(c)	05/21/20	350	350,172
Nissan Motor Acceptance Corp., Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.390%	2.693	(c)	07/13/20	410	410,027
Toyota Motor Credit Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.100%	2.438	(c)	01/10/20	250	250,073
Toyota Motor Finance Netherlands BV (Netherlands), Sr. Unsec’d. Notes, EMTN, 3 Month LIBOR + 0.250%	2.686	(c)	12/12/19	500	500,210
Volkswagen Group of America Finance LLC, Gtd. Notes, 144A, 3 Month LIBOR + 0.770%	2.946	(c)	11/13/20	1,000	1,004,338

					15,301,592

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 10.9%
ABN AMRO Bank NV (Netherlands), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.570%	2.702	%(c)	08/27/21	500	$501,787
Australia & New Zealand Banking Group Ltd. (Australia), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.320%	2.505	(c)	11/09/20	450	450,900
Bangkok Bank PCL (Thailand), Sr. Unsec’d. Notes	4.800		10/18/20	300	308,406
Bank of America Corp.,
Sr. Unsec’d. Notes, MTN	5.000		05/13/21	1,225	1,283,737
Sr. Unsec’d. Notes, GMTN, 3 Month LIBOR + 0.660%	2.369	(c)	07/21/21	3,225	3,230,254
Bank of China Ltd. (China), EMTN, Sr. Unsec’d. Notes	2.875		06/30/20	250	251,073
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.340%	2.643	(c)	07/13/20	250	250,525
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.440%	2.850	(c)	06/15/20	1,021	1,023,879
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.460%	2.763	(c)	04/13/21	275	276,090
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	1.950		08/23/22	5,000	4,995,762
BB&T Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.570%	2.980	(c)	06/15/20	200	200,701
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.715%	3.018	(c)	01/15/20	160	160,293
Capital One NA,
Sr. Unsec’d. Notes, BKNT	2.350		01/31/20	400	400,087
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.765%	3.215	(c)	09/13/19	1,500	1,500,363
Citibank NA,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.260%	2.662	(c)	09/18/19	350	350,074
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.530%	3.165	(c)	02/19/22	3,000	3,044,638
Cooperatieve Rabobank UA (Netherlands), Sr. Unsec’d. Notes	3.125		04/26/21	2,000	2,035,067
Federation des Caisses Desjardins du Quebec (Canada), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.330%	2.596	(c)	10/30/20	2,507	2,511,805
Fifth Third Bank, BKNT, Sr. Unsec’d. Notes	1.625		09/27/19	1,100	1,099,554
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes	5.750		01/24/22	3,000	3,249,038
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.020%	3.279	(c)	10/23/19	400	400,546
Industrial & Commercial Bank of China Ltd. (China), BNKT, Sr. Unsec’d. Notes	2.905		11/13/20	550	553,275
Industrial Bank of Korea (South Korea), Sr. Unsec’d. Notes, 144A	2.000		04/23/20	350	349,904
JPMorgan Chase & Co., Sr. Unsec’d. Notes	2.750		06/23/20	2,900	2,913,589
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	2.623		07/18/22	1,000	1,011,939
Morgan Stanley,
Sr. Unsec’d. Notes	2.750		05/19/22	3,000	3,051,550
Sr. Unsec’d. Notes, MTN	5.625		09/23/19	600	601,034
National Australia Bank Ltd. (Australia),
Sr. Unsec’d. Notes	2.250		01/10/20	2,000	2,000,911

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	19

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Sr. Unsec’d. Notes	2.500%		01/12/21	1,600	$1,610,736
Nordea Bank Abp (Finland),
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.470%	2.587	(c)	05/29/20	400	400,975
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.620%	2.950	(c)	09/30/19	1,000	1,000,541
PNC Bank NA,
Sr. Unsec’d. Notes, BKNT	2.150		04/29/21	5,000	5,013,816
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.250%	2.528	(c)	01/22/21	500	500,145
RHB Bank Bhd (Malaysia), EMTN, Sr. Unsec’d. Notes	2.503		10/06/21	1,300	1,301,910
Santander UK PLC (United Kingdom), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.660%	2.818	(c)	11/15/21	1,000	1,002,487
Shinhan Bank Co. Ltd. (South Korea), Sr. Unsec’d. Notes	2.250		04/15/20	500	500,090
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes	1.500		09/13/19	1,500	1,499,749
State Street Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.900%	3.024	(c)	08/18/20	1,127	1,135,616
SunTrust Bank,
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.530%	2.786	(c)	01/31/20	740	741,071
Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.590%	2.714	(c)	05/17/22	3,000	3,007,463
Toronto-Dominion Bank (The) (Canada), Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.280%	2.731	(c)	06/11/20	500	500,855
UBS AG (Switzerland), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.580%	3.031	(c)	06/08/20	1,000	1,002,976
US Bank NA, Sr. Unsec’d. Notes, BKNT, 3 Month LIBOR + 0.440%	2.588	(c)	05/23/22	3,700	3,703,364
Wells Fargo Bank NA, Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.650%	3.124	(c)	12/06/19	404	404,727

					61,333,302

Beverages 1.3%
Diageo Capital PLC (United Kingdom),
Gtd. Notes	3.000		05/18/20	975	980,992
Gtd. Notes, 3 Month LIBOR + 0.240%	2.364	(c)	05/18/20	2,000	2,000,375
Keurig Dr Pepper, Inc., Gtd. Notes	3.551		05/25/21	4,365	4,469,712

					7,451,079

Biotechnology 1.0%
Biogen, Inc., Sr. Unsec’d. Notes	2.900		09/15/20	500	503,032
Celgene Corp., Sr. Unsec’d. Notes	2.875		08/15/20	5,095	5,125,552

					5,628,584

Building Materials 0.1%
Johnson Controls International PLC (Ireland), Sr. Unsec’d. Notes	5.000		03/30/20	500	506,896

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 2.1%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.750%	3.003	%(c)	05/01/20	4,600	$4,611,645
CNAC HK Finbridge Co. Ltd. (Hong Kong),
Gtd. Notes	3.000		07/19/20	450	451,066
Gtd. Notes	4.125		03/14/21	1,750	1,783,314
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.710%	2.868	(c)	11/15/20	2,000	2,010,662
Sr. Unsec’d. Notes	3.766		11/15/20	2,630	2,684,189

					11,540,876

Commercial Services 1.4%
ERAC USA Finance LLC, Gtd. Notes, 144A	2.350		10/15/19	3,600	3,599,130
Verisk Analytics, Inc., Sr. Unsec’d. Notes	5.800		05/01/21	4,000	4,232,477

					7,831,607

Computers 0.9%
Apple, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	2.685	(c)	02/09/22	2,163	2,178,568
IBM Credit LLC,
Sr. Unsec’d. Notes	2.650		02/05/21	2,000	2,019,087
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.470%	2.594	(c)	11/30/20	1,000	1,004,010

					5,201,665

Diversified Financial Services 0.5%
American Express Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.525%	2.649	(c)	05/17/21	2,000	2,006,429
American Express Credit Corp., Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.730%	2.862	(c)	05/26/20	415	416,667
BOC Aviation Ltd. (Singapore), Sr. Unsec’d. Notes, 144A	3.000		03/30/20	250	250,656
Charles Schwab Corp. (The), Sr. Unsec’d. Notes, 3 Month LIBOR + 0.320%	2.472	(c)	05/21/21	350	350,166

					3,023,918

Electric 4.4%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	5.875		12/13/21	2,000	2,150,480
Sr. Unsec’d. Notes, 144A	6.250		09/16/19	360	360,698
American Electric Power Co., Inc., Sr. Unsec’d. Notes	3.650		12/01/21	4,000	4,134,374
CenterPoint Energy, Inc., Sr. Unsec’d. Notes	3.600		11/01/21	750	771,452
Duke Energy Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%	3.110	(c)	06/15/20	1,630	1,630,626

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	21

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Duke Energy Indiana LLC, 1 Mortgage Notes	3.750%		07/15/20	3,400	$3,453,088
Israel Electric Corp. Ltd. (Israel), Sr. Sec’d. Notes, 144A	9.375		01/28/20	200	205,522
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.900		04/01/22	2,500	2,553,589
Gtd. Notes, 3 Month LIBOR + 0.315%	2.835	(c)	09/03/19	1,040	1,040,000
Saudi Electricity Global Sukuk Co. (Cayman Islands), Sr. Unsec’d. Notes	4.211		04/03/22	1,800	1,877,371
Sempra Energy, Sr. Unsec’d. Notes	2.400		03/15/20	1,255	1,253,580
State Grid Overseas Investment 2016 Ltd. (British Virgin Islands), Gtd. Notes, 144A	2.250		05/04/20	3,000	3,000,810
WEC Energy Group, Inc., Sr. Unsec’d. Notes	3.100		03/08/22	2,500	2,560,679

					24,992,269

Electronics 0.3%
Honeywell International, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.040%	2.306	(c)	10/30/19	530	529,972
Tyco Electronics Group SA (Luxembourg), Gtd. Notes, 3 Month LIBOR + 0.450%	2.929	(c)	06/05/20	1,100	1,101,100

					1,631,072

Environmental Control 0.6%
Waste Management, Inc., Gtd. Notes	4.750		06/30/20	3,490	3,560,698

Food 2.5%
Campbell Soup Co., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	2.910	(c)	03/16/20	400	399,978
General Mills, Inc.,
Sr. Unsec’d. Notes	3.200		04/16/21	3,080	3,134,063
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%	2.862	(c)	04/16/21	400	400,220
JM Smucker Co. (The),
Sr. Unsec’d. Notes	2.200		12/06/19	287	286,836
Sr. Unsec’d. Notes	2.500		03/15/20	1,300	1,301,793
Mondelez International Holdings Netherlands BV (Netherlands), Gtd. Notes, 144A, 3 Month LIBOR + 0.610%	2.866	(c)	10/28/19	500	500,459
Nestle Holdings, Inc., Gtd. Notes, 144A	3.100		09/24/21	3,500	3,578,233
Tyson Foods, Inc.,
Sr. Unsec’d. Notes	2.250		08/23/21	3,300	3,309,384
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%	2.682	(c)	06/02/20	500	500,583
Wm Wrigley Jr Co., Sr. Unsec’d. Notes, 144A	2.900		10/21/19	555	555,236

					13,966,785

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Hand/Machine Tools 0.7%
Stanley Black & Decker, Inc., Gtd. Notes	3.400%		12/01/21	4,000	$4,092,248

Healthcare-Products 2.5%
Abbott Laboratories, Sr. Unsec’d. Notes	2.900		11/30/21	2,787	2,841,736
Medtronic, Inc.,
Gtd. Notes	3.150		03/15/22	707	731,298
Gtd. Notes, 3 Month LIBOR + 0.800%	3.210	(c)	03/15/20	750	752,348
Stryker Corp., Sr. Unsec’d. Notes	2.625		03/15/21	4,000	4,032,040
Thermo Fisher Scientific, Inc., Sr. Unsec’d. Notes	4.500		03/01/21	5,454	5,649,729

					14,007,151

Healthcare-Services 0.3%
Quest Diagnostics, Inc., Gtd. Notes	4.750		01/30/20	1,500	1,513,777

Household Products/Wares 0.3%
Church & Dwight Co., Inc., Sr. Unsec’d. Notes	2.450		12/15/19	1,500	1,499,723

Insurance 4.0%
AIA Group Ltd. (Hong Kong), Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.520%	2.907	(c)	09/20/21	600	599,988
Chubb INA Holdings, Inc., Gtd. Notes	2.300		11/03/20	4,000	4,015,679
Jackson National Life Global Funding, Sr. Sec’d. Notes, 144A	2.200		01/30/20	2,000	2,000,206
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes	2.350		09/10/19	1,500	1,499,989
Sr. Unsec’d. Notes	3.500		12/29/20	500	509,033
Metropolitan Life Global Funding I,
Sec’d. Notes, 144A	3.375		01/11/22	1,250	1,289,850
Sec’d. Notes, 144A	3.450		10/09/21	750	772,170
New York Life Global Funding,
Sec’d. Notes, 144A	1.500		10/24/19	1,000	999,149
Sec’d. Notes, 144A, 3 Month LIBOR + 0.320%	2.559	(c)	08/06/21	500	500,741
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.440%	2.780	(c)	07/12/22	3,000	3,004,091
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A	2.625		11/19/20	4,000	4,023,557
Sr. Sec’d. Notes, 144A, 3 Month LIBOR + 0.300%	2.633	(c)	06/26/20	400	400,138
Protective Life Global Funding,
Sec’d. Notes, 144A	2.262		04/08/20	500	499,935
Sec’d. Notes, 144A, 3 Month LIBOR + 0.370%	2.673	(c)	07/13/20	2,500	2,505,830

					22,620,356

Lodging 0.1%
Marriott International, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	2.738	(c)	12/01/20	800	803,120

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	23

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Constructions & Mining 0.9%
Caterpillar Financial Services Corp.,
Sr. Unsec’d. Notes	1.700%		08/09/21	3,500	$3,483,312
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.350%	2.822	(c)	12/07/20	600	601,158
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.510%	2.848	(c)	01/10/20	1,120	1,121,919

					5,206,389

Machinery-Diversified 0.2%
John Deere Capital Corp.,
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.260%	2.713	(c)	09/10/21	400	399,635
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.300%	2.750	(c)	03/13/20	1,000	1,001,621

					1,401,256

Media 0.5%
Comcast Corp.,
Gtd. Notes	3.450		10/01/21	2,000	2,060,491
Gtd. Notes, 3 Month LIBOR + 0.330%	2.649	(c)	10/01/20	750	751,046

					2,811,537

Miscellaneous Manufacturer 0.9%
Siemens Financieringsmaatschappij NV (Netherlands),
Gtd. Notes, 144A	2.200		03/16/20	1,000	1,000,002
Gtd. Notes, 144A, 3 Month LIBOR + 0.340%	2.750	(c)	03/16/20	1,000	1,001,349
Textron, Inc., Sr. Unsec’d. Notes	3.650		03/01/21	3,000	3,060,284

					5,061,635

Oil & Gas 4.0%
BP Capital Markets PLC (United Kingdom), Gtd. Notes	1.768		09/19/19	327	326,904
CNOOC Finance 2012 Ltd. (British Virgin Islands), Gtd. Notes, 144A	3.875		05/02/22	2,000	2,073,340
EOG Resources, Inc., Sr. Unsec’d. Notes	2.450		04/01/20	500	500,704
Exxon Mobil Corp., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.330%	2.498	(c)	08/16/22	6,000	6,015,504
Lukoil International Finance BV (Netherlands), Gtd. Notes, 144A	7.250		11/05/19	200	201,533
Occidental Petroleum Corp., Sr. Unsec’d. Notes	4.100		02/01/21	262	267,576
Petroleos Mexicanos (Mexico), Gtd. Notes	6.000		03/05/20	350	354,105
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	3.450		01/15/21	3,000	3,044,004
Reliance Holding USA, Inc., Gtd. Notes	4.500		10/19/20	1,300	1,327,345
Saudi Arabian Oil Co. (Saudi Arabia), Sr. Unsec’d. Notes, 144A	2.750		04/16/22	1,980	2,009,409

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Shell International Finance BV (Netherlands), Gtd. Notes, 3 Month LIBOR + 0.350%	2.786	%(c)	09/12/19	1,500	$1,500,197
Sinopec Group Overseas Development 2015 Ltd. (British Virgin Islands), Gtd. Notes, 144A	2.500		04/28/20	375	375,357
Total Capital International SA (France), Gtd. Notes	2.218		07/12/21	4,400	4,429,001

					22,424,979

Oil & Gas Services 0.5%
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000		12/21/20	2,700	2,726,598

Pharmaceuticals 5.0%
AbbVie, Inc., Sr. Unsec’d. Notes	3.375		11/14/21	3,730	3,825,265
AstraZeneca PLC (United Kingdom),
Sr. Unsec’d. Notes	1.950		09/18/19	500	499,942
Sr. Unsec’d. Notes	2.375		11/16/20	3,956	3,966,381
Bayer US Finance II LLC, Gtd. Notes, 144A	3.500		06/25/21	1,800	1,838,055
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.200%	2.368	(c)	11/16/20	1,000	999,849
Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.380%	2.548	(c)	05/16/22	2,000	2,002,860
Cardinal Health, Inc., Sr. Unsec’d. Notes	2.400		11/15/19	3,545	3,543,633
CVS Health Corp., Sr. Unsec’d. Notes	2.800		07/20/20	788	791,905
GlaxoSmithKline Capital PLC (United Kingdom), Gtd. Notes, 3 Month LIBOR + 0.350%	2.525	(c)	05/14/21	3,295	3,301,590
McKesson Corp., Sr. Unsec’d. Notes	3.650		11/30/20	4,738	4,822,904
Pfizer, Inc., Sr. Unsec’d. Notes	5.200		08/12/20	500	515,132
Zoetis, Inc., Sr. Unsec’d. Notes	3.450		11/13/20	2,235	2,265,073

					28,372,589

Pipelines 0.9%
Enterprise Products Operating LLC, Gtd. Notes	3.500		02/01/22	750	775,495
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000		02/15/21	4,000	4,141,000

					4,916,495

Real Estate Investment Trusts (REITS) 0.1%
AvalonBay Communities, Inc., MTN, Sr. Unsec’d. Notes, 3 Month LIBOR + 0.430%	2.733	(c)	01/15/21	395	394,476

Retail 3.0%
AutoZone, Inc., Sr. Unsec’d. Notes	3.700		04/15/22	3,000	3,125,203
Home Depot, Inc. (The), Sr. Unsec’d. Notes	2.625		06/01/22	3,250	3,327,908

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	25

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Lowe’s Cos., Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.420%	2.873	%(c)	09/10/19	1,159	$1,159,118
McDonald’s Corp.,
Sr. Unsec’d. Notes, MTN	2.625		01/15/22	2,193	2,228,385
Sr. Unsec’d. Notes, MTN, 3 Month LIBOR + 0.430%	2.686	(c)	10/28/21	1,900	1,897,927
Walmart, Inc.,
Sr. Unsec’d. Notes	2.850		06/23/20	4,500	4,534,082
Sr. Unsec’d. Notes	3.125		06/23/21	500	512,210

					16,784,833

Semiconductors 1.6%
NVIDIA Corp., Sr. Unsec’d. Notes	2.200		09/16/21	4,330	4,344,008
QUALCOMM, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%	2.686	(c)	05/20/20	4,472	4,479,873

					8,823,881

Software 1.3%
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700		03/01/21	3,127	3,189,904
Fidelity National Information Services, Inc., Sr. Unsec’d. Notes	3.625		10/15/20	4,000	4,059,839

					7,249,743

Telecommunications 0.5%
Verizon Communications, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%	2.700	(c)	05/22/20	3,000	3,006,658

Transportation 2.0%
FedEx Corp., Gtd. Notes	3.400		01/14/22	3,000	3,095,055
Ryder System, Inc.,
Sr. Unsec’d. Notes, MTN	2.500		05/11/20	382	382,333
Sr. Unsec’d. Notes, MTN	2.875		06/01/22	3,000	3,061,421
Union Pacific Corp., Sr. Unsec’d. Notes	1.800		02/01/20	2,000	1,996,099
United Parcel Service, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.150%	2.469	(c)	04/01/21	2,500	2,497,276

					11,032,184

Trucking & Leasing 0.2%
Aviation Capital Group LLC, Sr. Unsec’d. Notes, 144A, 3 Month LIBOR + 0.950%	3.082	(c)	06/01/21	1,000	1,005,052

TOTAL CORPORATE BONDS (cost $342,027,489)					343,614,870

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CERTIFICATES OF DEPOSIT 3.3%

Banks 2.6%
Bank of Nova Scotia (Canada),
3 Month LIBOR + 0.190%	2.641	%(c)	03/11/20	500	$500,437
3 Month LIBOR + 0.220%	2.550	(c)	12/30/19	325	325,228
3 Month LIBOR + 0.260%	2.547	(c)	11/04/19	400	400,173
3 Month LIBOR + 0.280%	2.666	(c)	09/21/20	500	500,154
BNP Paribas SA (France), 3 Month LIBOR + 0.250%	2.503	(c)	02/01/21	3,000	2,999,986
Canadian Imperial Bank of Commerce (Canada),
3 Month LIBOR + 0.220%	2.531	(c)	12/27/19	500	500,295
3 Month LIBOR + 0.410%	2.797	(c)	09/20/19	310	310,087
Credit Agricole Corporate & Investment Bank (France),
3 Month LIBOR + 0.385%	2.566	(c)	05/11/20	600	601,164
3 Month LIBOR + 0.470%	2.808	(c)	04/10/20	1,000	1,002,069
Nordea Bank Abp (Finland), 3 Month LIBOR + 0.400%	2.703	(c)	01/14/21	2,500	2,504,343
Nordea Bank Abp (Sweden), 3 Month LIBOR + 0.300%	2.779	(c)	06/05/20	500	500,819
Sumitomo Mitsui Banking Corp. (Japan),
3 Month LIBOR + 0.350%	2.690	(c)	07/12/21	1,000	999,995
3 Month LIBOR + 0.355%	2.523	(c)	05/13/21	3,000	3,000,734
3 Month LIBOR + 0.410%	2.812	(c)	06/18/20	250	250,253

					14,395,737

Diversified Financial Services 0.7%
DNB Bank ASA (Norway), 3 Month LIBOR + 0.280%	2.569	(c)	10/08/20	4,000	4,005,587

TOTAL CERTIFICATES OF DEPOSIT (cost $18,384,002)					18,401,324

SOVEREIGN BONDS 1.1%
Indonesia Government International Bond (Indonesia), Sr. Unsec’d. Notes, 144A	4.875		05/05/21	1,750	1,818,290
Lithuania Government International Bond (Lithuania), Sr. Unsec’d. Notes	6.125		03/09/21	2,300	2,435,567
Magyar Export-Import Bank Zrt (Hungary)	4.000		01/30/20	2,000	2,011,368
Qatar Government International Bond (Qatar), Sr. Unsec’d. Notes, 144A	5.250		01/20/20	200	202,272

TOTAL SOVEREIGN BONDS (cost $6,424,403)					6,467,497

TOTAL LONG-TERM INVESTMENTS (cost $478,090,189)					480,235,485

				Shares

SHORT-TERM INVESTMENTS 14.7%

AFFILIATED MUTUAL FUND 1.8%
PGIM Core Ultra Short Bond Fund (cost $9,860,408)(w)				9,860,408	9,860,408

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	27

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

TIME DEPOSIT 0.0%
Sumitomo Mitsui Banking Corp. (cost $39,680)	1.490%		09/03/19	40	$39,680

CERTIFICATES OF DEPOSIT 2.8%

Banks 2.8%
Bank of Nova Scotia (Canada),
1 Month LIBOR + 0.180%	2.362	(c)	06/19/20	1,500	1,499,300
3 Month LIBOR + 0.200%	2.587	(c)	09/20/19	750	750,066
BNP Paribas SA (France), 1 Month LIBOR + 0.220%	2.365	(c)	06/25/20	2,000	2,000,080
Canadian Imperial Bank of Commerce (Canada),
1 Month LIBOR + 0.400%	2.601	(c)	12/10/19	540	540,483
1 Month LIBOR + 0.400%	2.601	(c)	12/12/19	300	300,272
Credit Suisse AG (Switzerland), 3 Month LIBOR + 0.170%	2.489	(c)	10/01/19	300	300,025
Lloyds Bank Corporate Markets PLC (United Kingdom), 3 Month LIBOR + 0.220%	2.531	(c)	10/09/19	2,000	2,000,321
MUFG Bank Ltd. (Japan), 3 Month LIBOR + 0.160%	2.310	(c)	05/22/20	3,500	3,499,991
Natixis SA (France),
1 Month LIBOR + 0.290%	2.534	(c)	06/05/20	1,450	1,450,081
3 Month LIBOR + 0.170%	2.500	(c)	03/27/20	1,750	1,750,483
3 Month LIBOR + 0.230%	2.568	(c)	01/10/20	800	800,442
US Bank NA (United States)	2.357	(c)	06/19/20	1,000	999,533

TOTAL CERTIFICATES OF DEPOSIT (cost $15,890,506)					15,891,077

COMMERCIAL PAPER 9.2%
Australia & New Zealand Banking Group Ltd. (Australia) 144A	2.488	(c)	10/10/19	750	750,107
Commonwealth Bank of Australia (Australia) 144A	2.403	(c)	01/17/20	1,500	1,500,434
Commonwealth Bank of Australia (Australia) 144A	2.370	(c)	04/02/20	1,000	1,000,221
Enbridge US Inc. 144A	2.673	(s)	10/21/19	1,000	996,642
Eni Finance USA, Inc. 144A	2.539	(s)	09/16/19	2,400	2,397,315
Eni Finance USA, Inc. 144A	2.881	(s)	09/25/19	750	748,720
Entergy Corp. 144A	3.046	(s)	09/09/19	250	249,838
ERAC USA Finance LLC 144A	2.597	(s)	09/24/19	1,500	1,497,604
Federation des Caisses Desjardins du Quebec (Canada) 144A	2.571	(c)	12/10/19	1,000	1,000,809
Federation des Caisses Desjardins du Quebec (Canada) 144A	2.447	(c)	08/14/20	1,500	1,500,095
FMC Technologies Inc. 144A	2.445	(s)	11/08/19	3,700	3,683,237
FMC Technologies Inc. 144A	2.465	(s)	11/01/19	1,300	1,294,699
General Electric Co.	2.883	(s)	09/25/19	3,000	2,995,012
Glencore Funding LLC 144A	3.503	(s)	09/20/19	1,400	1,398,022
HSBC USA, Inc. 144A	2.508	(c)	10/10/19	1,000	1,000,152

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL PAPER (Continued)
Nissan Motor Acceptance Corp. 144A	3.125	%(s)	09/16/19	1,000	$998,985
Nissan Motor Acceptance Corp. 144A	2.574	(s)	11/12/19	1,950	1,941,017
Nutrien Ltd. 144A	2.357	(s)	09/27/19	3,000	2,994,619
PPL Capital Funding Inc. 144A	2.355	(s)	09/16/19	2,000	1,997,843
Sempra Energy 144A	2.978	(s)	09/18/19	2,750	2,746,679
Shell International Finance BV 144A	2.037	(s)	06/30/20	3,500	3,443,067
Societe Generale SA (France) 144A	2.681	(c)	01/09/20	2,000	2,002,268
VW Credit, Inc. 144A	2.995	(s)	11/06/19	750	746,699
VW Credit, Inc. 144A	2.479	(s)	01/14/20	2,325	2,304,172
Walgreens Boots Alliance, Inc. 144A	3.137	(s)	10/15/19	2,000	1,994,069
Walgreens Boots Alliance, Inc. 144A	2.546	(s)	09/26/19	2,000	1,996,544
Western Union Co. 144A	2.301	(s)	09/05/19	5,000	4,998,119
Westpac Banking Corp. (Australia) 144A	2.423	(c)	01/17/20	1,000	1,000,363
Westpac Banking Corp. (Australia) 144A	2.330	(c)	11/22/19	700	700,278

TOTAL COMMERCIAL PAPER (cost $51,865,477)					51,877,629

CORPORATE NOTE 0.9%

Telecommunications 0.9%
BellSouth LLC, 144A (cost $5,044,029)	4.266		04/26/20	5,000	5,053,500

TOTAL SHORT-TERM INVESTMENTS (cost $82,700,100)					82,722,294

TOTAL INVESTMENTS 100.0% (cost $560,790,289)					562,957,779
Other assets in excess of liabilities 0.0%					31,986

NET ASSETS 100.0%					$562,989,765

The following abbreviations are used in the annual report:

(Q)—Quarterly payment frequency for swaps

(S)—Semiannual payment frequency for swaps

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

BKNT—Bank Note

CLO—Collateralized Loan Obligation

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2019.
(s)	Represents zero coupon bond. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	29

Schedule of Investments (continued)

as of August 31, 2019

Interest rate swap agreements outstanding at August 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at August 31, 2019	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements:
3,050	10/09/19	2.545%(S)	3 Month LIBOR (1)(Q)	$1,290	$(20,562)	$(21,852)
4,510	04/10/20	2.587%(S)	3 Month LIBOR (1)(Q)	10,989	(45,597)	(56,586)
30,250	07/18/20	2.711%(S)	3 Month LIBOR (1)(Q)	(176,284)	(235,256)	(58,972)
28,850	11/02/20	2.806%(S)	3 Month LIBOR (1)(Q)	(236,080)	(564,598)	(328,518)
21,755	05/09/21	2.855%(S)	3 Month LIBOR (1)(Q)	(305,963)	(621,310)	(315,347)
900	11/24/19	2.715%(S)	3 Month LIBOR (1)(Q)	510	(7,083)	(7,593)
33,265	03/11/21	2.850%(S)	3 Month LIBOR (1)(Q)	(427,648)	(872,795)	(445,147)
16,320	07/27/21	2.929%(S)	3 Month LIBOR (1)(Q)	(278,291)	(431,195)	(152,904)
4,640	02/28/20	2.742%(S)	3 Month LIBOR (1)(Q)	(3,213)	(15,620)	(12,407)
2,550	02/05/20	2.350%(S)	3 Month LIBOR (1)(Q)	13,858	(2,450)	(16,308)
11,930	10/04/21	3.046%(S)	3 Month LIBOR (1)(Q)	(203,599)	(478,295)	(274,696)
21,445	12/21/20	3.008%(S)	3 Month LIBOR (1)(Q)	(233,411)	(385,265)	(151,854)
17,525	01/11/22	2.672%(S)	3 Month LIBOR (1)(Q)	(258,152)	(490,490)	(232,338)
10,800	04/01/22	2.265%(S)	3 Month LIBOR (1)(Q)	(64,500)	(282,961)	(218,461)
12,800	04/12/22	2.357%(S)	3 Month LIBOR (1)(Q)	(145,026)	(372,606)	(227,580)
10,015	10/02/21	1.898%(S)	3 Month LIBOR (1)(Q)	(6,871)	(118,745)	(111,874)
4,640	05/04/20	1.713%(S)	3 Month LIBOR (1)(Q)	21,245	(8,993)	(30,238)
3,250	06/15/22	1.873%(S)	3 Month LIBOR (1)(Q)	32,503	(35,947)	(68,450)
8,285	11/10/20	1.943%(S)	3 Month LIBOR (1)(Q)	(10,800)	(60,414)	(49,614)
5,000	08/22/22	1.421%(S)	3 Month LIBOR (1)(Q)	162	(1,768)	(1,930)

				$(2,269,281)	$(5,051,950)	$(2,782,669)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/ exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$2,227,000	$—

See Notes to Financial Statements.

30

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$55,794,998	$—
Commercial Mortgage-Backed Securities	—	55,956,796	—
Corporate Bonds	—	343,614,870	—
Affiliated Mutual Fund	9,860,408	—	—
Time Deposit	—	39,680	—
Certificates of Deposit	—	34,292,401	—
Sovereign Bonds	—	6,467,497	—
Commercial Paper	—	51,877,629	—
Corporate Note	—	5,053,500	—
Other Financial Instruments*
Centrally Cleared Interest Rate Swap Agreements	—	(2,782,669)	—

Total	$9,860,408	$550,314,702	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	31

Schedule of Investments (continued)

as of August 31, 2019

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Banks	16.3%
Commercial Mortgage-Backed Securities	10.0
Collateralized Loan Obligations	9.9
Commercial Paper	9.2
Pharmaceuticals	5.0
Electric	4.4
Insurance	4.0
Oil & Gas	4.0
Retail	3.0
Auto Manufacturers	2.7
Food	2.5
Healthcare-Products	2.5
Chemicals	2.1
Transportation	2.0
Aerospace & Defense	1.8
Affiliated Mutual Fund	1.8
Semiconductors	1.6
Telecommunications	1.4
Commercial Services	1.4
Beverages	1.3
Software	1.3
Diversified Financial Services	1.2
Sovereign	1.1
Biotechnology	1.0
Agriculture	1.0%
Machinery-Constructions & Mining	0.9
Computers	0.9
Miscellaneous Manufacturer	0.9
Pipelines	0.9
Hand/Machine Tools	0.7
Environmental Control	0.6
Media	0.5
Oil & Gas Services	0.5
Electronics	0.3
Healthcare-Services	0.3
Household Products/Wares	0.3
Machinery-Diversified	0.2
Trucking & Leasing	0.2
Lodging	0.1
Building Materials	0.1
Real Estate Investment Trusts (REITS)	0.1
Time Deposit	0.0 *

100.0
Other assets in excess of liabilities	0.0 *

100.0%

*	Less than +/- 0.05%.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

32

Fair values of derivative instruments as of August 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker—variation margin swaps*	$—	Due from/to broker—variation margin swaps*	$(2,782,669)

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Interest rate contracts	$906,056

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Interest rate contracts	$(2,723,705)

For the year ended August 31, 2019 the Fund’s average volume of derivative activities is as follows:

Interest Rate Swap Agreements(1)
$87,222,400

(1)	Notional Amount in USD.

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	33

Statement of Assets & Liabilities

as of August 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $550,929,881)	$553,097,371
Affiliated investments (cost $9,860,408)	9,860,408
Cash	630
Interest and dividends receivable	2,958,458
Receivable for Fund shares sold	2,507,478
Deposit with broker for centrally cleared/exchange-traded derivatives	2,227,000
Due from broker—variation margin swaps	175,315
Receivable for investments sold	68,906

Total assets	570,895,566

Liabilities
Payable for investments purchased	7,835,024
Management fee payable	65,700
Other liabilities	5,077

Total Liabilities	7,905,801

Net Assets	$562,989,765

Net assets were comprised of:
Common stock, at par	$11,225
Paid-in capital in excess of par	561,841,127

561,852,352
Total distributable earnings (loss)	1,137,413

Net assets, August 31, 2019	$562,989,765

Net asset value, offering price and redemption price per share, ($ 562,989,765 / 11,225,000 shares of common stock issued and outstanding)	$50.15

See Notes to Financial Statements.

34

Statement of Operations

Year Ended August 31, 2019

Net Investment Income (Loss)
Income
Interest income	$7,126,133
Affiliated dividend income	82,767

Total income	7,208,900

Expenses
Management fee	370,018

Total expenses	370,018
Less: Management fee waiver and/or expense reimbursement	(284)

Net expenses	369,734

Net investment income (loss)	6,839,166

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(705))	79,456
Swap agreement transactions	906,056
Foreign currency transactions	63

985,575

Net change in unrealized appreciation (depreciation) on:
Investments	2,139,430
Swap agreements	(2,723,705)

(584,275)

Net gain (loss) on investment transactions	401,300

Net Increase (Decrease) In Net Assets Resulting From Operations	$7,240,466

See Notes to Financial Statements.

PGIM Ultra Short Bond ETF	35

Statements of Changes in Net Assets

	Year Ended August 31, 2019		Period Ended August 31, 2018*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$6,839,166	$349,649
Net realized gain (loss) on investments		985,575	48,332
Net change in unrealized appreciation (depreciation) on investments		(584,275)	(30,904)

Net increase (decrease) in net assets resulting from operations		7,240,466	367,077

Dividends and Distributions
Distributions from distributable earnings		(6,192,897)	—

Distributions from net investment income		**	(277,234)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		549,371,823	52,536,890
Cost of shares reacquired		(40,056,360)	(100,000)

Net increase (decrease) in net assets from Fund share transactions		509,315,463	52,436,890

Total increase (decrease)		510,363,032	52,526,733

Net Assets:
Beginning of period		52,626,733	100,000

End of period(a)		$562,989,765	$52,626,733

(a) Includes undistributed net investment income of:	$	**	$78,236

*	For the period from April 5, 2018 (commencement of operations) through August 31, 2018.
**	For the year ended August 31, 2019 the Fund has adopted amendments to Regulation S-X (refer to Note 9)

See Notes to Financial Statements.

36

Notes to Financial Statements

PGIM ETF Trust (the “Trust”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and operated as an exchange-traded fund. The Trust was organized as a Delaware statutory trust on October 23, 2017 and consists of six separate series (each, a “Fund” and collectively, the “Funds”): PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small- Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF.

These financial statements relate only to PGIM Ultra Short Bond ETF.

The investment objective of the Fund is to seek total return through a combination of current income and capital appreciation, consistent with preservation of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign

PGIM Ultra Short Bond ETF	37

Notes to Financial Statements (continued)

securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

38

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Swap Agreements: The Fund may enter into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

PGIM Ultra Short Bond ETF	39

Notes to Financial Statements (continued)

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/ tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

Pursuant to a management agreement with the Trust on behalf of the Fund (the Management Agreement), PGIM Investments, subject to the supervision of the Board and

40

in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition of assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Fund’s business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian (the Custodian). The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

The Board of Trustees of the Trust has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Manager is responsible for paying substantially all the expenses of the Fund, costs of borrowing money (including interest expenses and any loan commitment or other associated fees), taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.15% of the Fund’s average daily net assets. The Manager has contractually agreed, beginning from the inception of the Fund, to waive any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund due to the Fund’s investment of its excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the PGIM Institutional Money Market Fund.

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM, Inc., the Fund’s investment subadviser (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser’s performance of such services. The Manager pays for the services of the subadviser.

PGIM Ultra Short Bond ETF	41

Notes to Financial Statements (continued)

Brown Brothers Harriman & Co. (“BBH”) serves as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. Pursuant to a Custodian Agreement, BBH maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any non-US assets held outside the United States. Pursuant to an Administrative and Transfer Agency Agreement, BBH maintains certain books and records and provides transfer agency, administrative, legal, tax support and accounting and financial reporting services for the maintenance and operations of the Trust. As the transfer and dividend disbursing agent of the Trust, BBH provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, BBH receives compensation from the Manager and is reimbursed for expenses, including custodian and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. As administered by BBH, available securities from the Fund’s portfolio are furnished to borrowers through security-by-security loans effected by BBH as lending agent on behalf of the Fund. BBH is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines. BBH receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

3. Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated

42

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended August 31, 2019, no 17a-7 transactions were entered into by the Fund.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of the Fund. The Distributor is a subsidiary of Prudential Financial, Inc. (“Prudential”), pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the Trust and the Distributor. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended August 31, 2019, were $416,483,029 and $10,683,116 respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended August 31, 2019, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$37,013	$44,274,586	$44,311,066	$—	$(533)	$—	—	—
PGIM Core Ultra Short Bond Fund*
$ —	$163,223,580	$153,363,000	$—	$(172)	$9,860,408	9,860,408	$82,767
Total

$37,013	$207,498,166	$197,674,066	$—	$(705)	$9,860,408	9,860,408	$82,767

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended August 31, 2019, the tax character of dividends paid by the Fund was $6,192,897 of ordinary income. For the reporting period ended August 31, 2018, the tax character of dividends paid by the Fund was $277,234 of ordinary income.

PGIM Ultra Short Bond ETF	43

Notes to Financial Statements (continued)

As of August 31, 2019, the accumulated undistributed earnings on a tax basis was of $2,034,693 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$561,060,303	$3,287,227	$(4,172,420)	$(885,193)

The difference between book basis and tax basis was primarily attributable to deferred loss on wash sales, amortization of premium and swaps.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2019 of $12,087 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended August 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will issue and redeem its shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof to investors who have entered into an agreement with the Distributor and are authorized to transact with the Trust in Creation Units (“Authorized Participants”). A Creation Unit consists of 25,000 shares of the Fund. The Fund generally issues and redeems Creation Units in return for a specified amount of cash and/ or designated portfolio of securities. Except when aggregated in Creation Units, shares are not individually redeemable. Authorized Participants transacting in Creation Units including non-standard orders and

44

whole or partial cash purchases or redemptions may also pay variable transaction fees to compensate the Fund for certain transaction costs (e.g. brokerage costs) relating to investing in portfolio securities. Such variable transaction fees, if any, are currently being waived by the Fund. In addition, fixed transaction fees are imposed for the transfer and other costs associated with the creation or redemption of Creation Units. Authorized Participants are responsible for paying these fixed transaction fees to BBH. As of August 31, 2019, these fixed transaction fees are being paid by PGIM Investments. For the reporting period ended August 31, 2019 PGIM Investments paid $36,500 of fixed transaction fees to BBH.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

As of August 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 500,000 shares of the Fund.

At reporting period end, five shareholders of record, each holding greater than 5% of the Fund, held 69% of the Fund’s outstanding shares on behalf of multiple beneficial owners, none of which are affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	10,975,000	$549,371,823
Shares reacquired	(800,000)	(40,056,360)

Net increase (decrease) in shares outstanding before conversion	10,175,000	509,315,463

Net increase (decrease) in shares outstanding	10,175,000	$509,315,463

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under the SCA is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020.

PGIM Ultra Short Bond ETF	45

Notes to Financial Statements (continued)

The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended August 31, 2019. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $830,000, borrowed at a weighted average interest rate of 3.69%. The maximum loan balance outstanding during the period was $830,000. At August 31, 2019, the Fund did not have an outstanding loan balance.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/ or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to NAV, may trade at larger spreads and possibly face trading halts and/or delisting.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk”, which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

46

ETF Shares Trading Risk: Fund shares are listed for trading on the Exchange and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments. This adverse effect on the liquidity of the Fund’s shares could lead to differences between the market price of the Fund’s shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk”. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s

PGIM Ultra Short Bond ETF	47

Notes to Financial Statements (continued)

financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019,

48

and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

In September 2019, the Securities and Exchange Commission adopted a new rule and related form amendments regulating ETFs, which will become effective 60 days after publication in the Federal Register. The Manager is currently evaluating the rule and form amendments, but does not anticipate any material impact on future financial statement disclosures.

10. Subsequent Events

At a meeting held on September 11, 2019, the Board approved the addition of PGIM Limited as subadviser to the Fund. This change became effective on September 16, 2019.

PGIM Ultra Short Bond ETF	49

Financial Highlights

	Year Ended August 31, 2019	April 5, 2018(e) through August 31, 2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$50.12	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.40	0.53
Net realized and unrealized gain (loss) on investment	(0.02)	0.01
Total from investment operations	1.38	0.54
Less Dividends and Distributions:
Dividends from net investment income	(1.35)	(0.42)
Net asset value, end of period	$50.15	$50.12
Total Return(b):	2.80%	1.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$562,990	$52,627
Average net assets (000)	$246,678	$33,209
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.15%	0.15%	(d)
Expenses before waivers and/or expense reimbursement	0.15%	0.15%	(d)
Net investment income (loss)	2.77%	2.58%	(d)
Portfolio turnover rate	7% (f)	145%	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Ultra Short Bond ETF and Board of Trustees

PGIM ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Ultra Short Bond ETF, a series of PGIM ETF Trust, (the Fund), including the schedule of investments, as of August 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended August 31, 2019 and the period from April 5, 2018 (commencement of operations) to August 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year ended August 31, 2019 and the period from April 5, 2018 to August 31, 2018, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2019

PGIM Ultra Short Bond ETF	51

Federal Income Tax Information (unaudited)

For the period ended August 31, 2019, the Fund reports the maximum amount allowable but not less than 49.48% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2019.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).

		None.	Since December 2017
Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96

Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM Ultra Short Bond ETF

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Since December 2017
Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since December 2017
Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since December 2017

Visit our website at pgiminvestments.com

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since December 2017
Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96

Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

		None.	Since December 2017
Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Ultra Short Bond ETF

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since December 2017

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96

President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

		None.	Since December 2017

Visit our website at pgiminvestments.com

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96

Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since December 2017

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara 9/11/55 Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since December 2017

PGIM Ultra Short Bond ETF

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Dino Capasso 8/19/74 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since December 2017
Andrew R. French 12/22/62 Secretary

Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since December 2017
Jonathan D. Shain 8/9/58 Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since December 2017
Claudia DiGiacomo 10/14/74 Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2017
Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since December 2017
Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since December 2017
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Ultra Short Bond ETF

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Ultra Short Bond ETF1 (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Ultra Short Bond ETF is a series of PGIM ETF Trust.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM Ultra Short Bond ETF

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and, PGIM Fixed Income. The Board noted that PGIM Fixed Income is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator of the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

Visit our website at pgiminvestments.com

PGIM Fixed Income’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, and the subadvisory services provided to the Fund by PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Fixed Income under the management, subadvisory agreement.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments for the year ended December 31, 2018. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Ultra Short Bond ETF

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the three-month period ended December 31, 2018. The Board considered that the Fund commenced operations on April 5, 2018 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended August 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgiminvestments.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	Q4 2018	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	N/A	N/A	N/A	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the three-month period ended December 31, 2018.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual fee waiver, pursuant to which PGIM Investments waives any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Ultra Short Bond ETF

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Ultra Short Bond ETF, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ULTRA SHORT BOND ETF

TICKER SYMBOL	PULS

ETF1000E

PGIM ACTIVE HIGH YIELD BOND ETF (NYSE Arca: PHYL)

ANNUAL REPORT

AUGUST 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, through a combination of current income and capital appreciation

Highlights (unaudited)

•

The Fund benefited from very strong security selection, accounting for a large portion of the outperformance in the reporting period. This was mostly driven by positioning in the upstream energy, health care & pharmaceuticals, electric utility, and technology sectors.

•

Overweights to Wind Tre Spa (telecom) and Calpine Corp. (electric utilities), as well as underweights to upstream energy issuers EP Energy Corp. and Weatherford International plc, were among the largest single-name contributors.

•	Underweights to the banking and cable & satellite sectors hurt performance. An overweight to chemicals was also negative.

•

Security selection within telecom and midstream energy were a drag on performance. The largest single-name detractors from returns included overweights to Digicel (telecom) and Alta Mesa Holdings LP (upstream energy).

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM Active High Yield Bond ETF	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Active High Yield Bond ETF informative and useful. The report covers performance from September 24, 2018, the fund’s inception date, through the end of the reporting period on August 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Active High Yield Bond ETF

October 15, 2019

PGIM Active High Yield Bond ETF	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 8/31/19
Since Inception (%)
Net Asset Value (NAV)	8.20 (9/24/18)
Market Price*	8.53 (9/24/18)
Bloomberg Barclays US High Yield Very Liquid Index	6.63
Lipper High Yield Funds Average	5.11

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the Bloomberg Barclays US High Yield Very Liquid Index by portraying the initial account values at the commencement of operations (September 24, 2018) and the account values at the end of the current fiscal period (August 31, 2019) as measured on a quarterly basis. The Fund assumes an initial investment on September 24, 2018, while the benchmark and the Index assume that the initial investment occurred on August 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

6	Visit our website at pgiminvestments.com

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption or sale of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Benchmark Definitions

Bloomberg Barclays US High Yield Very Liquid Index (VLI)—The Bloomberg Barclays US High Yield Very Liquid Index is a component of the US Corporate High Yield Index that is designed to track a more liquid component of the USD-denominated, high yield, fixed rate corporate bond market. The US High Yield VLI uses the same eligibility criteria as the US Corporate High Yield Index, but includes only the three largest bonds from each issuer that have a minimum amount outstanding of USD500mn and less than five years from issue date. The Index also limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.

Lipper High Yield Funds Average—The Lipper High Yield Funds Average (Lipper Average) is based on the average return of all funds in the Lipper High Yield Funds universe for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

PGIM Active High Yield Bond ETF	7

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 8/31/19 (%)
AAA	5.3
BBB	4.3
BB	35.6
B	42.1
CCC	9.9
CC	0.5
Cash/Cash Equivalents	2.3
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. Credit ratings are subject to change.

Distributions and Yields as of 8/31/19
Total Dividends Paid Since Inception ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
2.19	6.16	6.16

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

8	Visit our website at pgiminvestments.com

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Active High Yield Bond ETF (the Fund) returned 8.20% based on net asset value since the Fund’s inception on September 24, 2018 through the end of the reporting period on August 31, 2019, outperforming the 6.63% return of the Bloomberg Barclays US High Yield Very Liquid Index (the Index) and the 5.11% return of the Lipper High Yield Funds Average over the same period.

What were the market conditions?

•

While the momentum that closed the third quarter of 2018 carried into the fourth quarter for both the US and European high yield markets, the positive sentiment soon abated in the face of several concerns that the markets could not ignore. As a result, spreads widened and quarterly total returns declined into negative territory. On the back of the continued strength from the third quarter of 2018, US high yield spreads hit their post-financial crisis tights of 316 basis points (bps) early in the fourth quarter. (One basis point is 0.01%.) However, the momentum was short lived as spreads reached their 2018 year-to-date wides less than a month later amid an escalating US-China trade war, several corporate profit warnings, prospects for political gridlock, and concerns over further Federal Reserve (Fed) policy tightening. European high yield spreads began the fourth quarter with a positive tone—32 bps tighter than the year-to-date wides reached at the start of the third quarter—as negative noise around Italian political developments faded and meaningful high yield bond supply was digested. Spreads remained relatively stable in October 2018 but sold off sharply in November and December on intensifying trade war rhetoric, concerns around a broader deceleration in global growth, and continued Brexit uncertainty. This sent spreads 155 bps wider overall in the fourth quarter.

•

Apart from intermittent weakness, the US and European high yield markets rebounded strongly in the first quarter of 2019. Although weaker-than-expected European economic data late in the quarter prompted a swift sentiment change, the sector ended the quarter firmly in positive territory. In terms of quality, while CCC-rated bonds led the way in the quarter, they only partially recouped their significant underperformance from the fourth quarter of 2018. Meanwhile, B- and BB-rated bonds generated strong first-quarter 2019 excess returns versus swaps. Energy was the top-performing sector in the quarter, helped by a 29% bounce in oil prices amid pledged production cuts. The airline sector was the weakest performer on margin pressure associated with higher oil prices. European high yield got off to a strong start in 2019, with the European high yield index snapping back sharply from fourth-quarter 2018 weakness. Concerns around decelerating global growth were largely shrugged off due to accommodative central bank policies, a lack of new-issue supply, and a stabilization/reversals of fund flows, all of which helped drive spreads tighter by 110 bps (to 405 bps).

PGIM Active High Yield Bond ETF	9

Strategy and Performance Overview (continued)

•

In a volatile second quarter of 2019, US high yield spreads hit year-to-date tights in April, widened by almost 100 bps in May, and subsequently recovered in June. Energy was the only sector in negative territory following a 24% peak-to-trough decline in crude oil prices, and the retail sectors generally outperformed. European high yield continued its strong start to 2019 with higher-rated credits faring the best in the second quarter. However, lower-quality credits still outperformed year-to-date (YTD). Gross high yield issuance totaled €20 billion in the second quarter, more than double the €9.4 billion that priced in the first quarter. Despite the jump in supply during the quarter, 2019 gross issuance was down more than 40% through the end of the period.

•

In the first half of July 2019, the US high yield market was flat to slightly negative despite dovish commentary from the Fed. The lackluster performance was primarily driven by weakness in the energy sector. During the second half of July, as stock prices rose from expected Fed rate cuts and solid earnings, the market remained well bid until the end of the month when trade fears resurfaced and added to concerns regarding a weakening global economy. European high yield continued its strong YTD performance in July with a 0.78% return, taking total YTD returns to 8.52%. Dovish actions and rhetoric from the central banks and a lack of net new supply continued to support the market, despite ongoing concerns regarding decelerating global growth.

•

The US high yield market got off to a negative start in August 2019, as increased US-China trade tensions, global growth concerns, an inverted yield curve, and a sell-off in equities weighed on the market. Notably, one of the largest single-day spread widening events in the last 10 years occurred on August 5. As the month progressed, a steady decline in rates coupled with renewed optimism regarding a trade resolution helped offset equity weakness and settled the market. In total, August saw over $4 billion of outflows from high yield funds.

What worked?

•

The Fund benefited from very strong security selection, accounting for a large portion of the outperformance in the reporting period. This was mostly driven by positioning in the upstream energy, health care & pharmaceuticals, electric utility, and technology sectors.

•

Overweights to Wind Tre Spa (telecom) and Calpine Corp. (electric utilities), as well as underweights to upstream energy issuers EP Energy Corp. and Weatherford International plc, were among the largest single-name contributors.

•

Overall, industry selection was a detractor from performance; however the Fund benefited from an overweight to building materials & home construction and electric utilities. An underweight to the technology sector also boosted returns.

10	Visit our website at pgiminvestments.com

What didn’t work?

•	Underweights to the banking and cable & satellite sectors hurt performance. An overweight to chemicals was also negative.

•

Security selection within telecom and midstream energy were a drag on performance. The largest single-name detractors from returns included overweights to Digicel (telecom) and Alta Mesa Holdings LP (upstream energy).

Did the Fund use derivatives and, if so, how did they affect performance?

•	The Fund utilized US Treasury futures to hedge interest rate risk relative to the Index to help immunize any impact from fluctuations in interest rates.

•	The Fund also held positions in a credit default swap index (CDX) to hedge credit risk and help manage the overall beta of the portfolio.

Current outlook

•

Looking ahead in US high yield, Moody’s expects the global default rate to reach 2.4% by the end of the second quarter of 2020. With current spreads adequately compensating for recession risk, strong credit fundamentals, and low default expectations, PGIM Fixed Income remains constructive on US high yield. The relatively better insulation of US high yield credits from the protracted trade war with China combined with the technical support provided by stimulative central bank policies—in an already supply-limited asset class—supports this favorable view.

•

Key positioning themes include underweights to financials and the energy sector. The Fund is also underweight the health care & pharmaceutical and cable & satellite sectors. Overweights include electric utilities, building materials & home construction, and chemicals.

PGIM Active High Yield Bond ETF	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the period ended August 31, 2019. The example is for illustrative purposes only.

Actual Expenses

The information under each column in the line entitled “Actual” on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information under each column in the line entitled “Hypothetical” on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	Visit our website at pgiminvestments.com

PGIM Active High Yield Bond ETF	Beginning Account Value March 1, 2019		Ending Account Value August 31, 2019		Annualized Expense Ratio based on the Six-Month Period		Expenses Paid During the Six-Month Period*
Actual Hypothetical	$ $	1,000.00 1,000.00	$ $	1,058.40 1,022.53	0.53 0.53	% %	$ $	2.75 2.70

* Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Active High Yield Bond ETF	13

Schedule of Investments

as of August 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 96.5%

ASSET-BACKED SECURITIES 5.3%

Collateralized Loan Obligations 5.3%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1R, 144A, 3 Month LIBOR + 1.100%	3.403	%(c)	07/15/26	185	$185,152
JMP Credit Advisors CLO IV Ltd. (Cayman Islands), Series 2017-1A, Class AR, 144A, 3 Month LIBOR + 1.280%	3.467	(c)	07/17/29	250	250,670
Man GLG US CLO Ltd. (Cayman Islands), Series 2018-2A, Class A1R, 144A, 3 Month LIBOR + 1.240%	3.543	(c)	10/15/28	250	249,592
Ocean Trails CLO VI (Cayman Islands), Series 2016-6A, Class AR, 144A, 3 Month LIBOR + 1.150%	3.453	(c)	07/15/28	250	250,040
Wellfleet CLO Ltd. (Cayman Islands), Series 2015-1A, Class AR3, 144A, 3 Month LIBOR + 1.280%	3.558	(c)	07/20/29	275	274,966
Zais CLO 8 Ltd. (Cayman Islands), Series 2018-1A, Class A, 144A, 3 Month LIBOR + 0.950%	3.253	(c)	04/15/29	250	247,907

TOTAL ASSET-BACKED SECURITIES (cost $1,458,413)					1,458,327

BANK LOANS 3.4%

Casinos & Gaming 0.3%
Scientific Games International, Inc., Initial Term B-5 Loan, 1 Month LIBOR + 2.750%	4.889		08/14/24	75	74,049

Electric & Gas Marketing 0.4%
Heritage Power LLC , Term Loan, 1 Month LIBOR + 6.000%	8.205		07/30/26	100	97,500

Infrastructure Software 1.7%
McAfee LLC,
Initial Loan (Second Lien), 1 Month LIBOR + 8.500%	10.616		09/29/25	219	220,755
Term B USD Loan, 1 Month LIBOR + 3.750%	5.866		09/30/24	245	244,779

					465,534

Oil & Gas 0.3%
CITGO Petroleum Corp.,
2019 Incremental Term B Loan, 1 Month LIBOR + 5.000%	7.319		03/28/24	75	75,938
Term B Loan, 1 Month LIBOR + 4.500%	6.819		07/29/21	25	24,823

					100,761

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	15

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Specialty Chemicals 0.7%
Solenis Holdings LLC,
Initial Term Loan (Second Lien), 1 Month LIBOR + 8.500%	10.624%	06/26/26	100	$97,000
Initial Dollar Term Loan (First Lien), 1 Month LIBOR + 4.000%	6.124	06/26/25	100	96,500

				193,500

TOTAL BANK LOANS (cost $936,890)				931,344

CORPORATE BONDS 87.8%

Aerospace & Defense 2.6%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	350	348,722
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	25	24,344
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	175	169,531
Sr. Unsec’d. Notes, 144A	8.750	12/01/21	75	81,375
TransDigm, Inc., Gtd. Notes	6.500	05/15/25	100	104,250

				728,222

Agriculture 0.3%
Vector Group Ltd., Sr. Sec’d. Notes, 144A	6.125	02/01/25	75	73,500

Auto Manufacturers 1.6%
Allison Transmission, Inc., Sr. Unsec’d. Notes, 144A	4.750	10/01/27	75	76,875
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	75	67,665
Sr. Unsec’d. Notes	5.291	12/08/46	175	168,374
Navistar International Corp., Gtd. Notes, 144A	6.625	11/01/25	125	126,563

				439,477

Auto Parts & Equipment 2.1%
Adient Global Holdings Ltd. (Jersey, Channel Islands), Gtd. Notes, 144A	4.875	08/15/26	200	154,500
American Axle & Manufacturing, Inc.,
Gtd. Notes	6.250	04/01/25	25	23,499
Gtd. Notes	6.250	03/15/26	125	115,938
Gtd. Notes	6.500	04/01/27	75	68,812
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A	5.625	11/15/26	100	85,750
Dana Financing Luxembourg Sarl (Luxembourg), Gtd. Notes, 144A	6.500	06/01/26	100	104,750
Titan International, Inc., Sr. Sec’d. Notes	6.500	11/30/23	50	39,875

				593,124

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 0.2%
CIT Group, Inc., Subordinated	6.125%	03/09/28	50	$59,813

Beverages 0.3%
Cott Holdings, Inc., Gtd. Notes, 144A	5.500	04/01/25	75	78,190

Building Materials 2.2%
Cornerstone Building Brands, Inc., Gtd. Notes, 144A	8.000	04/15/26	100	94,750
Griffon Corp., Gtd. Notes	5.250	03/01/22	50	50,360
Masonite International Corp. (Canada),
Gtd. Notes, 144A	5.375	02/01/28	30	31,650
Gtd. Notes, 144A	5.750	09/15/26	50	52,938
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	4.750	01/15/28	125	125,625
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.125	06/01/25	75	76,875
Gtd. Notes, 144A	6.500	03/15/27	20	21,500
US Concrete, Inc., Gtd. Notes	6.375	06/01/24	150	157,125

				610,823

Chemicals 4.9%
Alpha 2 BV (Netherlands), Sr. Unsec’d. Notes, Cash coupon 8.750% or PIK 9.500%, 144A	8.750	06/01/23	200	193,250
Ashland LLC, Gtd. Notes	6.875	05/15/43	75	83,250
Chemours Co. (The),
Gtd. Notes	5.375	05/15/27	50	44,375
Gtd. Notes	6.625	05/15/23	50	50,875
Gtd. Notes	7.000	05/15/25	100	98,750
Cornerstone Chemical Co., Sr. Sec’d. Notes, 144A	6.750	08/15/24	50	46,000
Hexion, Inc., Gtd. Notes, 144A	7.875	07/15/27	65	62,887
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250	06/01/27	165	172,219
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A	7.250	04/01/25	125	117,500
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands), Sr. Unsec’d. Notes, 144A	8.000	10/01/26	300	292,500
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24	25	26,250
Tronox Finance PLC (United Kingdom), Gtd. Notes, 144A	5.750	10/01/25	45	41,738
Tronox, Inc., Gtd. Notes, 144A	6.500	04/15/26	75	71,250
Venator Finance Sarl/Venator Materials LLC, Gtd. Notes, 144A(a)	5.750	07/15/25	60	50,106

				1,350,950

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	17

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Coal 0.1%
Warrior Met Coal, Inc., Sr. Sec’d. Notes, 144A	8.000%	11/01/24	25	$26,094

Commercial Services 4.3%
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25	135	146,981
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A	8.250	11/15/26	310	348,750
Sr. Sec’d. Notes, 144A	6.250	05/15/26	80	87,100
United Rentals North America, Inc.,
Gtd. Notes	4.875	01/15/28	400	419,500
Gtd. Notes	5.250	01/15/30	150	160,312
Verscend Escrow Corp., Sr. Unsec’d. Notes, 144A	9.750	08/15/26	25	26,765

				1,189,408

Computers 1.7%
Banff Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	9.750	09/01/26	328	298,480
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25	75	78,750
MTS Systems Corp., Gtd. Notes, 144A	5.750	08/15/27	10	10,450
NCR Corp., Gtd. Notes, 144A	5.750	09/01/27	25	26,401
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec’d. Notes, 144A	6.750	06/01/25	50	51,365

				465,446

Distribution/Wholesale 0.2%
H&E Equipment Services, Inc., Gtd. Notes	5.625	09/01/25	50	52,375

Diversified Financial Services 3.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	25	26,562
Sr. Unsec’d. Notes, 144A	9.750	07/15/27	100	104,750
Fairstone Financial, Inc. (Canada), Sr. Unsec’d. Notes, 144A	7.875	07/15/24	30	31,275
LPL Holdings, Inc., Gtd. Notes, 144A	5.750	09/15/25	100	105,250
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	8.125	07/15/23	25	25,890
Gtd. Notes, 144A	9.125	07/15/26	225	237,938
Navient Corp., Sr. Unsec’d. Notes	7.250	09/25/23	75	83,250
Springleaf Finance Corp.,
Gtd. Notes	6.625	01/15/28	25	27,437
Gtd. Notes	6.875	03/15/25	75	85,031
Gtd. Notes	7.125	03/15/26	250	285,125

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
VFH Parent LLC/Orchestra Co.-Issuer, Inc., Sec’d. Notes, 144A	6.750%	06/15/22	25	$25,813

				1,038,321

Electric 3.4%
Calpine Corp., Sr. Unsec’d. Notes	5.750	01/15/25	500	507,500
NRG Energy, Inc., Gtd. Notes	5.750	01/15/28	75	80,813
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.000	07/31/27	90	92,925
Gtd. Notes, 144A	5.500	09/01/26	75	78,750
Sr. Unsec’d. Notes, 144A	5.625	02/15/27	175	185,281

				945,269

Electronics 0.1%
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	5.000	10/01/25	25	26,500

Engineering & Construction 0.7%
AECOM, Gtd. Notes	5.125	03/15/27	125	130,565
TopBuild Corp., Gtd. Notes, 144A	5.625	05/01/26	75	78,187

				208,752

Entertainment 3.0%
AMC Entertainment Holdings, Inc.,
Gtd. Notes	5.875	11/15/26	150	137,250
Gtd. Notes	6.125	05/15/27	25	23,062
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25	175	178,062
Golden Entertainment, Inc., Sr. Unsec’d. Notes, 144A	7.625	04/15/26	25	26,003
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	75	79,688
National Cinemedia LLC, Sr. Unsec’d. Notes,	5.750	08/15/26	50	48,375
Penn National Gaming, Inc., Sr. Unsec’d. Notes, 144A	5.625	01/15/27	75	76,976
Scientific Games International, Inc.,
Gtd. Notes	6.625	05/15/21	125	127,031
Gtd. Notes, 144A	8.250	03/15/26	100	106,000
Twin River Worldwide Holdings, Inc., Sr. Unsec’d. Notes, 144A	6.750	06/01/27	25	26,344

				828,791

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	19

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Food 2.9%
B&G Foods, Inc., Gtd. Notes	5.250%	04/01/25	75	$76,054
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	5.750	06/15/25	250	260,002
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500	04/15/29	5	5,537
Sr. Unsec’d. Notes, 144A	5.500	01/15/30	25	26,500
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.875	09/30/27	175	188,563
Post Holdings, Inc.,
Gtd. Notes, 144A	5.000	08/15/26	50	52,125
Gtd. Notes, 144A	5.500	12/15/29	25	26,430
Gtd. Notes, 144A	5.625	01/15/28	150	159,750

				794,961

Gas 1.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25	125	132,187
Sr. Unsec’d. Notes	5.750	05/20/27	75	79,358
Sr. Unsec’d. Notes	5.875	08/20/26	50	54,297

				265,842

Healthcare-Services 5.1%
CHS/Community Health Systems, Inc., Sr. Sec’d. Notes	6.250	03/31/23	100	96,760
DaVita, Inc., Gtd. Notes	5.000	05/01/25	25	25,031
Hadrian Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	8.500	05/01/26	75	71,812
HCA, Inc., Gtd. Notes	5.375	09/01/26	200	223,000
MEDNAX, Inc., Gtd. Notes, 144A	6.250	01/15/27	225	220,500
Polaris Intermediate Corp., Sr. Unsec’d. Notes, 144A	8.500	12/01/22	60	50,400
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A	9.750	12/01/26	225	240,469
Surgery Center Holdings, Inc., Gtd. Notes, 144A	10.000	04/15/27	75	71,813
Tenet Healthcare Corp.,
Sec’d. Notes, 144A	6.250	02/01/27	75	77,813
Sr. Unsec’d. Notes	6.750	06/15/23	100	102,750
Sr. Unsec’d. Notes	7.000	08/01/25	150	151,500
Sr. Unsec’d. Notes	8.125	04/01/22	75	80,805

				1,412,653

Home Builders 4.8%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A	6.750	08/01/25	100	99,000
Sr. Unsec’d. Notes, 144A	9.875	04/01/27	75	81,750

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Beazer Homes USA, Inc.,
Gtd. Notes	5.875%	10/15/27	25	$23,687
Gtd. Notes	6.750	03/15/25	75	75,562
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A	6.375	05/15/25	50	50,750
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	25	25,344
Century Communities, Inc., Sr. Unsec’d. Notes, 144A	6.750	06/01/27	75	79,500
Forestar Group, Inc., Gtd. Notes, 144A	8.000	04/15/24	25	26,844
KB Home, Gtd. Notes	7.000	12/15/21	25	27,116
M/I Homes, Inc., Gtd. Notes	5.625	08/01/25	50	51,750
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.500	10/01/25	125	132,500
Meritage Homes Corp., Gtd. Notes	5.125	06/06/27	125	131,563
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22	75	71,250
PulteGroup, Inc., Gtd. Notes	5.000	01/15/27	50	53,750
Taylor Morrison Communities, Inc., Gtd. Notes, 144A	5.875	06/15/27	50	53,625
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Gtd. Notes, 144A	5.625	03/01/24	100	105,000
William Lyon Homes, Inc.,
Gtd. Notes	5.875	01/31/25	175	176,750
Gtd. Notes, 144A	6.625	07/15/27	75	75,000

				1,340,741

Household Products/Wares 0.1%
Spectrum Brands, Inc., Gtd. Notes	5.750	07/15/25	25	26,000

Housewares 0.2%
Scotts Miracle-Gro Co. (The), Gtd. Notes	5.250	12/15/26	50	51,875

Internet 0.9%
Zayo Group LLC/Zayo Capital, Inc.,
Gtd. Notes	6.375	05/15/25	125	128,594
Gtd. Notes, 144A	5.750	01/15/27	120	122,400

				250,994

Iron/Steel 0.5%
Cleveland-Cliffs, Inc.,
Gtd. Notes	5.750	03/01/25	29	29,073
Gtd. Notes, 144A	5.875	06/01/27	125	121,875

				150,948

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	21

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Machinery-Diversified 0.5%
ATS Automation Tooling Systems, Inc. (Canada), Gtd. Notes, 144A	6.500%	06/15/23	25	$25,844
Cloud Crane LLC, Sec’d. Notes, 144A	10.125	08/01/24	100	107,500

				133,344

Media 7.1%
AMC Networks, Inc., Gtd. Notes	4.750	08/01/25	40	40,850
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.000	02/01/28	230	241,500
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	175	187,031
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A	9.250	02/15/24	259	283,929
Sr. Sec’d. Notes, 144A	5.125	08/15/27	50	52,312
Cumulus Media New Holdings, Inc., Sr. Sec’d. Notes, 144A	6.750	07/01/26	25	25,750
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	50	52,375
Sr. Sec’d. Notes, 144A	5.375	08/15/26	75	78,750
DISH DBS Corp., Gtd. Notes	7.750	07/01/26	410	402,825
Entercom Media Corp., Sec’d. Notes, 144A	6.500	05/01/27	20	20,700
Gray Television, Inc.,
Gtd. Notes, 144A	5.875	07/15/26	65	67,925
Sr. Unsec’d. Notes, 144A	7.000	05/15/27	75	82,009
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	5.375	08/15/27	25	25,951
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	5.625	08/01/24	110	114,400
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	02/15/25	60	59,550
Sr. Unsec’d. Notes, 144A	6.875	02/15/23	100	102,000
Scripps Escrow, Inc., Sr. Unsec’d. Notes, 144A	5.875	07/15/27	20	20,175
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	5.125	02/15/25	100	96,489

				1,954,521

Mining 3.2%
Constellium SE (Netherlands), Gtd. Notes, 144A	5.875	02/15/26	250	260,625
Eldorado Gold Corp. (Canada), Sec’d. Notes, 144A	9.500	06/01/24	75	80,625
First Quantum Minerals Ltd. (Canada),
Gtd. Notes, 144A	6.875	03/01/26	200	177,750
Gtd. Notes, 144A	7.000	02/15/21	40	40,000

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Freeport-McMoRan, Inc.,
Gtd. Notes	3.875%	03/15/23	75	$75,780
Gtd. Notes	4.550	11/14/24	30	30,294
IAMGOLD Corp. (Canada), Gtd. Notes, 144A	7.000	04/15/25	85	88,613
Novelis Corp., Gtd. Notes, 144A	5.875	09/30/26	125	132,031

				885,718

Miscellaneous Manufacturers 0.2%
Amsted Industries, Inc., Gtd. Notes, 144A	5.625	07/01/27	25	26,687
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875	11/01/24	25	22,188

				48,875

Oil & Gas 8.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	260	46,800
Antero Resources Corp.,
Gtd. Notes(a)	5.000	03/01/25	125	108,125
Gtd. Notes	5.625	06/01/23	50	46,125
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	11/01/26	75	61,946
Sr. Unsec’d. Notes, 144A	10.000	04/01/22	175	175,437
Centennial Resource Production LLC, Gtd. Notes, 144A	5.375	01/15/26	25	23,812
Chesapeake Energy Corp., Gtd. Notes	8.000	06/15/27	275	198,690
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250	08/01/24	75	79,312
CNX Resources Corp.,
Gtd. Notes	5.875	04/15/22	33	31,927
Gtd. Notes, 144A	7.250	03/14/27	100	83,750
CrownRock LP/CrownRock Finance, Inc., Sr. Unsec’d. Notes, 144A	5.625	10/15/25	25	24,750
Diamond Offshore Drilling, Inc., Sr. Unsec’d. Notes	7.875	08/15/25	25	23,008
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.750	01/30/28	50	52,375
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A	5.625	02/01/26	175	115,500
Gtd. Notes, 144A	7.375	05/15/24	50	37,500
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	10/01/25	100	93,250
Sr. Unsec’d. Notes, 144A	6.250	11/01/28	25	23,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.375	01/30/23	175	165,375
Gtd. Notes, 144A	7.000	03/31/24	50	47,563

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	23

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Nabors Industries, Inc., Gtd. Notes	5.750%	02/01/25	150	$120,000
Precision Drilling Corp. (Canada), Gtd. Notes, 144A	7.125	01/15/26	75	66,938
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	50	41,000
Gtd. Notes	5.000	03/15/23	150	132,750
Seven Generations Energy Ltd. (Canada), Gtd. Notes, 144A	5.375	09/30/25	25	23,938
Sunoco LP/Sunoco Finance Corp., Gtd. Notes	5.500	02/15/26	50	51,875
Transocean Pontus Ltd. (Cayman Islands), Sr. Sec’d. Notes, 144A	6.125	08/01/25	45	45,119
Transocean, Inc. (Cayman Islands),
Gtd. Notes, 144A	7.250	11/01/25	85	77,350
Gtd. Notes, 144A	7.500	01/15/26	50	45,625
Valaris PLC (United Kingdom),
Sr. Unsec’d. Notes	5.750	10/01/44	25	12,500
Sr. Unsec’d. Notes	7.750	02/01/26	125	79,350
WPX Energy, Inc.,
Sr. Unsec’d. Notes	5.250	09/15/24	75	76,125
Sr. Unsec’d. Notes	5.750	06/01/26	50	51,875

				2,262,690

Packaging & Containers 1.7%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%,	7.125	09/15/23	400	410,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Gtd. Notes, 144A	7.000	07/15/24	50	51,687

				462,187

Pharmaceuticals 2.3%
Bausch Health Americas, Inc., Gtd. Notes, 144A	8.500	01/31/27	65	72,149
Bausch Health Cos., Inc. (Canada),
Gtd. Notes, 144A	6.125	04/15/25	350	360,500
Gtd. Notes, 144A	7.000	01/15/28	50	52,397
Gtd. Notes, 144A	7.250	05/30/29	40	42,300
Sr. Sec’d. Notes, 144A	5.750	08/15/27	25	26,812
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (Luxembourg), Gtd. Notes, 144A	5.500	04/15/25	75	34,359
NVA Holdings, Inc., Gtd. Notes, 144A	6.875	04/01/26	50	53,390

				641,907

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 2.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes	5.375%	09/15/24	25	$23,562
Gtd. Notes, 144A	5.750	01/15/28	100	90,750
CNX Midstream Partners LP/CNX Midstream Finance Corp., Sr. Unsec’d. Notes, 144A	6.500	03/15/26	25	23,388
DCP Midstream Operating LP, Gtd. Notes	5.125	05/15/29	25	25,626
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	7.000	06/15/23	25	25,250
Gtd. Notes, 144A	7.000	08/01/27	50	50,625
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	7.768	12/15/37	50	65,189
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	7.500	07/15/38	100	113,125
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A	5.500	01/15/28	125	117,656
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Gtd. Notes	5.875	04/15/26	50	52,375

				587,546

Real Estate 1.1%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	100	100,312
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	100	102,535
Howard Hughes Corp. (The), Sr. Unsec’d. Notes, 144A	5.375	03/15/25	25	25,750
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26	75	72,938

				301,535

Real Estate Investment Trusts (REITs) 0.5%
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	04/15/26	50	54,883
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., Gtd. Notes	4.500	01/15/28	75	76,688

				131,571

Retail 4.8%
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	75	77,250
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	75	71,250
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	100	84,000
Sr. Unsec’d. Notes	6.500	05/01/21	50	42,500

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	25

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625%	06/15/20	150	$112,005
Sr. Unsec’d. Notes	8.625	06/15/20	25	18,668
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750	10/01/25	75	78,656
Sr. Unsec’d. Notes, 144A	6.750	10/15/24	100	102,250
L Brands, Inc.,
Gtd. Notes	5.625	10/15/23	50	52,500
Gtd. Notes	6.875	11/01/35	125	105,625
Michaels Stores, Inc., Gtd. Notes, 144A	8.000	07/15/27	75	71,829
PetSmart, Inc., Sr. Sec’d. Notes, 144A	5.875	06/01/25	167	163,660
Rite Aid Corp., Gtd. Notes, 144A	6.125	04/01/23	150	121,125
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.625	12/01/25	150	150,375
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Unsec’d. Notes	5.500	06/01/24	75	76,125

				1,327,818

Software 1.4%
Infor US, Inc., Gtd. Notes	6.500	05/15/22	250	254,062
Informatica LLC, Sr. Unsec’d. Notes, 144A	7.125	07/15/23	50	50,875
RP Crown Parent LLC, Gtd. Notes, 144A	7.375	10/15/24	60	62,533
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A	11.375	12/01/21	25	26,250

				393,720

Telecommunications 6.9%
CenturyLink, Inc.,
Sr. Unsec’d. Notes	7.600	09/15/39	50	48,000
Sr. Unsec’d. Notes	7.650	03/15/42	50	47,750
CommScope Technologies LLC, Gtd. Notes, 144A	6.000	06/15/25	240	214,200
CommScope, Inc., Gtd. Notes, 144A	8.250	03/01/27	50	49,000
Digicel Group One Ltd. (Bermuda), Sr. Sec’d. Notes, 144A	8.250	12/30/22	100	56,000
Digicel Ltd. (Bermuda), Gtd. Notes, 144A	6.750	03/01/23	400	169,000
Embarq Corp., Sr. Unsec’d. Notes	7.995	06/01/36	130	127,447
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes, 144A	9.750	07/15/25	155	159,069
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A	8.000	04/01/24	125	129,062
Sprint Capital Corp., Gtd. Notes	8.750	03/15/32	270	338,170
Sprint Corp., Gtd. Notes	7.625	02/15/25	170	190,187
West Corp., Gtd. Notes, 144A	8.500	10/15/25	255	197,625

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Xplornet Communications, Inc. (Canada), Gtd. Notes, Cash coupon 9.625% or PIK 10.625%, 144A	9.625%	06/01/22	193		$191,253

					1,916,763

Transportation 0.8%
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23	50		51,700
Gtd. Notes, 144A	6.750	08/15/24	150		161,625
					213,325

TOTAL CORPORATE BONDS (cost $24,113,916)					24,270,589

TOTAL LONG-TERM INVESTMENTS (cost $26,509,219)					26,660,260

			Shares

SHORT-TERM INVESTMENTS 1.4%

AFFILIATED MUTUAL FUNDS 1.4%
PGIM Core Ultra Short Bond Fund(w)			247,839		247,839
PGIM Institutional Money Market Fund (cost $149,098; includes $148,785 of cash collateral for securities on loan)(b)(w)			149,063		149,077

TOTAL AFFILIATED MUTUAL FUNDS (cost $396,937)					396,916

			Principal Amount (000)#

TIME DEPOSIT 0.0%
Brown Brothers Harriman & Co. (cost $171)	1.490	09/03/19	—	(r)	171

TOTAL SHORT-TERM INVESTMENTS (cost $397,108)					397,087

TOTAL INVESTMENTS 97.9% (cost $26,906,327)					27,057,347
Other assets in excess of liabilities 2.1%					591,621

NET ASSETS 100.0%					$27,648,968

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	27

Schedule of Investments (continued)

as of August 31, 2019

The following abbreviations are used in the annual report:

(Q)—Quarterly payment frequency for swaps

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

CLO—Collateralized Loan Obligation

CDX—Credit Derivative Index

LIBOR—London Interbank Offered Rate

PIK—Payment-in-Kind

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $142,829; cash collateral of $148,785 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2019.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(r)	Principal or notional amount is less than $500 par.

Futures contracts outstanding at August 31, 2019:

Number of contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
3	2 Year U.S. Treasury Notes	Dec. 2019	$648,352	$478
4	5 Year U.S. Treasury Notes	Dec. 2019	479,906	492
17	10 Year U.S. Ultra Treasury Notes	Dec. 2019	2,239,219	6,897

				7,867

	Short Positions:
2	20 Year U.S. Treasury Bonds	Dec. 2019	330,500	(1,437)
1	30 Year U.S. Ultra Treasury Bonds	Dec. 2019	197,438	445

				(992)

				$6,875

Credit default swap agreements outstanding at August 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at August 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.HY.32-V2	06/20/24	5.000%(Q)	1,238	$(88,986)	$(94,741)	$(5,755)

See Notes to Financial Statements.

28

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/ exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$330,000	$—

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	29

Schedule of Investments (continued)

as of August 31, 2019

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$1,458,327	$—
Bank Loans	—	931,344	—
Corporate Bonds	—	24,270,589	—
Affiliated Mutual Funds	396,916	—	—
Time Deposit	—	171	—
Other Financial Instruments*
Futures Contracts	6,875	—	—
Centrally Cleared Credit Default Swap Agreements	—	(5,755)	—

Total	$403,791	$26,654,676	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

30

Industry Classification (unaudited):

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2019 were as follows:

Oil & Gas	8.5%
Media	7.1
Telecommunications	6.9
Collateralized Loan Obligations	5.3
Healthcare-Services	5.1
Chemicals	4.9
Home Builders	4.8
Retail	4.8
Commercial Services	4.3
Diversified Financial Services	3.8
Electric	3.4
Mining	3.2
Entertainment	3.0
Food	2.9
Aerospace & Defense	2.6
Pharmaceuticals	2.3
Building Materials	2.2
Auto Parts & Equipment	2.1
Pipelines	2.1
Infrastructure Software	1.7
Computers	1.7
Packaging & Containers	1.7
Auto Manufacturers	1.6
Affiliated Mutual Fund (0.5% represents investments purchased with collateral from securities on loan)	1.4
Software	1.4
Real Estate	1.1%
Gas	1.0
Internet	0.9
Transportation	0.8
Engineering & Construction	0.7
Specialty Chemicals	0.7
Iron/Steel	0.5
Machinery-Diversified	0.5
Real Estate Investment Trusts (REITs)	0.5
Electric & Gas Marketing	0.4
Beverages	0.3
Casinos & Gaming	0.3
Agriculture	0.3
Banks	0.2
Distribution/Wholesale	0.2
Housewares	0.2
Miscellaneous Manufacturers	0.2
Electronics	0.1
Household Products/Wares	0.1
Coal	0.1
Time Deposit	0.0 *

97.9
Other assets in excess of liabilities	2.1

100.0%

*	Less than +/- 0.05%.

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	31

Schedule of Investments (continued)

as of August 31, 2019

Fair values of derivative instruments as of August 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker— variation margin futures*	$8,312	Due from/to broker— variation margin futures*	$1,437
Credit Contracts	Due from/to broker—variation margin swaps*	—	Due from/to broker—variation margin swaps*	5,755

		$8,312		$7,192

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the period ended August 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$5,605	$5,605
Interest rate contracts	47,269	—	47,269

Total	$47,269	$5,605	$52,874

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$(5,755)	$(5,755)
Interest rate contracts	6,875	—	6,875

Total	$6,875	$(5,755)	$1,120

See Notes to Financial Statements.

32

For the period ended August 31, 2019 the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)	Credit Default Swap Agreements— Buy Protection(1)
$2,027,258	$434,875	$309,375

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$142,829	$(142,829)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	33

Statement of Assets & Liabilities

as of August 31, 2019

Assets
Investments at value, including securities on loan of $142,829:
Unaffiliated investments (cost $26,509,390)	$26,660,431
Affiliated investments (cost $396,937)	396,916
Cash	24
Interest and dividends receivable	469,050
Deposit with broker for centrally cleared/exchange-traded derivatives	330,000
Receivable for investments sold	26,309
Due from broker—variation margin futures	2,031
Due from broker—variation margin swaps	346

Total assets	27,885,107

Liabilities
Payable for investments purchased	74,830
Payable to broker for collateral for securities on loan	148,785
Management fee payable	12,337
Other liabilities	187

Total Liabilities	236,139

Net Assets	$27,648,968

Net assets were comprised of:
Common stock, at par	$675
Paid-in capital in excess of par	27,152,262

27,152,937
Total distributable earnings (loss)	496,031

Net assets, August 31, 2019	$27,648,968

Net asset value, offering price and redemption price per share, ($27,648,968 / 675,000 shares of common stock issued and outstanding)	$40.96

See Notes to Financial Statements.

34

Statement of Operations

Period Ended August 31, 2019*

Net Investment Income (Loss)
Income
Interest income	$1,636,350
Affiliated dividend income	15,750
Income from securities lending, net (including affiliated income of $2,753)	3,700

Total income	1,655,800

Expenses
Management fee	131,051

Total expenses	131,051
Less: Management fee waiver and/or expense reimbursement	(994)

Net expenses	130,057

Net investment income (loss)	1,525,743

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(145))	221,365
Futures transactions	47,269
Swap agreement transactions	5,605

274,239

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(21))	151,020
Futures	6,875
Swap agreements	(5,755)

152,140

Net gain (loss) on investment transactions	426,379

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,952,122

*	For the period from September 24, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

PGIM Active High Yield Bond ETF	35

Statement of Changes in Net Assets

Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,525,743
Net realized gain (loss) on investments	274,239
Net change in unrealized appreciation (depreciation) on investments	152,140

Net increase (decrease) in net assets resulting from operations	1,952,122

Dividends and Distributions
Distributions from distributable earnings	(1,456,091)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	27,152,937

Net increase (decrease) in net assets from Fund share transactions	27,152,937

Total increase (decrease)	27,648,968

Net Assets:
Beginning of period	—

End of period	$27,648,968

*	For the period from September 24, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

36

Notes to Financial Statements

PGIM ETF Trust (the “Trust”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), and operated as an exchange-traded fund. The Trust was organized as a Delaware statutory trust on October 23, 2017 and consists of six separate series (each a “Fund” and collectively, the “Funds”): PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF.

These financial statements relate only to PGIM Active High Yield Bond ETF, which commenced investment operations on September 24, 2018.

The investment objective of the Fund is to seek total return through a combination of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may

PGIM Active High Yield Bond ETF	37

Notes to Financial Statements (continued)

occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

38

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as

PGIM Active High Yield Bond ETF	39

Notes to Financial Statements (continued)

“variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund may enter into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements.

40

Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit

PGIM Active High Yield Bond ETF	41

Notes to Financial Statements (continued)

spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Payment-In-Kind: The Fund invests in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the

42

ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/ tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

Pursuant to a management agreement with the Trust on behalf of the Fund (the Management Agreement), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention and disposition of assets. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Fund’s business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian (the Custodian). The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

PGIM Active High Yield Bond ETF	43

Notes to Financial Statements (continued)

The Board of Trustees of the Trust has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Manager is responsible for paying substantially all the expenses of the Fund, costs of borrowing money (including interest expenses and any loan commitment or other associated fees), taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.53% of the Fund’s average daily net assets. The Manager has contractually agreed, beginning from the inception of the Fund, to waive any management fees it receives from the Fund in an amount equal to the subadvisory fees paid by the Fund to the PGIM Institutional Money Market Fund due to the Fund’s investment of its excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Fund remains invested or intends to invest in the PGIM Institutional Money Market Fund.

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with PGIM, Inc., the Fund’s investment subadviser (the “subadviser”), which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser’s performance of such services. The Manager pays for the services of the subadviser.

Brown Brothers Harriman & Co. (“BBH”) serves as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. Pursuant to a Custodian Agreement, BBH maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any non-US assets held outside the United States. Pursuant to an Administrative and Transfer Agency Agreement, BBH maintains certain books and records and provides transfer agency, administrative, legal, tax support and accounting and financial reporting services for the maintenance and operations of the Trust. As the transfer and dividend disbursing agent of the Trust, BBH provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the

44

maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, BBH receives compensation from the Manager and is reimbursed for expenses, including custodian and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. As administered by BBH, available securities from the Fund’s portfolio are furnished to borrowers through security-by-security loans effected by BBH as lending agent on behalf of the Fund. BBH is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines. BBH receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. Any 17a-7 transactions for the reporting period are disclosed in the “Portfolio Securities” note, below.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of the Fund. The Distributor is a subsidiary of Prudential Financial, Inc.

PGIM Active High Yield Bond ETF	45

Notes to Financial Statements (continued)

(“Prudential”), pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the Trust and the Distributor. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended August 31, 2019, were $41,447,638 and $14,079,878 respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the reporting period ended August 31, 2019, is presented as follows:

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$ —	$6,794,965	$6,547,000	$—	$(126)	$247,839	247,839	$15,750
PGIM Institutional Money Market Fund*
$ —	$31,442,789	$31,293,672	$(21)	$(19)	$149,077	149,063	$2,753	**

$ —	$38,237,754	$37,840,672	$(21)	$(145)	$396,916	396,902	$18,503

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

For the reporting period ended August 31, 2019, no 17a-7 transactions were entered into by the Fund.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the period ended August 31, 2019, the tax character of dividends paid by the Fund was $1,456,091 of ordinary income.

As of August 31, 2019, the accumulated undistributed earnings on a tax basis was $373,741 of ordinary income and $32,487 of long-term capital gains.

46

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$26,981,211	$991,205	$(913,949)	$77,256

The difference between book and tax basis were primarily attributable to deferred losses on wash sales, swaps, differences in the treatment of premium amortization for book and tax purposes and other cost basis adjustments.

The Manager has analyzed the Fund’s tax positions taken and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period.

Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for the most recent fiscal year ended August 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Fund trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will issue and redeem its shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof to investors who have entered into an agreement with the Distributor and are authorized to transact with the Trust in Creation Units (“Authorized Participants”). A Creation Unit consists of 25,000 shares of the Fund. The Fund generally issues and redeems Creation Units in return for a specified amount of cash and/ or designated portfolio of securities. Except when aggregated in Creation Units, shares are not individually redeemable. Authorized Participants transacting in Creation Units including non-standard orders and whole or partial cash purchases or redemptions may also pay variable transaction fees to compensate the Fund for certain transaction costs (e.g. brokerage costs) relating to investing in portfolio securities. Such variable transaction fees, if any, are currently being waived by the Fund. In addition, fixed transaction fees are imposed for the transfer and other costs associated with the creation or redemption of Creation Units. Authorized Participants are responsible for paying these fixed transaction fees to BBH.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

PGIM Active High Yield Bond ETF	47

Notes to Financial Statements (continued)

As of August 31, 2019, Prudential, through its affiliated entities, including affiliated funds, owned 625,000 shares of the Fund.

At reporting period end, one affiliated shareholder of record held greater than 5% of the Fund, which represented 93% of the Fund’s outstanding shares, of which 93% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	675,000	$27,152,937

Net increase (decrease) in shares outstanding before conversion	675,000	27,152,937

Net increase (decrease) in shares outstanding	675,000	$27,152,937

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under the SCA is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios

48

may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the reporting period ended August 31, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/ or redemption orders with respect to the Fund and no other Authorized Participant creates or redeems, shares of the Fund may trade at a substantial discount or premium to NAV, may trade at larger spreads and possibly face trading halts and/or delisting.

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

ETF Shares Trading Risk: Fund shares are listed for trading on the Exchange and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Fund are expected to fluctuate in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares of the Fund. We cannot predict whether shares of the Fund will trade above, below or at their NAV. Trading on the Exchange, including trading of Fund shares, may be halted in certain circumstances and shareholders may not be able to sell Fund shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s portfolio investments. This adverse effect on the liquidity of the Fund’s shares could lead to differences between the market price of the Fund’s shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Fund will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETF shares has diverged from market driven fundamentals. Since the Fund is new, an active secondary market for the shares of the Fund may not develop or may not continue once developed.

PGIM Active High Yield Bond ETF	49

Notes to Financial Statements (continued)

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and

50

therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

In September 2019, the Securities and Exchange Commission adopted a new rule and related form amendments regulating ETFs, which will become effective 60 days after publication in the Federal Register. The Manager is currently evaluating the rule and form amendments, but does not anticipate any material impact on future financial statement disclosures.

PGIM Active High Yield Bond ETF	51

Financial Highlights

	September 24, 2018(e) through August 31,
	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$40.00
Income (loss) from investment operations:
Net investment income (loss)	2.30
Net realized and unrealized gain (loss) on investment	0.85
Total from investment operations	3.15
Less Dividends and Distributions:
Dividends from net investment income	(2.19)
Net asset value, end of period	$40.96
Total Return(b):	8.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$27,649
Average net assets (000)	$26,467
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.52%	(d)
Expenses before waivers and/or expense reimbursement	0.53%	(d)
Net investment income (loss)	6.15%	(d)
Portfolio turnover rate	55%	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Commencement of operations.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Active High Yield Bond ETF and Board of Trustees

PGIM ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Active High Yield Bond ETF, a series of PGIM ETF Trust, (the Fund), including the schedule of investments, as of August 31, 2019, and the related statement of operations and statement of changes in net assets for the period from September 24, 2018 (commencement of operations) to August 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the period from September 24, 2018 to August 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the period from September 24, 2018 to August 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2019

PGIM Active High Yield Bond ETF	53

Federal Income Tax Information (unaudited)

For the period ended August 31, 2019, the Fund reports the maximum amount allowable but not less than 71.67% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2019.

54

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).

		None.	Since December 2017
Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96

Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM Active High Yield Bond ETF

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Since December 2017
Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since December 2017
Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since December 2017

Visit our website at pgiminvestments.com

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since December 2017
Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96

Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

		None.	Since December 2017
Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Active High Yield Bond ETF

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since December 2017

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96

President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

		None.	Since December 2017

Visit our website at pgiminvestments.com

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96

Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since December 2017

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara 9/11/55 Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since December 2017

PGIM Active High Yield Bond ETF

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Dino Capasso 8/19/74 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since December 2017
Andrew R. French 12/22/62 Secretary

Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since December 2017
Jonathan D. Shain 8/9/58 Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since December 2017
Claudia DiGiacomo 10/14/74 Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2017
Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since December 2017
Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since December 2017
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Active High Yield Bond ETF

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Active High Yield Bond ETF, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ACTIVE HIGH YIELD BOND ETF

TICKER SYMBOL	PHYL

ETF1001E

PGIM QMA STRATEGIC ALPHA ETFs

PGIM QMA Strategic Alpha Large-Cap Core ETF	PQLC
PGIM QMA Strategic Alpha Small-Cap Growth ETF	PQSG
PGIM QMA Strategic Alpha Small-Cap Value ETF	PQSV
PGIM QMA Strategic Alpha International Equity ETF	PQIN

ANNUAL REPORT

AUGUST 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek long-term growth of capital

Highlights (unaudited)

PGIM QMA STRATEGIC ALPHA LARGE-CAP CORE ETF

•	The Fund benefited from favorable security selection in health care and an overweight in industrials.

•	The Fund’s positioning in health care equipment & supplies and security selection in industrial conglomerates aided performance.

•

Relative performance was hurt most by an overweight and unfavorable security selection in the consumer discretionary sector. In this sector, the Fund’s positioning in textile, apparel, and luxury goods manufacturers significantly detracted from relative performance.

PGIM QMA STRATEGIC ALPHA SMALL-CAP GROWTH ETF

•	The Fund benefited from favorable security selection in the materials sector.

•	The Fund’s positioning in the chemical industry aided performance, and its focus on quality through its profitability measure helped it avoid some poorer performers in the industry.

•

Relative performance was hurt most by poor selection in health care, where the Fund’s positioning in pharmaceutical and biotechnology companies significantly detracted, as well as an underweight in information technology.

PGIM QMA STRATEGIC ALPHA SMALL-CAP VALUE ETF

•	The Fund benefited from favorable security selection in the energy and health care sectors.

•	The Fund’s positioning in biotechnology and good selection in the weak-performing oil, gas, and consumable fuels industry aided the Fund’s performance.

•	Relative performance was hurt most by poor selection in the financial sector, where positioning in insurance companies significantly detracted, as well as an underweight in utilities.

PGIM QMA STRATEGIC ALPHA INTERNATIONAL EQUITY ETF

•	The Fund benefited from good relative performance in the financial and energy sectors.

•

In the financial sector, the Fund’s meaningful underweight position in banks, which was one of the poorer-performing industries in the MSCI EAFE Index, along with good stock selection aided performance. Performance was also helped by an underweight position in energy, which was the only sector in the Index to generate a negative return during the period.

2	Visit our website at pgiminvestments.com

•	The Fund’s relative performance was hurt most by holdings in the health care and industrial sectors.

•

In health care, the Fund’s positioning among pharmaceutical companies significantly detracted from relative performance. In industrials, the Fund exhibited poor security selection, especially among machinery and airline stocks.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Exchange-traded funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company and registered investment adviser. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

PGIM QMA Strategic Alpha ETFs	3

4	Visit our website at pgiminvestments.com

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Strategic Alpha ETFs informative and useful. The report covers performance from the funds’ inception dates through the end of the reporting period on August 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Strategic Alpha ETFs

October 15, 2019

PGIM QMA Strategic Alpha ETFs	5

PGIM QMA Strategic Alpha Large-Cap Core ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 8/31/19
Since Inception (%)
Net Asset Value (NAV)	5.20 (10/17/18)
Market Price*	5.22 (10/17/18)
S&P 500 Index	9.84
Lipper Large-Cap Core Funds Average	9.36

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations (October 17, 2018) and the account values at the end of the current fiscal period (August 31, 2019) as measured on a quarterly basis. The Fund assumes an initial investment on October 17, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

6	Visit our website at pgiminvestments.com

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large public US companies. It gives a broad look at how stock prices in the United States have performed.

Lipper Large-Cap Core Funds Average—The Lipper Large-Cap Core Funds Average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s US Diversified Equity large-cap floor, have more latitude in the companies in which they invest, and typically have average characteristics compared to the S&P 500 Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

PGIM QMA Strategic Alpha ETFs	7

PGIM QMA Strategic Alpha Large-Cap Core ETF

Your Fund’s Performance (continued)

Presentation of Fund Holdings

Ten Largest Holdings expressed as a percentage of net assets as of 8/31/19 (%)
Target Corp., Multiline Retail	0.5
Dollar General Corp., Multiline Retail	0.4
Synopsys, Inc., Software	0.4
Brown-Forman Corp., Beverages	0.4
Walmart, Inc., Food & Staples Retailing	0.4
Estee Lauder Cos., Inc. (The), Personal Products	0.4
Consolidated Edison, Inc., Multi-Utilities	0.4
Jacobs Engineering Group Inc., Construction & Engineering	0.4
Mastercard, Inc., IT Services	0.4
Essex Property Trust, Inc., Equity Real Estate Investment Trusts (REITs)	0.4

Holdings reflect only long-term investments and are subject to change.

Ten Largest Industries expressed as a percentage of net assets as of 8/31/19 (%)
Equity Real Estate Investment Trusts (REITs)	7.8
Health Care Equipment & Supplies	5.9
Insurance	4.4
Capital Markets	3.4
Banks	3.4
Health Care Providers & Services	3.4
Oil, Gas & Consumable Fuels	3.4
IT Services	2.9
Multi-Utilities	2.5
Software	2.5

Industry weightings reflect only long-term investments and are subject to change.

8	Visit our website at pgiminvestments.com

PGIM QMA Strategic Alpha Large-Cap Core ETF

Strategy and Performance Overview (unaudited)

How did the Fund perform?

•

The PGIM QMA Strategic Alpha Large-Cap Core ETF (the Fund) returned 5.20% based on net asset value since the Fund’s inception on October 17, 2018 through the end of the reporting period on August 31, 2019, underperforming the 9.84% return of the S&P 500 Index (the Index) and the 9.36% return of the Lipper Large-Cap Core Funds Average over the same period.

What were the market conditions?

•	US equity markets moved higher during the period but exhibited increased volatility.

•	Large-cap stocks generally outperformed their small- and mid-cap counterparts.

•	Value stocks underperformed growth stocks across all market capitalizations.

What worked?

•	The Fund benefited from favorable security selection in the health care sector and an overweight position in industrials.

•	The Fund’s positioning in health care equipment & supplies, one of the better-performing industries in the health care sector, aided performance.

•	In industrials, security selection in industrial conglomerates also added value.

•

The Fund’s top individual contributors to relative performance were internet and direct marketing retailer Amazon.com Inc.; semiconductor company NVIDIA Corp., and information technology company Apple Inc.

What didn’t work?

•	The Fund’s relative performance was hurt most by an overweight position and unfavorable security selection in the consumer discretionary sector.

•

In consumer discretionary, the Fund’s positioning in textile, apparel, and luxury goods manufacturers significantly detracted from relative performance as that industry underperformed on weaker-than-expected earnings results. The largest detractors at the stock level were software company Microsoft Corp., consumer staples company Procter & Gamble Co., and electric utility PG&E Corp.

Current outlook

While the US stock market has remained buoyant, with most indexes having risen well into positive territory in 2019 through the end of the reporting period, the gulf in performance between cheap and expensive stocks has continued to be quite wide across the market-cap spectrum, with higher-valued stocks generally faring much better than lower-valued stocks. Accordingly, the Fund’s focus on lower-valued stocks has been a headwind in recent quarters, particularly in the growth arena where many of the better-performing

PGIM QMA Strategic Alpha ETFs	9

PGIM QMA Strategic Alpha Large-Cap Core ETF

Strategy and Performance Overview (continued)

stocks have been trading at especially high valuations. As this disparity in performance and valuation has persisted, the Fund has continued to tilt toward these more attractively valued stocks while maintaining a quality focus through its heavier weight in companies with higher profitability. QMA believes this positioning in more reasonably valued, higher-quality stocks—which have been out of favor in recent quarters—will provide significant opportunity for improved performance going forward.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark’s return during the reporting period.

Top Relative Contributors (%)		Top Relative Detractors (%)
Apple Inc.	0.48	Microsoft Corporation	–0.69
Amazon.com, Inc.	0.25	Procter & Gamble Company	–0.23
NVIDIA Corporation	0.25	PG&E Corporation	–0.22
Exxon Mobil Corporation	0.23	Macy’s Inc	–0.22
Berkshire Hathaway, Inc. Class B	0.17	Tapestry, Inc.	–0.22

10	Visit our website at pgiminvestments.com

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 8/31/19
Since Inception (%)
Net Asset Value (NAV)	–3.50 (11/13/18)
Market Price*	–3.53 (11/13/18)
Russell 2000 Growth Index	4.31
Lipper Small-Cap Growth Funds Average	7.98

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations (November 13, 2018) and the account values at the end of the current fiscal period (August 31, 2019) as measured on a quarterly basis. The Fund assumes an initial investment on November 13, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

PGIM QMA Strategic Alpha ETFs	11

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Benchmark Definitions

Russell 2000 Growth Index—The Russell 2000 Growth Index is unmanaged and comprises securities in the Russell 2000 Index with a higher-than-average growth orientation. Companies in this index generally have high price-to-book and price-to-earnings ratios. London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trademark of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.

Lipper Small-Cap Growth Funds Average—The Lipper Small-Cap Growth Funds Average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have above-average characteristics compared to the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is generally considered representative of the small-cap segment of the US equity market.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

12	Visit our website at pgiminvestments.com

Presentation of Fund Holdings

Ten Largest Holdings expressed as a percentage of net assets as of 8/31/19 (%)
Deciphera Pharmaceuticals, Inc., Biotechnology	0.3
LivePerson, Inc., Software	0.3
Novocure Ltd., Health Care Equipment & Supplies	0.3
Model N, Inc., Software	0.3
GMS, Inc., Trading Companies & Distributors	0.3
G1 Therapeutics, Inc., Biotechnology	0.2
Genomic Health, Inc., Biotechnology	0.2
American States Water Co., Water Utilities	0.2
Telenav, Inc., Software	0.2
Avrobio, Inc., Biotechnology	0.2

Holdings reflect only long-term investments and are subject to change.

Ten Largest Industries expressed as a percentage of net assets as of 8/31/19 (%)
Biotechnology	9.5
Software	6.6
Health Care Equipment & Supplies	5.6
Equity Real Estate Investment Trusts (REITs)	5.5
Machinery	4.5
Banks	4.2
Hotels, Restaurants & Leisure	3.1
IT Services	3.1
Commercial Services & Supplies	2.9
Professional Services	2.8

Industry weightings reflect only long-term investments and are subject to change.

PGIM QMA Strategic Alpha ETFs	13

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Strategy and Performance Overview (unaudited)

How did the Fund perform?

•

The PGIM QMA Strategic Alpha Small-Cap Growth ETF (the Fund) returned –3.50% based on net asset value since the Fund’s inception on November 13, 2018 through the end of the reporting period on August 31, 2019, underperforming the 4.31% return of the Russell 2000 Growth Index (the Index) and the 7.98% return of the Lipper Small-Cap Growth Funds Average over the same period.

What were the market conditions?

•	US equity markets moved higher during the period but exhibited increased volatility.

•	Large-cap stocks generally outperformed their small- and mid-cap counterparts.

•	Value stocks underperformed growth stocks across all market capitalizations.

What worked?

•	The Fund benefited from favorable security selection in the materials sector.

•

In materials, the Fund’s positioning within the chemical industry aided performance, and its focus on quality through its profitability measure helped it avoid some of the poorer performers in the space.

•

The Fund’s top individual contributors to relative performance were consumer discretionary company Stamps.com Inc., health care company Odonate Therapeutics Inc., and information technology company TeleNav Inc.

What didn’t work?

•	The Fund’s relative performance was hurt most by poor selection in health care and an underweight in information technology.

•

In health care, the Fund’s positioning in pharmaceutical and biotechnology companies significantly detracted from relative performance as its focus on valuation and profitability underperformed in an environment where stocks of more-expensive, less-profitable companies performed relatively better.

•

Information technology stocks were the Index’s best performers during the period, but the Fund was meaningfully underweight these stocks given their relatively high valuations, which dampened performance.

•	The largest detractors at the stock level were health care companies Array BioPharma Inc. and Novocure Ltd., and information technology company Trade Desk, Inc. (Class A shares).

Current outlook

While the US stock market has remained buoyant, with most indexes having risen well into positive territory in 2019 through the end of the reporting period, the gulf in performance

14	Visit our website at pgiminvestments.com

between cheap and expensive stocks has continued to be quite wide across the market-cap spectrum, with higher-valued stocks generally faring much better than lower-valued stocks. Accordingly, the Fund’s focus on lower-valued stocks has been a headwind in recent quarters, particularly in the growth arena where many of the better-performing stocks have been trading at especially high valuations. As this disparity in performance and valuation has persisted, the Fund has continued to tilt toward these more attractively valued stocks while maintaining a quality focus through its heavier weight in companies with higher profitability. QMA believes this positioning in more reasonably valued, higher-quality stocks—which have been out of favor in recent quarters—will provide significant opportunity for improved performance going forward.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark’s return during the reporting period.

Top Relative Contributors (%)		Top Relative Detractors (%)
Stamps.com	0.19	Array BioPharma	–0.60
Odonate Therapeutics	0.18	Novocure	–0.37
TeleNav	0.16	Trade Desk, Class A	–0.32
HealthEquity	0.15	Coupa Software	–0.31
Telaria	0.15	Zafgen	–0.20

PGIM QMA Strategic Alpha ETFs	15

PGIM QMA Strategic Alpha Small-Cap Value ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 8/31/19
Since Inception (%)
Net Asset Value (NAV)	–5.39 (11/13/18)
Market Price*	–5.44 (11/13/18)
Russell 2000 Value Index	–4.14
Lipper Small-Cap Value Funds Average	–5.22

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the Russell 2000 Value Index by portraying the initial account values at the commencement of operations (November 13, 2018) and the account values at the end of the current fiscal period (August 31, 2019) as measured on a quarterly basis. The Fund assumes an initial investment on November 13, 2018, while the benchmark and the Index assume that the initial investment occurred on October 31, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

16	Visit our website at pgiminvestments.com

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Benchmark Definitions

Russell 2000 Value Index—The Russell 2000 Value Index is unmanaged and comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trademark of the relevant LSE Group companies and is/are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor, or endorse the content of this communication.

Lipper Small-Cap Value Funds Average—The Lipper Small-Cap Value Funds Average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s US Diversified Equity small-cap ceiling and typically have below-average characteristics compared to the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is generally considered representative of the small-cap segment of the US equity market.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

PGIM QMA Strategic Alpha ETFs	17

PGIM QMA Strategic Alpha Small-Cap Value ETF

Your Fund’s Performance (continued)

Presentation of Fund Holdings

Ten Largest Holdings expressed as a percentage of net assets as of 8/31/19 (%)
Infinera Corp., Communications Equipment	0.3
Lannett Co., Inc., Pharmaceuticals	0.2
Achillion Pharmaceuticals, Inc., Biotechnology	0.2
Tower International, Inc., Auto Components	0.2
Anika Therapeutics, Inc., Biotechnology	0.2
NeoPhotonics Corp., Semiconductors & Semiconductor Equipment	0.2
Owens & Minor, Inc., Health Care Providers & Services	0.2
Cloudera, Inc., Software	0.2
M/I Homes, Inc., Household Durables	0.2
NETGEAR, Inc., Communications Equipment	0.2

Holdings reflect only long-term investments and are subject to change.

Ten Largest Industries expressed as a percentage of net assets as of 8/31/19 (%)
Banks	19.0
Equity Real Estate Investment Trusts (REITs)	7.6
Thrifts & Mortgage Finance	4.4
Machinery	4.3
Specialty Retail	3.8
Insurance	3.4
Oil, Gas & Consumable Fuels	3.1
Mortgage Real Estate Investment Trusts (REITs)	2.8
Commercial Services & Supplies	2.4
Semiconductors & Semiconductor Equipment	2.4

Industry weightings reflect only long-term investments and are subject to change.

18	Visit our website at pgiminvestments.com

PGIM QMA Strategic Alpha Small-Cap Value ETF

Strategy and Performance Overview (unaudited)

How did the Fund perform?

•

The PGIM QMA Strategic Alpha Small-Cap Value ETF (the Fund) returned –5.39% based on net asset value since the Fund’s inception on November 13, 2018 through the end of the reporting period on August 31, 2019, underperforming the –4.14% return of the Russell 2000 Value Index (the Index) and the –5.22% return of the Lipper Small-Cap Value Funds Average over the same period.

What were the market conditions?

•	US equity markets moved higher during the period but exhibited increased volatility.

•	Large-cap stocks generally outperformed their small- and mid-cap counterparts.

•	Value stocks underperformed growth stocks across all market capitalizations.

What worked?

•	The Fund benefited from favorable security selection in the energy and health care sectors.

•

In health care, the Fund’s positioning within the biotechnology industry aided performance. Specifically, the Fund was helped by holdings in Adverum Biotechnologies Inc., which rose more than 300% in the period on news related to the company’s treatment for macular degeneration. In energy, good selection in the weak-performing oil, gas, and consumable fuels industry also aided returns.

•	The Fund’s top individual contributors to relative performance were biotechnology company Adverum, pharmaceutical company Endo International PLC, and specialty retailer Signet Jewelers Ltd.

What didn’t work?

•	The Fund’s relative performance was hurt most by poor selection in the financial sector and an underweight in utilities.

•	In financials, the Fund’s positioning in insurance companies significantly detracted from relative performance, as that industry underperformed on fears of lower investment returns.

•

Utilities were the best-performing sector in the Index, but the Fund remained underweight these stocks as valuations appeared unattractive, in QMA’s view. The largest detractors at the stock level were energy equipment company Cree, health care company Acorda Therapeutics Inc., and financial services company eHealth Inc.

Current outlook

While the US stock market has remained buoyant, with most indexes having risen well into positive territory in 2019 through the end of the reporting period, the gulf in performance between cheap and expensive stocks has continued to be quite wide across the market-cap

PGIM QMA Strategic Alpha ETFs	19

PGIM QMA Strategic Alpha Small-Cap Value ETF

Strategy and Performance Overview (continued)

spectrum, with higher-valued stocks generally faring much better than lower-valued stocks. Accordingly, the Fund’s focus on lower-valued stocks has been a headwind in recent quarters, particularly in the growth arena where many of the better-performing stocks have been trading at especially high valuations. As this disparity in performance and valuation has persisted, the Fund has continued to tilt toward these more attractively valued stocks while maintaining a quality focus through its heavier weight in companies with higher profitability. QMA believes this positioning in more reasonably valued, higher-quality stocks—which have been out of favor in recent quarters—will provide significant opportunity for improved performance going forward.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark’s return during the reporting period.

Top Relative Contributors (%)		Top Relative Detractors (%)
Adverum Biotechnologies	0.36	Cree	–0.12
Endo International	0.23	Acorda Therapeutics	–0.11
Signet Jewelers	0.19	eHealth	–0.11
Southwestern Energy	0.18	Enphase Energy	–0.11
Telaria	0.14	Basic Energy Services	–0.10

20	Visit our website at pgiminvestments.com

PGIM QMA Strategic Alpha International Equity ETF

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

Total Returns as of 8/31/19
Since Inception (%)
Net Asset Value (NAV)	1.09 (12/4/18)
Market Price*	1.35 (12/4/18)
MSCI EAFE Index	4.34
Lipper International Multi-Cap Core Funds Average	2.81

*The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the market price returns.

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund with a similar investment in the MSCI EAFE Index by portraying the initial account values at the commencement of operations (December 4, 2018) and the account values at the end of the current fiscal period (August 31, 2019) as measured on a quarterly basis. The Fund assumes an initial investment on December 4, 2018, while the benchmark and the Index assume that the initial investment occurred on November 30, 2018. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested.

PGIM QMA Strategic Alpha ETFs	21

PGIM QMA Strategic Alpha International Equity ETF

Your Fund’s Performance (continued)

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since inception returns for the Index and the Lipper Average are measured from the closest month-end to the Fund’s inception date.

The returns in the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the sale or redemption of Fund shares.

Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions, if any, have been reinvested in the Fund at market price and NAV, respectively.

Benchmark Definitions

MSCI EAFE Index—The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the US & Canada.

Lipper International Multi-Cap Core Funds Average—The Lipper International Multi-Cap Core Funds Average includes funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap core funds typically have average characteristics compared to the MSCI EAFE Index.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

22	Visit our website at pgiminvestments.com

Presentation of Fund Holdings

Ten Largest Holdings expressed as a percentage of net assets as of 8/31/19 (%)
Sundrug Co. Ltd., Food & Staples Retailing	0.2
Shiseido Co. Ltd., Personal Products	0.2
Pernod Ricard SA, Beverages	0.2
Unilever PLC, Personal Products	0.2
SUMCO Corp., Semiconductors & Semiconductor Equipment	0.2
GVC Holdings PLC, Hotels, Restaurants & Leisure	0.2
Smiths Group PLC, Industrial Conglomerates	0.2
Smurfit Kappa Group PLC, Containers & Packaging	0.2
Bouygues SA, Construction & Engineering	0.2
Pandora A/S, Textiles, Apparel & Luxury Goods	0.2

Holdings reflect only long-term investments and are subject to change.

Ten Largest Industries expressed as a percentage of net assets as of 8/31/19 (%)
Banks	6.2
Machinery	4.9
Equity Real Estate Investment Trusts (REITs)	4.6
Pharmaceuticals	4.6
Chemicals	4.4
Real Estate Management & Development	3.5
Insurance	3.5
Diversified Telecommunication Services	3.4
Electric Utilities	3.3
Road & Rail	3.0

Industry weightings reflect only long-term investments and are subject to change.

PGIM QMA Strategic Alpha ETFs	23

PGIM QMA Strategic Alpha International Equity ETF

Strategy and Performance Overview (unaudited)

How did the Fund perform?

•

The PGIM QMA Strategic Alpha International Equity ETF (the Fund) returned 1.09% based on net asset value since the Fund’s inception on December 4, 2018 through the end of the reporting period on August 31, 2019, underperforming the 4.34% return of the MSCI EAFE Index (the Index) and the 2.81% return of the Lipper International Multi-Cap Core Funds Average over the same period.

What were the market conditions?

•	Developed international equity markets moved higher during the reporting period, but exhibited increased levels of volatility.

•	Large-cap stocks generally outperformed their small- and mid-cap counterparts.

•	Value stocks underperformed growth stocks across all market capitalizations.

What worked?

•	The Fund benefited from good relative performance in the financial and energy sectors.

•	In the financial sector, the Fund’s meaningful underweight position in banks, which was one of the Index’s poorer-performing industries, along with good stock selection aided performance.

•

The Fund’s focus on performance was also helped by an underweight position in energy, which was the only sector in the Index to generate a negative return during the period. The Fund’s focus on quality through its profitability measure rendered a number of the stocks in this industry unattractive.

•	The Fund’s top individual contributors to relative performance were financial company HSBC Holdings Plc., energy company Royal Dutch Shell Plc., and materials company Fortescue Metals Group Ltd.

What didn’t work?

•	The Fund’s relative performance was hurt most by holdings in the health care and industrial sectors.

•

In health care, the Fund’s positioning in pharmaceutical companies significantly detracted from relative performance as its focus on valuation and profitability underperformed in an environment where stocks of more-expensive, less-profitable companies performed relatively better.

•	In industrials, the Fund exhibited poor security selection, especially among machinery and airline stocks.

•

The largest detractors at the security level were consumer staples company Nestle S.A., information technology company ASML Holding NV, and consumer discretionary company LVMH Moet Hennessy Louis Vuitton SE.

24	Visit our website at pgiminvestments.com

Current outlook

While developed international equity markets have remained buoyant, with most indexes having risen well into positive territory in 2019 through the end of the reporting period, country-by-country returns have varied widely. In addition, the gulf in performance between cheap and expensive stocks has continued to be quite wide across the market-cap spectrum, with higher-valued stocks generally faring much better than lower-valued stocks. Accordingly, the Fund’s focus on lower-valued stocks has been a headwind in recent quarters, particularly in the growth arena, where many of the better-performing stocks have been trading at especially high valuations. As this disparity in performance and valuation has persisted, the Fund has continued to tilt toward these more attractively valued stocks while maintaining a quality focus through its heavier weight in companies with higher profitability. QMA believes that this positioning in more reasonably valued, higher-quality stocks—which have been out of favor in recent quarters—will provide significant opportunity for improved performance going forward.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the benchmark’s return during the reporting period.

Top Relative Contributors (%)		Top Relative Detractors (%)
HSBC Holdings	0.19	Nestle	–0.49
Royal Dutch Shell	0.15	ASML Holding	–0.13
Fortescue Metals Group	0.11	LVMH Moet Hennessy Louis Vuitton	–0.13
Teva Pharmaceutical Industries	0.10	Airbus	–0.12
Siemens	0.10	Daiichi Sankyo Company	–0.11

PGIM QMA Strategic Alpha ETFs	25

Fees and Expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment management fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 held through the period ended August 31, 2019. The example is for illustrative purposes only.

Actual Expenses

The information under each column in the line entitled “Actual” on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information under each column in the line entitled “Hypothetical” on the following page provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, brokerage commissions paid on purchases and sales of Fund shares. Therefore, the ending account values and expenses paid for the period are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Visit our website at pgiminvestments.com

PGIM QMA Strategic Alpha Large-Cap Core ETF	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$1,030.90	0.17%	$0.87
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PGIM QMA Strategic Alpha Small-Cap Growth ETF	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$928.50	0.29%	$1.41
Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

PGIM QMA Strategic Alpha Small-Cap Value ETF	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$931.00	0.29%	$1.41
Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

PGIM QMA Strategic Alpha International Equity ETF	Beginning Account Value March 1, 2019	Ending Account Value August 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Actual	$1,000.00	$979.60	0.29%	$1.45
Hypothetical	$1,000.00	$1,023.74	0.29%	$1.48

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Strategic Alpha ETFs	27

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments

as of August 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 99.5%

Aerospace & Defense 2.4%
Arconic, Inc.	1,414	$36,538
General Dynamics Corp.	196	37,489
Huntington Ingalls Industries, Inc.	164	34,276
L3Harris Technologies, Inc.	171	36,151
Lockheed Martin Corp.	95	36,490
Textron, Inc.	790	35,550
United Technologies Corp.	263	34,253

		250,747

Air Freight & Logistics 0.7%
Expeditors International of Washington, Inc.	474	33,701
FedEx Corp.	224	35,529

		69,230

Airlines 1.1%
Delta Air Lines, Inc.	657	38,014
Southwest Airlines Co.	719	37,618
United Airlines Holdings, Inc.*	424	35,748

		111,380

Auto Components 0.3%
BorgWarner, Inc.	1,080	35,240

Automobiles 0.6%
Ford Motor Co.	3,877	35,552
General Motors Co.	842	31,230

		66,782

Banks 3.4%
Bank of America Corp.	1,223	33,645
Citigroup, Inc.	553	35,586
Citizens Financial Group, Inc.	1,083	36,540
Comerica, Inc.	580	35,757
Fifth Third Bancorp	1,300	34,385
JPMorgan Chase & Co.	321	35,265
KeyCorp	2,182	36,221
Regions Financial Corp.	2,345	34,284
Wells Fargo & Co.	737	34,322
Zions Bancorp NA	870	35,748

		351,753

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	29

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages 1.8%
Brown-Forman Corp. (Class B Stock)	710	$41,883
Coca-Cola Co. (The)	671	36,932
Molson Coors Brewing Co. (Class B Stock)	694	35,644
Monster Beverage Corp.*	618	36,258
PepsiCo, Inc.	280	38,284

		189,001

Biotechnology 2.3%
Alexion Pharmaceuticals, Inc.*	322	32,445
Amgen, Inc.	174	36,300
Biogen, Inc.*	155	34,061
Gilead Sciences, Inc.	548	34,820
Incyte Corp.*	410	33,546
Regeneron Pharmaceuticals, Inc.*	118	34,226
Vertex Pharmaceuticals, Inc.*	188	33,844

		239,242

Building Products 1.1%
Fortune Brands Home & Security, Inc.	713	36,406
Johnson Controls International PLC	905	38,634
Masco Corp.	905	36,861

		111,901

Capital Markets 3.4%
BlackRock, Inc. (Class A Stock)	78	32,960
Franklin Resources, Inc.	1,258	33,060
Goldman Sachs Group, Inc. (The)	176	35,888
Intercontinental Exchange, Inc.	390	36,457
Invesco Ltd.	2,221	34,870
Moody’s Corp.	168	36,218
Morgan Stanley	882	36,594
MSCI, Inc. (Class A Stock)	159	37,306
S&P Global, Inc.	139	36,166
T Rowe Price Group, Inc.	335	37,058

		356,577

Chemicals 2.4%
Corteva, Inc.	1,212	35,536
DuPont de Nemours, Inc.	524	35,595
Eastman Chemical Co.	534	34,908
Ecolab, Inc.	173	35,692
Linde PLC (United Kingdom)	186	35,137

See Notes to Financial Statements.

30

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
LyondellBasell Industries NV (Class A Stock)	474	$36,678
Sherwin-Williams Co. (The)	69	36,346

		249,892

Commercial Services & Supplies 1.4%
Cintas Corp.	135	35,613
Copart, Inc.*	470	35,433
Republic Services, Inc. (Class A Stock)	433	38,645
Waste Management, Inc.	301	35,925

		145,616

Communications Equipment 1.6%
Arista Networks, Inc.*	156	35,353
Cisco Systems, Inc.	640	29,958
F5 Networks, Inc.*	273	35,143
Juniper Networks, Inc.	1,410	32,656
Motorola Solutions, Inc.	204	36,906

		170,016

Construction & Engineering 0.4%
Jacobs Engineering Group, Inc.	458	40,698

Construction Materials 0.3%
Vulcan Materials Co.	255	36,019

Consumer Finance 1.3%
American Express Co.	284	34,185
Capital One Financial Corp.	381	33,003
Discover Financial Services	461	36,866
Synchrony Financial	1,041	33,364

		137,418

Containers & Packaging 1.0%
Avery Dennison Corp.	328	37,907
Sealed Air Corp.	868	34,564
Westrock Co.	1,036	35,410

		107,881

Distributors 0.7%
Genuine Parts Co.	359	32,414
LKQ Corp.*	1,416	37,198

		69,612

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	31

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Consumer Services 0.3%
H&R Block, Inc.	1,292	$31,292

Diversified Financial Services 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	181	36,817
Jefferies Financial Group, Inc.	1,887	35,174

		71,991

Diversified Telecommunication Services 1.1%
AT&T, Inc.	1,077	37,975
CenturyLink, Inc.	3,127	35,585
Verizon Communications, Inc.	629	36,583

		110,143

Electric Utilities 2.5%
Duke Energy Corp.	377	34,963
Entergy Corp.	333	37,576
Exelon Corp.	788	37,241
FirstEnergy Corp.	812	37,352
PPL Corp.	1,130	33,392
Southern Co. (The)	685	39,908
Xcel Energy, Inc.	584	37,504

		257,936

Electrical Equipment 1.0%
AMETEK, Inc.	412	35,403
Eaton Corp. PLC	434	35,032
Emerson Electric Co.	606	36,112

		106,547

Electronic Equipment, Instruments & Components 0.4%
Keysight Technologies, Inc.*	414	40,100

Energy Equipment & Services 0.7%
National Oilwell Varco, Inc.	1,761	35,977
TechnipFMC PLC (United Kingdom)	1,386	34,428

		70,405

Entertainment 1.3%
Activision Blizzard, Inc.	745	37,697
Electronic Arts, Inc.*	361	33,819
Viacom, Inc. (Class B Stock)	1,233	30,800
Walt Disney Co. (The)	262	35,962

		138,278

See Notes to Financial Statements.

32

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) 7.8%
American Tower Corp.	163	$37,521
Apartment Investment & Management Co. (Class A Stock)	693	35,343
AvalonBay Communities, Inc.	177	37,623
Boston Properties, Inc.	258	33,132
Crown Castle International Corp.	253	36,728
Duke Realty Corp.	1,082	35,998
Equinix, Inc.	66	36,714
Equity Residential	443	37,549
Essex Property Trust, Inc.	125	40,157
Extra Space Storage, Inc.	302	36,820
HCP, Inc.	1,067	37,036
Host Hotels & Resorts, Inc.	2,175	34,887
Kimco Realty Corp.	1,948	35,804
Mid-America Apartment Communities, Inc.	289	36,611
Prologis, Inc.	458	38,298
Public Storage	139	36,799
Regency Centers Corp.	554	35,739
SBA Communications Corp. (Class A Stock)	138	36,215
Simon Property Group, Inc.	231	34,405
SL Green Realty Corp.	460	36,901
UDR, Inc.	799	38,496
Ventas, Inc.	503	36,915

		805,691

Food & Staples Retailing 1.8%
Costco Wholesale Corp.	130	38,319
Kroger Co. (The)	1,557	36,870
Sysco Corp.	508	37,759
Walgreens Boots Alliance, Inc.	662	33,888
Walmart, Inc.	364	41,591

		188,427

Food Products 2.4%
Archer-Daniels-Midland Co.	950	36,148
General Mills, Inc.	660	35,508
Hershey Co. (The)	231	36,609
JM Smucker Co. (The)	290	30,496
Kellogg Co.	599	37,617
Mondelez International, Inc. (Class A Stock)	658	36,335
Tyson Foods, Inc. (Class A Stock)	408	37,960

	250,673

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	33

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies 5.9%
Abbott Laboratories	413	$35,237
ABIOMED, Inc.*	182	35,139
Baxter International, Inc.	407	35,796
Becton Dickinson & Co.	143	36,311
Boston Scientific Corp.*	837	35,765
Cooper Cos., Inc. (The)	106	32,833
Danaher Corp.	270	38,364
DENTSPLY SIRONA, Inc.	707	36,870
Edwards Lifesciences Corp.*	164	36,382
Hologic, Inc.*	748	36,929
IDEXX Laboratories, Inc.*	128	37,087
Intuitive Surgical, Inc.*	72	36,816
Medtronic PLC (Ireland)	350	37,762
ResMed, Inc.	266	37,054
Stryker Corp.	164	36,188
Varian Medical Systems, Inc.*	324	34,321
Zimmer Biomet Holdings, Inc.	260	36,192

	615,046

Health Care Providers & Services 3.4%
Anthem, Inc.	126	32,952
Cardinal Health, Inc.	803	34,633
Centene Corp.*	715	33,333
Cigna Corp.	212	32,642
CVS Health Corp.	599	36,491
Henry Schein, Inc.*	576	35,493
Humana, Inc.	118	33,419
Laboratory Corp. of America Holdings*	238	39,879
Quest Diagnostics, Inc.	353	36,137
UnitedHealth Group, Inc.	154	36,036

	351,015

Health Care Technology 0.4%
Cerner Corp.	533	36,729

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	781	34,426
McDonald’s Corp.	178	38,799
Royal Caribbean Cruises Ltd.	329	34,308
Yum! Brands, Inc.	306	35,735

		143,268

See Notes to Financial Statements.

34

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 1.8%
DR Horton, Inc.	802	$39,675
Garmin Ltd. (Switzerland)	453	36,951
Lennar Corp. (Class A Stock)	683	34,833
Mohawk Industries, Inc.*	313	37,212
PulteGroup, Inc.	1,137	38,431

	187,102

Household Products 1.1%
Colgate-Palmolive Co.	499	37,001
Kimberly-Clark Corp.	257	36,265
Procter & Gamble Co. (The)	306	36,790

	110,056

Independent Power & Renewable Electricity Producers 0.7%
AES Corp.	2,271	34,814
NRG Energy, Inc.	1,037	37,747

	72,561

Industrial Conglomerates 1.0%
3M Co.	218	35,255
General Electric Co.	3,839	31,671
Honeywell International, Inc.	219	36,052

	102,978

Insurance 4.4%
Aflac, Inc.	682	34,223
Allstate Corp. (The)	367	37,577
American International Group, Inc.	639	33,254
Aon PLC (United Kingdom)	188	36,632
Chubb Ltd. (Switzerland)	226	35,319
Cincinnati Financial Corp.	324	36,447
Everest Re Group Ltd.	142	33,495
Loews Corp.	707	33,985
Marsh & McLennan Cos., Inc.	362	36,160
MetLife, Inc.	795	35,218
Progressive Corp. (The)	462	35,020
Unum Group	1,285	32,652
Willis Towers Watson PLC (United Kingdom)	184	36,426

	456,408

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	35

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Interactive Media & Services 1.1%
Alphabet, Inc.,
(Class A Stock)*	31	$36,907
(Class C Stock)*	32	38,019
Facebook, Inc. (Class A Stock)*	191	35,463

	110,389

Internet & Direct Marketing Retail 1.1%
Booking Holdings, Inc.*	20	39,328
eBay, Inc.	941	37,913
Expedia Group, Inc.	286	37,209

	114,450

IT Services 2.9%
Accenture PLC (Ireland) (Class A Stock)	196	38,841
Broadridge Financial Solutions, Inc.	283	36,631
Cognizant Technology Solutions Corp. (Class A Stock)	581	35,668
International Business Machines Corp.	264	35,780
Leidos Holdings, Inc.	426	37,215
Mastercard, Inc. (Class A Stock)	143	40,236
VeriSign, Inc.*	183	37,305
Visa, Inc. (Class A Stock)	219	39,600

	301,276

Life Sciences Tools & Services 1.7%
Agilent Technologies, Inc.	530	37,688
IQVIA Holdings, Inc.*	229	35,529
Mettler-Toledo International, Inc.*	49	32,183
PerkinElmer, Inc.	437	36,140
Thermo Fisher Scientific, Inc.	129	37,031

	178,571

Machinery 2.3%
Caterpillar, Inc.	302	35,938
Cummins, Inc.	237	35,377
Dover Corp.	365	34,215
Ingersoll-Rand PLC	291	35,237
PACCAR, Inc.	554	36,320
Pentair PLC (United Kingdom)	882	31,682
Stanley Black & Decker, Inc.	240	31,886

	240,655

See Notes to Financial Statements.

36

Description	Shares	Value
COMMON STOCKS (Continued)

Media 2.0%
CBS Corp. (Class B Stock)	737	$30,998
Comcast Corp. (Class A Stock)	898	39,746
Discovery, Inc. (Class C Stock)*	1,312	34,151
Fox Corp.,
(Class A Stock)	1,024	33,966
(Class B Stock)	1,025	33,620
Interpublic Group of Cos, Inc. (The)	1,725	34,293

	206,774

Metals & Mining 0.7%
Newmont Goldcorp Corp.	953	38,015
Nucor Corp.	715	35,021

	73,036

Multiline Retail 1.2%
Dollar General Corp.	287	44,798
Macy’s, Inc.	1,854	27,365
Target Corp.	465	49,773

	121,936

Multi-Utilities 2.5%
CenterPoint Energy, Inc.	1,282	35,499
Consolidated Edison, Inc.	458	40,716
Dominion Energy, Inc.	482	37,418
DTE Energy Co.	280	36,305
NiSource, Inc.	1,298	38,356
Public Service Enterprise Group, Inc.	648	39,184
Sempra Energy	261	36,965

	264,443

Oil, Gas & Consumable Fuels 3.4%
Chevron Corp.	297	34,963
ConocoPhillips	666	34,752
Devon Energy Corp.	1,519	33,403
Exxon Mobil Corp.	509	34,856
HollyFrontier Corp.	745	33,048
Kinder Morgan, Inc.	1,750	35,472
Occidental Petroleum Corp.	802	34,871
ONEOK, Inc.	515	36,709
Phillips 66	387	38,170
Pioneer Natural Resources Co.	280	34,558

	350,802

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	37

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Personal Products 0.4%
Estee Lauder Cos., Inc. (The) (Class A Stock)	209	$41,380

Pharmaceuticals 2.0%
Bristol-Myers Squibb Co.	763	36,677
Eli Lilly & Co.	301	34,004
Johnson & Johnson	255	32,732
Merck & Co., Inc.	426	36,836
Pfizer, Inc.	1,019	36,226
Zoetis, Inc. (Class A Stock)	288	36,409

	212,884

Professional Services 0.7%
Nielsen Holdings PLC	1,687	35,022
Robert Half International, Inc.	634	33,900

	68,922

Real Estate Management & Development 0.4%
CBRE Group, Inc. (Class A Stock)*	737	38,523

Road & Rail 0.7%
JB Hunt Transport Services, Inc.	355	38,354
Kansas City Southern	291	36,608

	74,962

Semiconductors & Semiconductor Equipment 2.1%
Applied Materials, Inc.	820	39,377
Intel Corp.	766	36,316
Lam Research Corp.	175	36,839
Maxim Integrated Products, Inc.	664	36,215
Qorvo, Inc.*	470	33,572
Texas Instruments, Inc.	291	36,011

		218,330

Software 2.5%
ANSYS, Inc.*	185	38,214
Cadence Design Systems, Inc.*	519	35,541
Citrix Systems, Inc.	389	36,169
Intuit, Inc.	129	37,198
Microsoft Corp.	278	38,325
Oracle Corp.	648	33,735
Synopsys, Inc.*	296	41,976

		261,158

See Notes to Financial Statements.

38

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail 1.7%
AutoZone, Inc.*	34	$37,457
Best Buy Co., Inc.	481	30,616
Home Depot, Inc. (The)	172	39,200
Ross Stores, Inc.	371	39,330
Ulta Beauty, Inc.*	107	25,437

		172,040

Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	169	35,277
Hewlett Packard Enterprise Co.	2,679	37,024
Seagate Technology PLC	791	39,716
Xerox Holdings Corp.	1,266	36,701

		148,718

Textiles, Apparel & Luxury Goods 1.7%
NIKE, Inc. (Class B Stock)	450	38,025
PVH Corp.	480	36,384
Ralph Lauren Corp. (Class A Stock)	384	33,923
Tapestry, Inc.	1,344	27,754
VF Corp.	433	35,484

		171,570

Tobacco 0.3%
Altria Group, Inc.	767	33,549

Water Utilities 0.4%
American Water Works Co., Inc.	295	37,559

TOTAL LONG-TERM INVESTMENTS (cost $10,109,529)		10,327,578

SHORT-TERM INVESTMENTS 0.3%

AFFILIATED MUTUAL FUND 0.0%
PGIM Institutional Money Market Fund (cost $5)(w)	5	5

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	39

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
TIME DEPOSIT 0.3%
Sumitomo Mitsui Banking Corp. (cost $33,685)	1.490%	09/03/19	34	$33,685

TOTAL SHORT-TERM TERM INVESTMENTS (cost $33,690)				33,690

TOTAL INVESTMENTS 99.8% (cost $10,143,219)				10,361,268
Other assets in excess of liabilities 0.2%				18,476

NET ASSETS 100.0%				$10,379,744

The following abbreviations are used in the annual report:

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$250,747	$—	$—
Air Freight & Logistics	69,230	—	—
Airlines	111,380	—	—
Auto Components	35,240	—	—
Automobiles	66,782	—	—
Banks	351,753	—	—
Beverages	189,001	—	—
Biotechnology	239,242	—	—

See Notes to Financial Statements.

40

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Building Products	$111,901	$—	$—
Capital Markets	356,577	—	—
Chemicals	249,892	—	—
Commercial Services & Supplies	145,616	—	—
Communications Equipment	170,016	—	—
Construction & Engineering	40,698	—	—
Construction Materials	36,019	—	—
Consumer Finance	137,418	—	—
Containers & Packaging	107,881	—	—
Distributors	69,612	—	—
Diversified Consumer Services	31,292	—	—
Diversified Financial Services	71,991	—	—
Diversified Telecommunication Services	110,143	—	—
Electric Utilities	257,936	—	—
Electrical Equipment	106,547	—	—
Electronic Equipment, Instruments & Components	40,100	—	—
Energy Equipment & Services	70,405	—	—
Entertainment	138,278	—	—
Equity Real Estate Investment Trusts (REITs)	805,691	—	—
Food & Staples Retailing	188,427	—	—
Food Products	250,673	—	—
Health Care Equipment & Supplies	615,046	—	—
Health Care Providers & Services	351,015	—	—
Health Care Technology	36,729	—	—
Hotels, Restaurants & Leisure	143,268	—	—
Household Durables	187,102	—	—
Household Products	110,056	—	—
Independent Power & Renewable Electricity Producers	72,561	—	—
Industrial Conglomerates	102,978	—	—
Insurance	456,408	—	—
Interactive Media & Services	110,389	—	—
Internet & Direct Marketing Retail	114,450	—	—
IT Services	301,276	—	—
Life Sciences Tools & Services	178,571	—	—
Machinery	240,655	—	—
Media	206,774	—	—
Metals & Mining	73,036	—	—
Multiline Retail	121,936	—	—
Multi-Utilities	264,443	—	—
Oil, Gas & Consumable Fuels	350,802	—	—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	41

PGIM QMA Strategic Alpha Large-Cap Core ETF

Schedule of Investments (continued)

as of August 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Personal Products	$41,380	$—	$—
Pharmaceuticals	212,884	—	—
Professional Services	68,922	—	—
Real Estate Management & Development	38,523	—	—
Road & Rail	74,962	—	—
Semiconductors & Semiconductor Equipment	218,330	—	—
Software	261,158	—	—
Specialty Retail	172,040	—	—
Technology Hardware, Storage & Peripherals	148,718	—	—
Textiles, Apparel & Luxury Goods	171,570	—	—
Tobacco	33,549	—	—
Water Utilities	37,559	—	—
Affiliated Mutual Fund	5	—	—
Time Deposit	—	33,685	—

Total	$10,327,583	$33,685	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Equity Real Estate Investment Trusts (REITs)	7.8%
Health Care Equipment & Supplies	5.9
Insurance	4.4
Capital Markets	3.4
Banks	3.4
Health Care Providers & Services	3.4
Oil, Gas & Consumable Fuels	3.4
IT Services	2.9
Multi-Utilities	2.5
Software	2.5
Electric Utilities	2.5
Aerospace & Defense	2.4
Chemicals	2.4
Food Products	2.4
Machinery	2.3
Biotechnology	2.3
Semiconductors & Semiconductor Equipment	2.1
Pharmaceuticals	2.0
Media	2.0
Beverages	1.8
Food & Staples Retailing	1.8
Household Durables	1.8
Life Sciences Tools & Services	1.7
Specialty Retail	1.7
Textiles, Apparel & Luxury Goods	1.7%
Communications Equipment	1.6
Technology Hardware, Storage & Peripherals	1.4
Commercial Services & Supplies	1.4
Hotels, Restaurants & Leisure	1.4
Entertainment	1.3
Consumer Finance	1.3
Multiline Retail	1.2
Internet & Direct Marketing Retail	1.1
Building Products	1.1
Airlines	1.1
Interactive Media & Services	1.1
Diversified Telecommunication Services	1.1
Household Products	1.1
Containers & Packaging	1.0
Electrical Equipment	1.0
Industrial Conglomerates	1.0
Road & Rail	0.7
Metals & Mining	0.7
Independent Power & Renewable Electricity Producers	0.7
Diversified Financial Services	0.7
Energy Equipment & Services	0.7
Distributors	0.7

See Notes to Financial Statements.

42

Industry Classification (cont’d.)
Air Freight & Logistics	0.7%
Professional Services	0.7
Automobiles	0.6
Personal Products	0.4
Construction & Engineering	0.4
Electronic Equipment, Instruments & Components	0.4
Real Estate Management & Development	0.4
Water Utilities	0.4
Health Care Technology	0.4
Construction Materials	0.3

Auto Components	0.3%
Time Deposit	0.3
Tobacco	0.3
Diversified Consumer Services	0.3
Affiliated Mutual Fund	0.0 *

99.8
Other assets in excess of liabilities	0.2

100.0%

*	Less than +/- 0.05%.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	43

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statement of Assets & Liabilities

as of August 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $10,143,214)	$10,361,263
Affiliated investments (cost $5)	5
Cash	82
Interest and dividends receivable	19,884

Total assets	10,381,234

Liabilities
Management fee payable	1,490

Total Liabilities	1,490

Net Assets	$10,379,744

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,206,445

10,206,645
Total distributable earnings (loss)	173,099

Net assets, August 31, 2019	$10,379,744

Net asset value, offering price and redemption price per share, ($ 10,379,744 / 200,000 shares of common stock issued and outstanding)	$51.90

See Notes to Financial Statements.

44

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statement of Operations

Period Ended August 31, 2019*

Net Investment Income (Loss)
Income
Interest income	$2,444
Unaffiliated dividend income (net of $541 foreign withholding tax)	212,268
Income from securities lending, net (including affiliated income of $5)	5

Total income	214,717

Expenses
Management fee	16,536

Total expenses	16,536

Net investment income (loss)	198,181

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $3)	(92,034)
In-kind redemptions	269,529

177,495

Net change in unrealized appreciation (depreciation) on:
Investments	218,049

Net gain (loss) on investment transactions	395,544

Net Increase (Decrease) In Net Assets Resulting From Operations	$593,725

*	For the period from October 17, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	45

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statement of Changes in Net Assets

Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$198,181
Net realized gain (loss) on investments and in-kind redemptions	177,495
Net change in unrealized appreciation (depreciation) on investments	218,049

Net increase (decrease) in net assets resulting from operations	593,725

Dividends and Distributions
Distributions from distributable earnings	(150,716)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	15,004,125
Cost of shares reacquired	(5,067,390)

Net increase (decrease) in net assets from Fund share transactions	9,936,735

Total increase (decrease)	10,379,744

Net Assets:
Beginning of period	—

End of period	$10,379,744

*	For the period from October 17, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

46

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments

as of August 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 99.7%

Aerospace & Defense 1.2%
Astronics Corp.*	441	$12,132
Cubic Corp.	263	18,218
Ducommun, Inc.*	388	15,978
Mercury Systems, Inc.*	257	22,007
Moog, Inc. (Class A Stock)	179	14,544
Parsons Corp.*	480	16,329
Wesco Aircraft Holdings, Inc.*	1,616	17,776

	116,984

Air Freight & Logistics 0.3%
Forward Air Corp.	272	16,946
Radiant Logistics, Inc.*	3,025	14,762

	31,708

Airlines 0.4%
Allegiant Travel Co. (Class A Stock)	120	17,039
Mesa Air Group, Inc.*	1,844	11,912
Spirit Airlines, Inc.*	340	12,764

	41,715

Auto Components 0.5%
Fox Factory Holding Corp.*	214	15,416
Gentherm, Inc.*	438	16,075
Standard Motor Products, Inc.	393	17,414

	48,905

Automobiles 0.2%
Winnebago Industries, Inc.	469	15,017

Banks 4.2%
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	523	14,414
Baycom Corp.*	764	16,884
Cambridge Bancorp	207	15,306
Coastal Financial Corp.*	1,154	17,045
ConnectOne Bancorp, Inc.	783	16,036
Eagle Bancorp, Inc.	325	13,240
Esquire Financial Holdings, Inc.*	709	16,661
FB Financial Corp.	478	17,146
First Foundation, Inc.	1,260	17,590
Hanmi Financial Corp.	779	13,952

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	47

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
HarborOne Bancorp, Inc.*	1,667	$16,603
HomeTrust Bancshares, Inc.	697	17,578
Independent Bank Corp.	727	14,126
Independent Bank Group, Inc.	297	14,526
Investar Holding Corp.	732	16,997
Midland States Bancorp, Inc.	622	16,029
National Bank Holdings Corp. (Class A Stock)	468	15,276
Preferred Bank	361	18,036
Seacoast Banking Corp. of Florida*	690	16,105
Stock Yards Bancorp, Inc.	458	16,625
TriState Capital Holdings, Inc.*	746	14,733
Triumph Bancorp, Inc.*	609	18,264
United Community Banks, Inc.	638	16,850
Veritex Holdings, Inc.	685	16,166
West Bancorporation, Inc.	822	17,130

	403,318

Beverages 0.6%
Boston Beer Co., Inc. (The) (Class A Stock)*	46	20,167
Coca-Cola Consolidated, Inc.	57	19,187
National Beverage Corp.	392	16,033

	55,387

Biotechnology 9.5%
ACADIA Pharmaceuticals, Inc.*	657	18,173
Aduro Biotech, Inc.*	11,796	14,509
Albireo Pharma, Inc.*	556	13,594
Aldeyra Therapeutics, Inc.*	2,958	13,045
Allogene Therapeutics, Inc.*	659	17,945
Amicus Therapeutics, Inc.*	1,506	14,894
AnaptysBio, Inc.*	322	13,089
Arena Pharmaceuticals, Inc.*	294	15,550
Audentes Therapeutics, Inc.*	492	15,301
Avrobio, Inc.*	1,174	22,870
BioSpecifics Technologies Corp.*	295	16,249
Calyxt, Inc.*	1,647	10,195
CASI Pharmaceuticals, Inc.*	5,819	18,970
CytomX Therapeutics, Inc.*	1,590	13,960
Deciphera Pharmaceuticals, Inc.*	781	28,335
Denali Therapeutics, Inc.*	881	15,858
Eagle Pharmaceuticals, Inc.*	317	17,876
Eiger BioPharmaceuticals, Inc.*	1,540	16,786

See Notes to Financial Statements.

48

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Emergent BioSolutions, Inc.*	400	$17,520
Enanta Pharmaceuticals, Inc.*	206	14,533
Esperion Therapeutics, Inc.*	378	13,850
Flexion Therapeutics, Inc.*	1,622	21,362
G1 Therapeutics, Inc.*	659	23,922
Genomic Health, Inc.*	308	23,611
GlycoMimetics, Inc.*	1,341	4,466
Gossamer Bio, Inc.*	868	18,193
Halozyme Therapeutics, Inc.*	1,029	16,999
Intellia Therapeutics, Inc.*	1,120	15,893
Invitae Corp.*	740	17,952
Kiniksa Pharmaceuticals Ltd. (Class A Stock)*	1,257	11,099
Kura Oncology, Inc.*	885	13,434
Ligand Pharmaceuticals, Inc.*	151	13,727
LogicBio Therapeutics, Inc.*	1,596	15,960
Madrigal Pharmaceuticals, Inc.*	176	16,315
MEI Pharma, Inc.*	7,675	13,124
Millendo Therapeutics, Inc.*	1,434	8,690
Minerva Neurosciences, Inc.*	2,699	19,271
Molecular Templates, Inc.*	2,359	11,866
Momenta Pharmaceuticals, Inc.*	1,493	18,857
Myriad Genetics, Inc.*	646	15,200
Principia Biopharma, Inc.*	460	18,262
PTC Therapeutics, Inc.*	404	18,006
Repligen Corp.*	208	19,304
Retrophin, Inc.*	794	9,996
Rhythm Pharmaceuticals, Inc.*	803	18,084
Rocket Pharmaceuticals, Inc.*	1,338	14,517
Sangamo Therapeutics, Inc.*	1,525	16,623
Savara, Inc.*	6,607	14,932
Spectrum Pharmaceuticals, Inc.*	2,104	15,443
Synthorx, Inc.*	1,203	21,546
UroGen Pharma Ltd.*	511	17,348
Vanda Pharmaceuticals, Inc.*	1,300	18,317
Veracyte, Inc.*	632	16,748
Viking Therapeutics, Inc.(a)*	1,968	13,678
Xencor, Inc.*	405	15,098
Y-mAbs Therapeutics, Inc.*	779	20,698

	911,643

Building Products 2.1%
AAON, Inc.	352	16,885
Advanced Drainage Systems, Inc.	538	16,888

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	49

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Building Products (cont’d.)
American Woodmark Corp.*	213	$17,545
Apogee Enterprises, Inc.	437	16,138
Builders FirstSource, Inc.*	1,033	20,092
Continental Building Products, Inc.*	673	16,919
CSW Industrials, Inc.	256	17,462
JELD-WEN Holding, Inc.*	785	13,549
Masonite International Corp.*	301	16,070
Patrick Industries, Inc.*	383	13,842
PGT Innovations, Inc.*	1,036	16,576
Universal Forest Products, Inc.	470	18,377

	200,343

Capital Markets 2.4%
Artisan Partners Asset Management, Inc. (Class A Stock)	664	17,689
Blucora, Inc.*	630	14,226
Cohen & Steers, Inc.	339	18,282
Cowen, Inc. (Class A Stock)*	1,050	16,391
Diamond Hill Investment Group, Inc.	128	17,267
GAMCO Investors, Inc. (Class A Stock)	876	15,479
Houlihan Lokey, Inc. (Class A Stock)	401	17,716
Ladenburg Thalmann Financial Services, Inc.	5,954	11,670
Moelis & Co. (Class A Stock)	521	17,469
Pzena Investment Management, Inc. (Class A Stock)	2,117	17,211
Safeguard Scientifics, Inc.*	1,474	17,629
Silvercrest Asset Management Group, Inc. (Class A Stock)	1,277	16,690
Virtus Investment Partners, Inc.	167	17,817
WisdomTree Investments, Inc.	2,871	13,810

	229,346

Chemicals 1.3%
Balchem Corp.	182	16,160
Chase Corp.	174	17,438
Ferro Corp.*	1,144	11,657
HB Fuller Co.	376	16,021
Innospec, Inc.	186	15,472
Orion Engineered Carbons SA (Luxembourg)	878	12,213
PolyOne Corp.	575	18,406
Stepan Co.	194	18,506

	125,873

See Notes to Financial Statements.

50

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies 2.9%
Brady Corp. (Class A Stock)	353	$16,665
Casella Waste Systems, Inc. (Class A Stock)*	434	19,747
Cimpress NV (Netherlands)*	192	22,020
Deluxe Corp.	431	19,861
Healthcare Services Group, Inc.	586	13,214
Heritage-Crystal Clean, Inc.*	667	16,342
Herman Miller, Inc.	393	16,616
HNI Corp.	505	15,751
Kimball International, Inc. (Class B Stock)	1,028	18,041
Knoll, Inc.	741	17,087
McGrath RentCorp.	279	17,864
Mobile Mini, Inc.	573	17,912
MSA Safety, Inc.	154	16,267
Steelcase, Inc. (Class A Stock)	1,013	15,732
Tetra Tech, Inc.	215	17,441
Viad Corp.	258	16,675

	277,235

Communications Equipment 1.2%
Acacia Communications, Inc.*	359	22,635
Calix, Inc.*	2,651	15,932
Clearfield, Inc.*	1,337	14,293
DASAN Zhone Solutions, Inc.*	1,393	14,863
Extreme Networks, Inc.*	2,720	18,170
InterDigital, Inc.	273	13,423
Plantronics, Inc.	482	14,976

	114,292

Construction & Engineering 1.7%
Comfort Systems USA, Inc.	326	12,603
Construction Partners, Inc. (Class A Stock)*	1,211	19,969
EMCOR Group, Inc.	197	17,226
Great Lakes Dredge & Dock Corp.*	1,590	17,236
IES Holdings, Inc.*	942	17,775
MasTec, Inc.*	339	21,313
MYR Group, Inc.*	520	14,908
NV5 Global, Inc.*	216	13,334
Primoris Services Corp.	841	16,433
Sterling Construction Co., Inc.*	1,263	14,133

	164,930

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	51

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Construction Materials 0.4%
Summit Materials, Inc. (Class A Stock)*	963	$20,204
US Concrete, Inc.*	354	14,344

	34,548

Consumer Finance 0.9%
Elevate Credit, Inc.*	4,184	18,034
Enova International, Inc.*	714	17,065
FirstCash, Inc.	174	17,179
Regional Management Corp.*	678	17,458
World Acceptance Corp.*	106	14,087

	83,823

Containers & Packaging 0.2%
Myers Industries, Inc.	962	16,190

Distributors 0.2%
Core-Mark Holding Co., Inc.	440	14,252

Diversified Consumer Services 0.9%
Career Education Corp.*	914	18,746
Collectors Universe, Inc.	779	20,192
K12, Inc.*	569	14,993
Select Interior Concepts, Inc. (Class A Stock)*	1,472	18,267
Strategic Education, Inc.	98	16,585

	88,783

Diversified Financial Services 0.2%
Marlin Business Services Corp.	728	15,747

Diversified Telecommunication Services 0.8%
Bandwidth, Inc. (Class A Stock)*	228	19,879
IDT Corp. (Class B Stock)*	1,523	13,433
Ooma, Inc.*	1,653	20,662
Vonage Holdings Corp.*	1,380	18,244

	72,218

Electric Utilities 0.6%
Genie Energy Ltd. (Class B Stock)	1,476	10,568
MGE Energy, Inc.	240	18,204
Otter Tail Corp.	333	16,857
Spark Energy, Inc. (Class A Stock)	1,537	14,540

	60,169

See Notes to Financial Statements.

52

Description	Shares	Value
COMMON STOCKS (Continued)

Electrical Equipment 1.0%
Allied Motion Technologies, Inc.	471	$15,171
Atkore International Group, Inc.*	706	20,481
AZZ, Inc.	351	14,486
EnerSys	268	15,008
Generac Holdings, Inc.*	249	19,420
Thermon Group Holdings, Inc.*	674	14,659

	99,225

Electronic Equipment, Instruments & Components 2.1%
Badger Meter, Inc.	278	14,339
Coda Octopus Group, Inc.*	1,372	12,183
ePlus, Inc.*	250	20,430
Fabrinet (Thailand)*	350	17,672
Insight Enterprises, Inc.*	297	14,274
Iteris, Inc.*	3,367	18,316
Itron, Inc.*	278	19,307
MTS Systems Corp.	310	17,630
OSI Systems, Inc.*	155	16,277
Plexus Corp.*	300	17,163
Sanmina Corp.*	583	16,849
Vishay Precision Group, Inc.*	438	13,687

	198,127

Energy Equipment & Services 0.4%
DMC Global, Inc.	292	12,682
ProPetro Holding Corp.*	941	10,022
Solaris Oilfield Infrastructure, Inc. (Class A Stock)	1,278	17,572

	40,276

Entertainment 0.3%
Glu Mobile, Inc.*	2,503	11,114
Rosetta Stone, Inc.*	761	13,888

	25,002

Equity Real Estate Investment Trusts (REITs) 5.5%
Alexander’s, Inc.	47	17,746
American Assets Trust, Inc.	368	17,244
American Finance Trust, Inc.	1,547	18,518
Armada Hoffler Properties, Inc.	1,072	18,588
Bluerock Residential Growth REIT, Inc. (Class A Stock)	1,459	18,048
CareTrust REIT, Inc.	716	17,034
Clipper Realty, Inc.	1,540	16,848

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	53

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Easterly Government Properties, Inc.	942	$19,358
EastGroup Properties, Inc.	147	18,304
Essential Properties Realty Trust, Inc.	867	19,690
First Industrial Realty Trust, Inc.	468	18,229
Four Corners Property Trust, Inc.	615	17,521
GEO Group, Inc. (The)	854	14,655
Gladstone Commercial Corp.	812	18,408
iStar, Inc.	1,364	17,459
LTC Properties, Inc.	373	18,202
Monmouth Real Estate Investment Corp.	1,236	16,216
National Health Investors, Inc.	218	18,085
National Storage Affiliates Trust	604	20,210
New Senior Investment Group, Inc.	2,580	16,125
NexPoint Residential Trust, Inc.	408	18,931
PS Business Parks, Inc.	102	18,320
QTS Realty Trust, Inc. (Class A Stock)	411	20,164
Ryman Hospitality Properties, Inc.	198	15,773
Saul Centers, Inc.	294	14,768
Seritage Growth Properties(a)	408	15,949
Tanger Factory Outlet Centers, Inc.	1,078	15,243
Terreno Realty Corp.	355	17,949
UMH Properties, Inc.	1,391	17,888
Universal Health Realty Income Trust	195	18,854

	530,327

Food & Staples Retailing 0.6%
BJ’s Wholesale Club Holdings, Inc.*	723	18,986
Performance Food Group Co.*	435	20,354
PriceSmart, Inc.	319	19,277

	58,617

Food Products 1.3%
B&G Foods, Inc.(a)	833	14,103
Calavo Growers, Inc.	183	16,223
J&J Snack Foods Corp.	108	20,850
John B Sanfilippo & Son, Inc.	217	20,094
Lancaster Colony Corp.	119	17,362
Sanderson Farms, Inc.	126	18,852
Tootsie Roll Industries, Inc.	457	16,763

	124,247

See Notes to Financial Statements.

54

Description	Shares	Value
COMMON STOCKS (Continued)

Gas Utilities 0.7%
Chesapeake Utilities Corp.	200	$18,916
New Jersey Resources Corp.	344	15,734
South Jersey Industries, Inc.	517	16,720
Southwest Gas Holdings, Inc.	194	17,699

	69,069

Health Care Equipment & Supplies 5.6%
Accuray, Inc.*	4,776	12,800
AtriCure, Inc.*	531	14,544
Atrion Corp.	23	17,874
Cardiovascular Systems, Inc.*	414	20,050
Cerus Corp.*	3,279	17,608
Conformis, Inc.*	4,565	9,769
CONMED Corp.	203	20,456
CryoLife, Inc.*	581	15,571
GenMark Diagnostics, Inc.*	2,482	14,867
Glaukos Corp.*	229	14,727
Globus Medical, Inc. (Class A Stock)*	427	21,807
Haemonetics Corp.*	146	19,495
Inogen, Inc.*	276	12,798
Integer Holdings Corp.*	197	14,263
IntriCon Corp.*	784	13,642
iRadimed Corp.*	903	17,320
Lantheus Holdings, Inc.*	638	13,883
LivaNova PLC (United Kingdom)*	242	18,786
Merit Medical Systems, Inc.*	284	9,878
Mesa Laboratories, Inc.	72	15,929
Natus Medical, Inc.*	682	18,878
Neuronetics, Inc.*	1,403	14,970
Novocure Ltd. (Jersey, Channel Islands)*	274	24,896
NuVasive, Inc.*	313	19,882
Orthofix Medical, Inc.*	349	17,743
Quidel Corp.*	311	19,609
SI-BONE, Inc.*	917	17,826
Tactile Systems Technology, Inc.*	317	15,989
Tandem Diabetes Care, Inc.*	280	20,280
Utah Medical Products, Inc.	211	20,746
Varex Imaging Corp.*	580	15,283
Wright Medical Group NV (Netherlands)*	658	13,719

	535,888

Health Care Providers & Services 2.1%
Amedisys, Inc.*	140	18,019
AMN Healthcare Services, Inc.*	318	18,571

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	55

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)
CorVel Corp.*	201	$16,930
Ensign Group, Inc. (The)	316	15,768
HealthEquity, Inc.*	278	16,502
LHC Group, Inc.*	144	17,064
Magellan Health, Inc.*	242	15,249
Providence Service Corp. (The)*	308	17,313
R1 RCM, Inc.*	1,373	16,009
RadNet, Inc.*	1,212	16,859
Select Medical Holdings Corp.*	1,093	17,729
US Physical Therapy, Inc.	141	18,826

	204,839

Health Care Technology 1.5%
Castlight Health, Inc. (Class B Stock)*	5,839	8,233
Evolent Health, Inc. (Class A Stock)*	2,394	16,447
HealthStream, Inc.*	652	16,476
HMS Holdings Corp.*	542	19,799
Inovalon Holdings, Inc. (Class A Stock)*	1,152	19,492
NextGen Healthcare, Inc.*	918	13,045
Omnicell, Inc.*	199	14,288
OptimizeRx Corp.*	1,101	18,067
Simulations Plus, Inc.	623	22,497

	148,344

Hotels, Restaurants & Leisure 3.1%
Biglari Holdings, Inc. (Class B Stock)*	171	14,999
Brinker International, Inc.	452	17,176
Cheesecake Factory, Inc. (The)	405	15,386
Chuy’s Holdings, Inc.*	773	19,611
Cracker Barrel Old Country Store, Inc.	99	16,375
Denny’s Corp.*	832	19,627
Golden Entertainment, Inc.*	1,220	17,300
Habit Restaurants, Inc. (The) (Class A Stock)*	1,757	15,391
Jack in the Box, Inc.	204	17,405
Lindblad Expeditions Holdings, Inc.*	1,035	19,313
Marriott Vacations Worldwide Corp.	177	17,451
Monarch Casino & Resort, Inc.*	380	16,864
Nathan’s Famous, Inc.	230	15,318
Penn National Gaming, Inc.*	905	17,349
Red Rock Resorts, Inc. (Class A Stock)	811	16,909
Ruth’s Hospitality Group, Inc.	774	15,054
Target Hospitality Corp.*	1,863	11,364
Texas Roadhouse, Inc. (Class A Stock)	324	16,673

	299,565

See Notes to Financial Statements.

56

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 2.4%
Cavco Industries, Inc.*	118	$21,650
Century Communities, Inc.*	651	18,345
Hamilton Beach Brands Holding Co. (Class A Stock)	1,044	14,794
Helen of Troy Ltd.*	145	22,259
Installed Building Products, Inc.*	307	17,471
KB Home	663	18,624
La-Z-Boy, Inc.	564	17,975
LGI Homes, Inc.*	246	20,051
Skyline Champion Corp.*	657	18,396
Taylor Morrison Home Corp. (Class A Stock)*	826	19,708
TopBuild Corp.*	215	19,913
Universal Electronics, Inc.*	441	19,911

	229,097

Insurance 1.6%
Crawford & Co. (Class A Stock)	1,703	16,434
FedNat Holding Co.	1,268	15,508
James River Group Holdings Ltd. (Bermuda)	367	18,086
Kinsale Capital Group, Inc.	186	18,271
National General Holdings Corp.	759	17,897
RLI Corp.	201	18,405
Selective Insurance Group, Inc.	227	18,076
United Fire Group, Inc.	338	15,264
Universal Insurance Holdings, Inc.	611	15,275

	153,216

Interactive Media & Services 0.9%
Care.com, Inc.*	1,603	15,854
Cars.com, Inc.*	836	7,449
Eventbrite, Inc. (Class A Stock)*	1,100	19,228
Liberty TripAdvisor Holdings, Inc. (Class A Stock)*	1,445	12,629
Meet Group, Inc. (The)*	5,154	17,781
QuinStreet, Inc.*	1,254	14,358

	87,299

Internet & Direct Marketing Retail 0.7%
1-800-Flowers.com, Inc. (Class A Stock)*	969	14,264
Duluth Holdings, Inc. (Class B Stock)*	1,272	11,690
Groupon, Inc. (Class A Stock)*	5,038	12,494
PetMed Express, Inc.(a)	1,138	17,980
Shutterstock, Inc.*	438	15,378

	71,806

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	57

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

IT Services 3.1%
Brightcove, Inc.*	1,694	$20,887
Carbonite, Inc.*	722	8,700
Cardtronics PLC (United Kingdom) (Class A Stock)*	616	18,246
Cass Information Systems, Inc.	366	18,520
CSG Systems International, Inc.	358	19,289
EVERTEC, Inc. (Puerto Rico)	540	18,824
Hackett Group, Inc. (The)	1,042	16,807
International Money Express, Inc.*	1,213	15,818
MAXIMUS, Inc.	246	18,927
NIC, Inc.	980	20,404
Perficient, Inc.*	515	18,973
Perspecta, Inc.	736	19,099
Presidio, Inc.	1,289	20,650
PRGX Global, Inc.*	2,547	13,728
Science Applications International Corp.	201	17,690
TTEC Holdings, Inc.	393	18,436
Virtusa Corp.*	402	14,528

	299,526

Leisure Products 0.9%
Clarus Corp.	1,215	13,377
Johnson Outdoors, Inc. (Class A Stock)	254	14,224
Malibu Boats, Inc. (Class A Stock)*	446	12,408
Marine Products Corp.	1,132	17,127
MasterCraft Boat Holdings, Inc.*	876	13,272
Sturm Ruger & Co., Inc.	325	13,328

	83,736

Life Sciences Tools & Services 1.1%
Cambrex Corp.*	379	22,713
Fluidigm Corp.*	1,566	8,738
Medpace Holdings, Inc.*	276	22,331
NanoString Technologies, Inc.*	621	15,823
NeoGenomics, Inc.*	775	19,360
Syneos Health, Inc. (Class A Stock)*	328	17,230

		106,195

Machinery 4.5%
Actuant Corp. (Class A Stock)	734	16,302
Albany International Corp. (Class A Stock)	225	18,499
Barnes Group, Inc.	320	14,352
Blue Bird Corp.*	862	15,723

See Notes to Financial Statements.

58

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery (cont’d.)
Columbus McKinnon Corp.	455	$14,728
Douglas Dynamics, Inc.	448	18,708
Energy Recovery, Inc.*	1,680	16,246
EnPro Industries, Inc.	275	17,127
ESCO Technologies, Inc.	215	16,368
Federal Signal Corp.	706	20,975
Gorman-Rupp Co. (The)	554	16,548
Hillenbrand, Inc.	445	12,211
John Bean Technologies Corp.	145	14,836
Kadant, Inc.	195	16,047
Luxfer Holdings PLC (United Kingdom)	712	11,186
Meritor, Inc.*	766	12,884
Mueller Industries, Inc.	611	16,106
Mueller Water Products, Inc. (Class A Stock)	1,817	19,006
Omega Flex, Inc.	237	19,955
REV Group, Inc.	1,252	16,138
Rexnord Corp.*	576	15,080
Spartan Motors, Inc.	1,719	21,677
SPX Corp.*	526	19,962
Tennant Co.	290	19,833
Terex Corp.	602	14,948
Watts Water Technologies, Inc. (Class A Stock)	192	17,593

	433,038

Media 1.2%
Central European Media Enterprises Ltd. (Czech Republic) (Class A Stock)*	4,068	18,875
Fluent, Inc.*	3,094	9,220
Gray Television, Inc.*	1,013	15,499
Hemisphere Media Group, Inc. (Class A Stock)*	1,338	15,882
Loral Space & Communications, Inc.*	501	18,532
Meredith Corp.	317	13,878
TechTarget, Inc.*	848	20,132

	112,018

Metals & Mining 0.8%
Compass Minerals International, Inc.	328	16,311
Kaiser Aluminum Corp.	187	16,536
Materion Corp.	269	15,828
Ryerson Holding Corp.*	2,164	14,867
Worthington Industries, Inc.	434	15,060

	78,602

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	59

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 1.5%
Ardmore Shipping Corp. (Ireland)*	2,050	$12,792
CVR Energy, Inc.	341	13,565
Dorian LPG Ltd.*	1,929	20,042
Evolution Petroleum Corp.	2,671	15,812
Falcon Minerals Corp.	2,143	12,558
GasLog Ltd. (Monaco)	1,236	15,203
Golar LNG Ltd. (Bermuda)	964	11,289
Goodrich Petroleum Corp.*	1,506	15,949
Isramco, Inc.*	146	17,568
Ring Energy, Inc.*	5,294	7,729

	142,507

Paper & Forest Products 0.4%
Boise Cascade Co.	570	17,898
Louisiana-Pacific Corp.	696	16,732

	34,630

Personal Products 0.7%
Inter Parfums, Inc.	271	17,423
Lifevantage Corp.*	1,402	17,048
Medifast, Inc.	134	13,395
USANA Health Sciences, Inc.*	283	19,235

	67,101

Pharmaceuticals 2.0%
Akorn, Inc.*	3,536	10,219
Amneal Pharmaceuticals, Inc.*	2,607	6,648
Amphastar Pharmaceuticals, Inc.*	864	19,405
ANI Pharmaceuticals, Inc.*	213	13,952
BioDelivery Sciences International, Inc.*	3,905	16,752
Corcept Therapeutics, Inc.*	1,526	19,243
Innoviva, Inc.*	1,249	14,476
Intersect ENT, Inc.*	838	13,726
Pacira BioSciences, Inc.*	427	15,902
Phibro Animal Health Corp. (Class A Stock)	554	11,440
Revance Therapeutics, Inc.*	1,404	14,882
SIGA Technologies, Inc.(a)*	3,105	15,587
Verrica Pharmaceuticals, Inc.*	1,526	15,123

	187,355

Professional Services 2.8%
ASGN, Inc.*	299	18,679
Barrett Business Services, Inc.	216	18,820

See Notes to Financial Statements.

60

Description	Shares	Value
COMMON STOCKS (Continued)

Professional Services (cont’d.)
BG Staffing, Inc.	929	$17,409
Exponent, Inc.	301	21,338
Forrester Research, Inc.	347	12,100
Franklin Covey Co.*	510	18,763
FTI Consulting, Inc.*	206	22,277
Heidrick & Struggles International, Inc.	607	16,116
Huron Consulting Group, Inc.*	342	20,934
ICF International, Inc.	222	18,794
Insperity, Inc.	144	14,265
Kforce, Inc.	499	16,237
Korn Ferry	456	17,820
Resources Connection, Inc.	1,106	18,304
TriNet Group, Inc.*	253	16,984

	268,840

Real Estate Management & Development 0.7%
Cushman & Wakefield PLC*	997	16,790
Kennedy-Wilson Holdings, Inc.	847	17,770
Marcus & Millichap, Inc.*	563	20,313
Newmark Group, Inc. (Class A Stock)	1,906	16,544

	71,417

Road & Rail 0.2%
Universal Logistics Holdings, Inc.	781	16,362

Semiconductors & Semiconductor Equipment 2.6%
Ambarella, Inc.*	392	21,901
Cabot Microelectronics Corp.	163	20,318
CEVA, Inc.*	725	22,772
Diodes, Inc.*	482	17,617
DSP Group, Inc.*	1,284	17,771
FormFactor, Inc.*	1,124	19,209
Ichor Holdings Ltd.*	768	16,328
MaxLinear, Inc. (Class A Stock)*	731	14,488
Nanometrics, Inc.*	570	15,555
Power Integrations, Inc.	226	20,119
Rudolph Technologies, Inc.*	656	14,425
Semtech Corp.*	365	15,319
Silicon Laboratories, Inc.*	172	18,748
Xperi Corp.	868	15,902

	250,472

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	61

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Software 6.6%
A10 Networks, Inc.*	2,646	$18,363
ACI Worldwide, Inc.*	540	16,081
Agilysys, Inc.*	810	22,073
Altair Engineering, Inc. (Class A Stock)*	422	14,500
American Software, Inc. (Class A Stock)	1,382	21,780
Blackbaud, Inc.	211	19,195
Blackline, Inc.*	332	16,909
Bottomline Technologies DE, Inc.*	412	16,991
Box, Inc. (Class A Stock)*	1,026	15,010
ChannelAdvisor Corp.*	1,912	16,443
Cision Ltd.*	1,628	11,266
CommVault Systems, Inc.*	346	15,006
Cornerstone OnDemand, Inc.*	295	15,390
Ebix, Inc.	347	12,291
eGain Corp.*	2,297	16,492
Envestnet, Inc.*	252	14,417
ForeScout Technologies, Inc.*	494	17,700
j2 Global, Inc.	198	16,751
LivePerson, Inc.*	652	25,911
Majesco*	1,754	14,699
MicroStrategy, Inc. (Class A Stock)*	140	20,061
Mitek Systems, Inc.*	1,759	17,836
MobileIron, Inc.*	2,881	19,879
Model N, Inc.*	864	24,736
Monotype Imaging Holdings, Inc.	924	18,249
OneSpan, Inc.*	1,280	17,280
Progress Software Corp.	447	16,888
QAD, Inc. (Class A Stock)	402	16,289
Qualys, Inc.*	202	16,083
Rimini Street, Inc.*	3,380	16,123
SPS Commerce, Inc.*	312	15,768
SVMK, Inc.*	1,076	18,012
Telenav, Inc.*	2,043	23,127
Tenable Holdings, Inc.*	603	13,748
Verint Systems, Inc.*	323	17,213
Workiva, Inc. (Class A Stock)*	294	14,144
Yext, Inc.*	933	14,713

	637,417

Specialty Retail 2.4%
Aaron’s, Inc.	276	17,694
American Eagle Outfitters, Inc.	1,026	17,257

See Notes to Financial Statements.

62

Description	Shares	Value
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
America’s Car-Mart, Inc.*	200	$17,156
Asbury Automotive Group, Inc.*	212	19,992
Boot Barn Holdings, Inc.*	502	17,193
Children’s Place, Inc. (The)	186	16,229
Designer Brands, Inc. (Class A Stock)	918	15,138
Lithia Motors, Inc. (Class A Stock)	148	19,398
Monro, Inc.	207	16,088
Murphy USA, Inc.*	207	18,506
Rent-A-Center, Inc.*	636	16,237
Sleep Number Corp.*	437	18,284
Winmark Corp.	107	17,388

	226,560

Technology Hardware, Storage & Peripherals 0.1%
AstroNova, Inc.	681	11,189

Textiles, Apparel & Luxury Goods 0.5%
Deckers Outdoor Corp.*	99	14,598
Kontoor Brands, Inc.*	570	19,517
Steven Madden Ltd.	511	16,975

	51,090

Thrifts & Mortgage Finance 2.0%
Axos Financial, Inc.*	657	17,023
Essent Group Ltd.*	362	17,557
Federal Agricultural Mortgage Corp. (Class C Stock)	232	19,105
Greene County Bancorp, Inc.	616	16,571
Hingham Institution for Savings	91	16,389
Kearny Financial Corp.	1,243	15,637
Meridian Bancorp, Inc.	927	16,204
NMI Holdings, Inc. (Class A Stock)*	617	17,486
PennyMac Financial Services, Inc.*	771	22,814
United Community Financial Corp.	1,865	17,997
Walker & Dunlop, Inc.	298	16,646

	193,429

Trading Companies & Distributors 1.6%
Applied Industrial Technologies, Inc.	282	15,056
Beacon Roofing Supply, Inc.*	454	14,474
Foundation Building Materials, Inc.*	1,018	17,438
GMS, Inc.*	822	24,216
Kaman Corp.	270	15,765

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	63

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Description			Shares	Value
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
Lawson Products, Inc.*			463	$16,876
MRC Global, Inc.*			1,053	13,236
Systemax, Inc.			832	16,698
Transcat, Inc.*			689	16,006

			149,765

Water Utilities 1.4%
American States Water Co.			254	23,503
California Water Service Group			326	18,399
Global Water Resources, Inc.			1,776	21,152
Middlesex Water Co.			292	17,824
Pure Cycle Corp.*			1,520	16,492
SJW Group			258	17,629
York Water Co. (The)			516	19,267

			134,266

Wireless Telecommunication Services 0.1%
Shenandoah Telecommunications Co.			449	14,161

TOTAL LONG-TERM INVESTMENTS (cost $9,927,603)				9,567,046

SHORT-TERM INVESTMENTS 0.9%

AFFILIATED MUTUAL FUND 0.7%
PGIM Institutional Money Market Fund (cost $65,919; includes $65,738 of cash collateral for securities on loan)(b)(w)			65,906	65,913

	Interest Rate	Maturity Date	Principal Amount (000)#

TIME DEPOSIT 0.2%
Citibank, NA (cost $22,116)	1.490%	09/03/19	22	22,116

TOTAL SHORT-TERM TERM INVESTMENTS (cost $88,035)				88,029

TOTAL INVESTMENTS 100.6% (cost $10,015,638)				9,655,075
Liabilities in excess of other assets (0.6)%				(61,877)

NET ASSETS 100.0%				$9,593,198

See Notes to Financial Statements.

64

The following abbreviations are used in the annual report:

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $62,565; cash collateral of $65,738 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$116,984	$—	$—
Air Freight & Logistics	31,708	—	—
Airlines	41,715	—	—
Auto Components	48,905	—	—
Automobiles	15,017	—	—
Banks	403,318	—	—
Beverages	55,387	—	—
Biotechnology	911,643	—	—
Building Products	200,343	—	—
Capital Markets	229,346	—	—
Chemicals	125,873	—	—
Commercial Services & Supplies	277,235	—	—
Communications Equipment	114,292	—	—
Construction & Engineering	164,930	—	—
Construction Materials	34,548	—	—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	65

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Consumer Finance	$83,823	$—	$—
Containers & Packaging	16,190	—	—
Distributors	14,252	—	—
Diversified Consumer Services	88,783	—	—
Diversified Financial Services	15,747	—	—
Diversified Telecommunication Services	72,218	—	—
Electric Utilities	60,169	—	—
Electrical Equipment	99,225	—	—
Electronic Equipment, Instruments & Components	198,127	—	—
Energy Equipment & Services	40,276	—	—
Entertainment	25,002	—	—
Equity Real Estate Investment Trusts (REITs)	530,327	—	—
Food & Staples Retailing	58,617	—	—
Food Products	124,247	—	—
Gas Utilities	69,069	—	—
Health Care Equipment & Supplies	535,888	—	—
Health Care Providers & Services	204,839	—	—
Health Care Technology	148,344	—	—
Hotels, Restaurants & Leisure	299,565	—	—
Household Durables	229,097	—	—
Insurance	153,216	—	—
Interactive Media & Services	87,299	—	—
Internet & Direct Marketing Retail	71,806	—	—
IT Services	299,526	—	—
Leisure Products	83,736	—	—
Life Sciences Tools & Services	106,195	—	—
Machinery	433,038	—	—
Media	112,018	—	—
Metals & Mining	78,602	—	—
Oil, Gas & Consumable Fuels	142,507	—	—
Paper & Forest Products	34,630	—	—
Personal Products	67,101	—	—
Pharmaceuticals	187,355	—	—
Professional Services	268,840	—	—
Real Estate Management & Development	71,417	—	—
Road & Rail	16,362	—	—
Semiconductors & Semiconductor Equipment	250,472	—	—

See Notes to Financial Statements.

66

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Software	$637,417	$—	$—
Specialty Retail	226,560	—	—
Technology Hardware, Storage & Peripherals	11,189	—	—
Textiles, Apparel & Luxury Goods	51,090	—	—
Thrifts & Mortgage Finance	193,429	—	—
Trading Companies & Distributors	149,765	—	—
Water Utilities	134,266	—	—
Wireless Telecommunication Services	14,161	—	—
Affiliated Mutual Fund	65,913	—	—
Time Deposit	—	22,116	—

Total	$9,632,959	$22,116	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Biotechnology	9.5%
Software	6.6
Health Care Equipment & Supplies	5.6
Equity Real Estate Investment Trusts (REITs)	5.5
Machinery	4.5
Banks	4.2
Hotels, Restaurants & Leisure	3.1
IT Services	3.1
Commercial Services & Supplies	2.9
Professional Services	2.8
Semiconductors & Semiconductor Equipment	2.6
Capital Markets	2.4
Household Durables	2.4
Specialty Retail	2.4
Health Care Providers & Services	2.1
Building Products	2.1
Electronic Equipment, Instruments & Components	2.1
Thrifts & Mortgage Finance	2.0
Pharmaceuticals	2.0
Construction & Engineering	1.7
Insurance	1.6
Trading Companies & Distributors	1.6
Health Care Technology	1.5
Oil, Gas & Consumable Fuels	1.5
Water Utilities	1.4
Chemicals	1.3%
Food Products	1.3
Aerospace & Defense	1.2
Communications Equipment	1.2
Media	1.2
Life Sciences Tools & Services	1.1
Electrical Equipment	1.0
Diversified Consumer Services	0.9
Interactive Media & Services	0.9
Consumer Finance	0.9
Leisure Products	0.9
Metals & Mining	0.8
Diversified Telecommunication Services	0.8
Internet & Direct Marketing Retail	0.7
Real Estate Management & Development	0.7
Gas Utilities	0.7
Personal Products	0.7
Affiliated Mutual Fund (0.7% represents investments purchased with collateral from securities on loan)	0.7
Electric Utilities	0.6
Food & Staples Retailing	0.6
Beverages	0.6
Textiles, Apparel & Luxury Goods	0.5
Auto Components	0.5

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	67

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Schedule of Investments (continued)

as of August 31, 2019

Industry (cont’d.)
Airlines	0.4%
Energy Equipment & Services	0.4
Paper & Forest Products	0.4
Construction Materials	0.4
Air Freight & Logistics	0.3
Entertainment	0.3
Time Deposit	0.2
Road & Rail	0.2
Containers & Packaging	0.2

Diversified Financial Services	0.2%
Automobiles	0.2
Distributors	0.2
Wireless Telecommunication Services	0.1
Technology Hardware, Storage & Peripherals	0.1

100.6
Liabilities in excess of other assets	(0.6)

100.0%

Financial Instruments/Transactions-Summary of Offsetting and Netting Agreements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Financial Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$62,565	$(62,565)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

68

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statement of Assets & Liabilities

as of August 31, 2019

Assets
Investments at value, including securities on loan of $62,565:
Unaffiliated investments (cost $9,949,719)	$9,589,162
Affiliated investments (cost $65,919)	65,913
Cash	24
Interest and dividends receivable	6,263

Total assets	9,661,362

Liabilities
Payable to broker for collateral for securities on loan	65,738
Management fee payable	2,380
Other liabilities	46

Total Liabilities	68,164

Net Assets	$9,593,198

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,026,367

10,026,567
Total distributable earnings (loss)	(433,369)

Net assets, August 31, 2019	$9,593,198

Net asset value, offering price and redemption price per share, ($ 9,593,198 / 200,000 shares of common stock issued and outstanding)	$47.97

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	69

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statement of Operations

Period Ended August 31, 2019*

Net Investment Income (Loss)
Income
Interest income	$2,536
Unaffiliated dividend income (net of $60 foreign withholding tax)	106,101
Income from securities lending, net (including affiliated income of $634)	903

Total income	109,540

Expenses
Management fee	25,014

Total expenses	25,014

Net investment income (loss)	84,526

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $39)	(91,038)
In-kind redemptions	76,152

(14,886)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6))	(360,564)

Net gain (loss) on investment transactions	(375,450)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(290,924)

*	For the period from November 13, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

70

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statement of Changes in Net Assets

Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$84,526
Net realized gain (loss) on investments and in-kind redemptions	(14,886)
Net change in unrealized appreciation (depreciation) on investments	(360,564)

Net increase (decrease) in net assets resulting from operations	(290,924)

Dividends and Distributions
Distributions from distributable earnings	(65,848)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	12,487,720
Cost of shares reacquired	(2,537,750)

Net increase (decrease) in net assets from Fund share transactions	9,949,970

Total increase (decrease)	9,593,198

Net Assets:
Beginning of period	—

End of period	$9,593,198

*	For the period from November 13, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	71

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments

as of August 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS 99.0%

Aerospace & Defense 0.6%
Cubic Corp.	199	$13,784
Ducommun, Inc.*	293	12,066
Moog, Inc. (Class A Stock)	147	11,944
Wesco Aircraft Holdings, Inc.*	1,218	13,398

	51,192

Air Freight & Logistics 0.3%
Echo Global Logistics, Inc.*	687	13,767
Hub Group, Inc. (Class A Stock)*	328	14,124

	27,891

Airlines 0.5%
Hawaiian Holdings, Inc.	438	10,692
Mesa Air Group, Inc.*	1,390	8,980
SkyWest, Inc.	213	12,196
Spirit Airlines, Inc.*	256	9,610

	41,478

Auto Components 0.7%
American Axle & Manufacturing Holdings, Inc.*	1,166	7,392
Cooper-Standard Holdings, Inc.*	303	11,344
Modine Manufacturing Co.*	937	9,567
Standard Motor Products, Inc.	296	13,116
Tower International, Inc.	704	21,775

	63,194

Banks 19.0%
1st Constitution Bancorp	750	13,058
1st Source Corp.	290	12,867
ACNB Corp.	346	11,653
Ames National Corp.	490	12,970
Arrow Financial Corp.	393	12,639
BancFirst Corp.	238	12,797
Bancorp, Inc. (The)*	1,510	13,786
BancorpSouth Bank	460	12,691
Bank of Commerce Holdings	1,234	12,340
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	394	10,859
Bank7 Corp.*	731	13,151
BankFinancial Corp.	939	10,949
Bankwell Financial Group, Inc.	462	12,155

See Notes to Financial Statements.

72

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
Bar Harbor Bankshares	529	$11,675
Baycom Corp.*	545	12,044
BCB Bancorp, Inc.	1,018	12,582
Berkshire Hills Bancorp, Inc.	452	13,257
Bridge Bancorp, Inc.	450	12,109
Brookline Bancorp, Inc.	862	12,102
Bryn Mawr Bank Corp.	339	11,560
Byline Bancorp, Inc.*	631	10,853
C&F Financial Corp.	252	11,945
Cadence BanCorp (Class A Stock)	694	10,667
Cambridge Bancorp	165	12,200
Camden National Corp.	296	12,272
Capital Bancorp, Inc.*	1,170	14,157
CBTX, Inc.	463	12,469
CenterState Bank Corp.	573	12,961
Chemung Financial Corp.	274	11,012
Civista Bancshares, Inc.	645	13,177
CNB Financial Corp.	515	13,617
Codorus Valley Bancorp, Inc.	607	13,573
Community Bank System, Inc.	203	12,381
Community Financial Corp. (The)	398	12,509
Community Trust Bancorp, Inc.	298	11,592
ConnectOne Bancorp, Inc.	643	13,169
Customers Bancorp, Inc.*	677	12,789
DNB Financial Corp.	291	11,978
Enterprise Bancorp, Inc.	439	12,700
Enterprise Financial Services Corp.	297	11,708
Esquire Financial Holdings, Inc.*	541	12,713
Evans Bancorp, Inc.	389	13,269
Farmers National Banc Corp.	893	12,056
FB Financial Corp.	392	14,061
Financial Institutions, Inc.	458	13,309
First Bancorp	353	12,433
First Bancorp, Inc.	480	12,192
First BanCorp (Puerto Rico)	1,212	11,611
First Bancshares, Inc. (The)	423	13,341
First Bank	1,142	12,060
First Business Financial Services, Inc.	530	11,952
First Choice Bancorp	583	12,208
First Commonwealth Financial Corp.	976	12,073
First Financial Corp.	329	13,357
First Financial Northwest, Inc.	946	12,979

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	73

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
First Foundation, Inc.	907	$12,662
First Guaranty Bancshares, Inc.	666	12,641
First Internet Bancorp	640	12,941
First Interstate BancSystem, Inc. (Class A Stock)	337	13,143
First Mid Bancshares, Inc.	391	12,547
First Midwest Bancorp, Inc.	588	11,290
First Northwest Bancorp	879	14,046
Flushing Financial Corp.	590	11,381
FNCB Bancorp, Inc.	1,645	12,107
Franklin Financial Network, Inc.	470	13,597
Great Southern Bancorp, Inc.	223	12,564
Hancock Whitney Corp.	332	11,657
Hanmi Financial Corp.	593	10,621
HarborOne Bancorp, Inc.*	1,256	12,510
Hawthorn Bancshares, Inc.	492	10,873
Heartland Financial USA, Inc.	285	12,463
Hilltop Holdings, Inc.	611	14,511
HomeTrust Bancshares, Inc.	497	12,534
Horizon Bancorp, Inc.	781	12,699
Howard Bancorp, Inc.*	895	13,237
IBERIABANK Corp.	181	12,487
Independent Bank Corp.	597	11,600
International Bancshares Corp.	339	12,065
Investar Holding Corp.	560	13,003
Lakeland Bancorp, Inc.	824	12,261
LCNB Corp.	710	11,907
Macatawa Bank Corp.	1,298	12,837
Mackinac Financial Corp.	830	11,736
Malvern Bancorp, Inc.*	609	12,880
Mercantile Bank Corp.	413	12,708
Metropolitan Bank Holding Corp.*	303	10,969
Mid Penn Bancorp, Inc.	518	12,562
Midland States Bancorp, Inc.	510	13,143
MidSouth Bancorp, Inc.	1,198	12,399
MidWestOne Financial Group, Inc.	437	12,660
MutualFirst Financial, Inc.	446	13,456
MVB Financial Corp.	786	14,808
National Bank Holdings Corp. (Class A Stock)	384	12,534
National Bankshares, Inc.	353	11,826
NBT Bancorp, Inc.	354	12,379
Nicolet Bankshares, Inc.*	210	13,310
Northeast Bank	640	13,434
Northrim BanCorp, Inc.	359	12,996
Oak Valley Bancorp	684	11,047

See Notes to Financial Statements.

74

Description	Shares	Value
COMMON STOCKS (Continued)

Banks (cont’d.)
OFG Bancorp	555	$11,389
Ohio Valley Banc Corp.	365	11,757
Old Line Bancshares, Inc.	454	11,995
Old Second Bancorp, Inc.	1,035	12,203
Opus Bank	622	12,913
Orrstown Financial Services, Inc.	625	13,338
Pacific Mercantile Bancorp*	1,686	12,814
PCB Bancorp	828	13,637
Peapack Gladstone Financial Corp.	481	13,531
Penns Woods Bancorp, Inc.	320	13,213
Peoples Bancorp of North Carolina, Inc.	483	13,461
Peoples Bancorp, Inc.	392	12,038
Peoples Financial Services Corp.	314	14,058
Premier Financial Bancorp, Inc.	856	13,268
QCR Holdings, Inc.	363	12,818
RBB Bancorp	615	11,334
Reliant Bancorp, Inc.	574	13,150
Renasant Corp.	379	12,427
Republic Bancorp, Inc. (Class A Stock)	265	11,249
S&T Bancorp, Inc.	350	11,977
Sandy Spring Bancorp, Inc.	378	12,655
SB One Bancorp	564	12,588
Select Bancorp, Inc.*	1,112	12,121
Shore Bancshares, Inc.	820	12,595
Sierra Bancorp	480	11,827
Simmons First National Corp. (Class A Stock)	567	13,608
South Plains Financial, Inc.	779	12,744
Southern First Bancshares, Inc.*	366	13,970
Southern National Bancorp of Virginia, Inc.	878	12,836
Spirit of Texas Bancshares, Inc.*	634	13,060
Stock Yards Bancorp, Inc.	376	13,649
Summit Financial Group, Inc.	499	12,290
TCF Financial Corp.	292	11,260
Towne Bank	489	12,846
TriCo Bancshares	350	12,376
Triumph Bancorp, Inc.*	459	13,765
UMB Financial Corp.	205	12,776
United Community Banks, Inc.	474	12,518
United Security Bancshares	1,246	12,933
Unity Bancorp, Inc.	635	12,465
Univest Financial Corp.	532	13,465
Veritex Holdings, Inc.	498	11,753
WesBanco, Inc.	324	11,087

	1,779,375

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	75

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Biotechnology 1.6%
Achillion Pharmaceuticals, Inc.*	5,076	$22,081
Acorda Therapeutics, Inc.*	1,871	6,043
Akebia Therapeutics, Inc.*	3,223	13,311
AMAG Pharmaceuticals, Inc.*	1,358	14,829
Anika Therapeutics, Inc.*	343	19,469
Arena Pharmaceuticals, Inc.*	222	11,741
Ligand Pharmaceuticals, Inc.*	114	10,364
Lineage Cell Therapeutics, Inc.*	10,851	10,139
Myriad Genetics, Inc.*	455	10,706
Prothena Corp. PLC (Ireland)*	1,343	11,295
Sutro Biopharma, Inc.*	1,160	9,361
Viking Therapeutics, Inc.(a)*	1,602	11,134

	150,473

Building Products 1.6%
Apogee Enterprises, Inc.	305	11,264
Armstrong Flooring, Inc.*	1,323	8,957
Builders FirstSource, Inc.*	778	15,132
Caesarstone Ltd. (Israel)	821	12,307
Gibraltar Industries, Inc.*	331	13,329
Griffon Corp.	785	13,698
JELD-WEN Holding, Inc.*	617	10,649
Masonite International Corp.*	241	12,867
Patrick Industries, Inc.*	284	10,264
PGT Innovations, Inc.*	781	12,496
Quanex Building Products Corp.	721	12,416
Universal Forest Products, Inc.	355	13,880

	147,259

Capital Markets 2.1%
Associated Capital Group, Inc. (Class A Stock)	343	11,923
B. Riley Financial, Inc.	647	13,691
Blucora, Inc.*	456	10,296
Brightsphere Investment Group, Inc.	1,051	9,554
Cowen, Inc. (Class A Stock)*	835	13,034
Diamond Hill Investment Group, Inc.	96	12,950
Donnelley Financial Solutions, Inc.*	954	10,141
GAIN Capital Holdings, Inc.(a)	3,154	14,351
INTL. FCStone, Inc.*	339	13,292
Oppenheimer Holdings, Inc. (Class A Stock)	497	13,797
Piper Jaffray Cos.	190	13,824
Stifel Financial Corp.	225	12,019

See Notes to Financial Statements.

76

Description	Shares	Value
COMMON STOCKS (Continued)

Capital Markets (cont’d.)
Virtus Investment Partners, Inc.	126	$13,443
Waddell & Reed Financial, Inc. (Class A Stock)	803	12,984
Westwood Holdings Group, Inc.	388	10,651
WisdomTree Investments, Inc.	2,164	10,409

	196,359

Chemicals 2.1%
AdvanSix, Inc.*	536	11,974
Ferro Corp.*	862	8,784
Flotek Industries, Inc.*	4,206	8,791
Hawkins, Inc.	348	15,434
HB Fuller Co.	274	11,675
Innospec, Inc.	141	11,728
Intrepid Potash, Inc.*	4,064	12,070
Kronos Worldwide, Inc.	887	9,713
Livent Corp.*	1,914	11,771
Minerals Technologies, Inc.	242	11,664
Orion Engineered Carbons SA (Luxembourg)	662	9,208
PolyOne Corp.	410	13,124
PQ Group Holdings, Inc.*	802	11,461
Rayonier Advanced Materials, Inc.	2,304	8,087
Stepan Co.	160	15,262
Trecora Resources*	1,485	13,439
Tredegar Corp.	843	14,576

	198,761

Commercial Services & Supplies 2.4%
ACCO Brands Corp.	1,640	15,203
Brady Corp. (Class A Stock)	290	13,691
BrightView Holdings, Inc.*	733	13,436
CECO Environmental Corp.*	1,390	9,660
Deluxe Corp.	325	14,976
Ennis, Inc.	684	13,755
HNI Corp.	381	11,883
Kimball International, Inc. (Class B Stock)	844	14,812
Knoll, Inc.	559	12,891
Matthews International Corp. (Class A Stock)	406	11,900
McGrath RentCorp	210	13,446
Mobile Mini, Inc.	432	13,504
PICO Holdings, Inc.*	1,157	11,142
Quad/Graphics, Inc.	1,681	15,112
SP Plus Corp.*	372	12,838

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	77

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)
Steelcase, Inc. (Class A Stock)	818	$12,704
UniFirst Corp.	71	13,910

	224,863

Communications Equipment 1.1%
ADTRAN, Inc.	955	9,808
CalAmp Corp.*	1,210	11,616
Comtech Telecommunications Corp.	498	13,321
Digi International, Inc.*	1,024	13,087
Infinera Corp.*	4,698	25,040
NETGEAR, Inc.*	516	17,916
NetScout Systems, Inc.*	512	11,341

	102,129

Construction & Engineering 0.8%
Arcosa, Inc.	355	11,534
EMCOR Group, Inc.	149	13,029
IES Holdings, Inc.*	784	14,794
Northwest Pipe Co.*	542	12,466
Primoris Services Corp.	634	12,388
Tutor Perini Corp.*	913	9,121

	73,332

Construction Materials 0.1%
United States Lime & Minerals, Inc.	162	12,502

Consumer Finance 1.0%
Encore Capital Group, Inc.*	385	14,206
Enova International, Inc.*	593	14,173
EZCORP, Inc. (Class A Stock)*	1,469	11,561
Medallion Financial Corp.*	2,126	10,099
Nelnet, Inc. (Class A Stock)	221	14,818
PRA Group, Inc.*	434	14,817
Regional Management Corp.*	480	12,360

		92,034

Containers & Packaging 0.4%
Greif, Inc.,
(Class A Stock)	395	13,900
(Class B Stock)	302	12,566
UFP Technologies, Inc.*	326	13,621

	40,087

See Notes to Financial Statements.

78

Description	Shares	Value
COMMON STOCKS (Continued)

Distributors 0.1%
Weyco Group, Inc.	473	$11,603

Diversified Consumer Services 0.5%
Adtalem Global Education, Inc.*	282	12,047
American Public Education, Inc.*	410	9,934
K12, Inc.*	426	11,225
Laureate Education, Inc. (Class A Stock)*	846	15,482

	48,688

Diversified Financial Services 0.4%
Banco Latinoamericano de Comercio Exterior SA (Panama) (Class E Stock)	638	11,567
FGL Holdings (Bermuda)	1,558	12,433
Marlin Business Services Corp.	598	12,934

	36,934

Diversified Telecommunication Services 0.2%
Vonage Holdings Corp.*	1,040	13,749

Electric Utilities 0.8%
ALLETE, Inc.	154	13,202
Genie Energy Ltd. (Class B Stock)	1,113	7,969
MGE Energy, Inc.	181	13,729
Otter Tail Corp.	251	12,706
PNM Resources, Inc.	262	13,365
Portland General Electric Co.	241	13,710

	74,681

Electrical Equipment 0.7%
AZZ, Inc.	288	11,886
Encore Wire Corp.	240	12,958
Powell Industries, Inc.	357	12,966
Preformed Line Products Co.	226	11,582
Thermon Group Holdings, Inc.*	512	11,136

	60,528

Electronic Equipment, Instruments & Components 2.4%
Anixter International, Inc.*	223	13,373
AVX Corp.	755	10,230
Belden, Inc.	230	10,490
Benchmark Electronics, Inc.	496	13,134
CTS Corp.	494	14,094

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	79

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)
Daktronics, Inc.	2,070	$14,966
ePlus, Inc.*	189	15,445
Insight Enterprises, Inc.*	244	11,727
Kimball Electronics, Inc.*	883	11,664
Knowles Corp.*	740	15,007
Methode Electronics, Inc.	471	14,950
MTS Systems Corp.	233	13,251
PC Connection, Inc.	388	13,669
ScanSource, Inc.*	418	11,813
Tech Data Corp.*	130	12,055
Vishay Intertechnology, Inc.	831	13,155
Vishay Precision Group, Inc.*	330	10,312

	219,335

Energy Equipment & Services 1.5%
Archrock, Inc.	1,296	12,584
C&J Energy Services, Inc.*	1,145	10,946
Covia Holdings Corp.(a)*	7,528	11,292
Exterran Corp.*	957	10,096
Forum Energy Technologies, Inc.*	4,491	6,332
Independence Contract Drilling, Inc.*	9,532	10,009
Keane Group, Inc.*	1,989	10,542
Mammoth Energy Services, Inc.	1,714	6,239
Matrix Service Co.*	642	12,756
ProPetro Holding Corp.*	648	6,901
RPC, Inc.(a)	1,903	10,105
SEACOR Holdings, Inc.*	279	13,105
Select Energy Services, Inc. (Class A Stock)*	1,217	9,931
Tidewater, Inc.*	579	9,125

	139,963

Entertainment 0.4%
Marcus Corp. (The)	399	13,390
Reading International, Inc. (Class A Stock)*	1,015	12,586
Rosetta Stone, Inc.*	574	10,476

	36,452

Equity Real Estate Investment Trusts (REITs) 7.6%
Acadia Realty Trust	479	13,101
Alexander & Baldwin, Inc.	566	12,956
Armada Hoffler Properties, Inc.	783	13,577

See Notes to Financial Statements.

80

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Ashford Hospitality Trust, Inc.	5,095	$14,266
Braemar Hotels & Resorts, Inc.	1,393	12,774
BRT Apartments Corp.	1,038	15,030
CatchMark Timber Trust, Inc. (Class A Stock)	1,237	12,259
CBL & Associates Properties, Inc.	11,829	10,764
Cedar Realty Trust, Inc.	5,018	11,893
Chatham Lodging Trust	679	11,265
Chesapeake Lodging Trust	458	11,793
City Office REIT, Inc. (Canada)	1,070	14,488
CoreCivic, Inc.	657	11,136
CorePoint Lodging, Inc.	1,027	9,346
DiamondRock Hospitality Co.	1,295	12,264
Easterly Government Properties, Inc.	716	14,714
First Industrial Realty Trust, Inc.	353	13,749
Franklin Street Properties Corp.	1,742	13,187
Front Yard Residential Corp. (Virgin Islands)	1,108	12,288
Getty Realty Corp.	411	13,053
Gladstone Commercial Corp.	612	13,874
Gladstone Land Corp.	1,137	13,087
Healthcare Realty Trust, Inc.	405	13,458
Hersha Hospitality Trust (Class A Stock)	747	10,383
Independence Realty Trust, Inc.	1,105	15,371
Industrial Logistics Properties Trust	644	13,775
Investors Real Estate Trust	216	14,958
iStar, Inc.	1,028	13,158
Jernigan Capital, Inc.	647	12,494
Kite Realty Group Trust	832	11,889
Lexington Realty Trust	1,391	14,452
Mack-Cali Realty Corp.	563	11,468
New Senior Investment Group, Inc.	1,945	12,156
Office Properties Income Trust	449	12,172
One Liberty Properties, Inc.	454	12,158
Pebblebrook Hotel Trust	467	12,595
Physicians Realty Trust	752	13,025
Piedmont Office Realty Trust, Inc. (Class A Stock)	648	12,791
Retail Value, Inc.	387	14,315
Rexford Industrial Realty, Inc.	320	14,141
RLJ Lodging Trust	675	10,942
RPT Realty	1,089	12,959
Sabra Health Care REIT, Inc.	638	13,794
Saul Centers, Inc.	242	12,156
Senior Housing Properties Trust	1,524	12,939

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	81

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Summit Hotel Properties, Inc.	1,170	$13,057
Sunstone Hotel Investors, Inc.	961	12,628
Terreno Realty Corp.	267	13,500
UMH Properties, Inc.	1,015	13,053
Universal Health Realty Income Trust	147	14,213
Urban Edge Properties	762	13,343
Urstadt Biddle Properties, Inc. (Class A Stock)	659	13,832
Washington Prime Group, Inc.(a)	3,397	10,972
Whitestone REIT (Class B Stock)	958	11,898
Xenia Hotels & Resorts, Inc.	667	13,480

	708,389

Food & Staples Retailing 0.8%
Natural Grocers by Vitamin Cottage, Inc.*	1,331	12,565
PriceSmart, Inc.	241	14,564
SpartanNash Co.	1,165	12,547
United Natural Foods, Inc.*	1,393	11,200
Village Super Market, Inc. (Class A Stock)	515	12,859
Weis Markets, Inc.	359	13,724

		77,459

Food Products 0.8%
Alico, Inc.	457	13,641
B&G Foods, Inc.(a)	628	10,632
Darling Ingredients, Inc.*	638	11,867
Fresh Del Monte Produce, Inc.	496	12,916
Lancaster Colony Corp.	86	12,547
Seneca Foods Corp. (Class A Stock)*	466	12,806

	74,409

Gas Utilities 0.7%
New Jersey Resources Corp.	283	12,944
ONE Gas, Inc.	145	13,284
RGC Resources, Inc.	447	12,686
Southwest Gas Holdings, Inc.	159	14,506
Spire, Inc.	156	13,244

	66,664

Health Care Equipment & Supplies 1.5%
AngioDynamics, Inc.*	639	11,738
Apyx Medical Corp.*	1,858	13,210

See Notes to Financial Statements.

82

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Avanos Medical, Inc.*	306	$10,153
Cerus Corp.*	2,471	13,269
Integer Holdings Corp.*	162	11,729
Invacare Corp.	2,597	12,570
LivaNova PLC (United Kingdom)*	183	14,206
Meridian Bioscience, Inc.	1,128	10,412
OraSure Technologies, Inc.*	1,459	9,629
Orthofix Medical, Inc.*	263	13,371
SeaSpine Holdings Corp.*	1,025	11,265
Varex Imaging Corp.*	437	11,515

	143,067

Health Care Providers & Services 1.4%
Brookdale Senior Living, Inc.*	1,627	13,309
Cross Country Healthcare, Inc.*	1,470	15,067
Diplomat Pharmacy, Inc.*	2,276	13,223
Enzo Biochem, Inc.*	3,650	11,862
Magellan Health, Inc.*	183	11,531
National HealthCare Corp.	167	13,494
Owens & Minor, Inc.	3,807	19,340
Patterson Cos., Inc.	630	10,534
Surgery Partners, Inc.*	1,692	10,896
Triple-S Management Corp. (Puerto Rico) (Class B Stock)*	552	11,327

	130,583

Health Care Technology 0.5%
Allscripts Healthcare Solutions, Inc.*	1,163	10,560
Computer Programs & Systems, Inc.	485	10,258
Evolent Health, Inc. (Class A Stock)*	1,805	12,400
HealthStream, Inc.*	502	12,686

		45,904

Hotels, Restaurants & Leisure 1.1%
BBX Capital Corp. (Class A Stock)	2,899	12,031
Century Casinos, Inc.*	1,370	10,522
Del Taco Restaurants, Inc.*	991	11,079
Denny’s Corp.*	628	14,815
Golden Entertainment, Inc.*	920	13,046
Jack in the Box, Inc.	167	14,248
Nathan’s Famous, Inc.	170	11,322
RCI Hospitality Holdings, Inc.	774	13,777

	100,840

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	83

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Household Durables 2.1%
Bassett Furniture Industries, Inc.	1,004	$12,229
Beazer Homes USA, Inc.*	1,310	16,414
Century Communities, Inc.*	491	13,836
Ethan Allen Interiors, Inc.	633	10,888
Flexsteel Industries, Inc.	787	11,915
Green Brick Partners, Inc.*	1,435	13,188
Hooker Furniture Corp.	626	11,180
Lifetime Brands, Inc.	1,308	10,098
M/I Homes, Inc.*	504	18,215
MDC Holdings, Inc.	366	14,153
Meritage Homes Corp.*	248	16,204
Taylor Morrison Home Corp. (Class A Stock)*	623	14,865
TRI Pointe Group, Inc.(a)*	1,050	14,700
Tupperware Brands Corp.	709	9,224
ZAGG, Inc.*	1,858	11,910

	199,019

Household Products 0.3%
Central Garden & Pet Co.*	466	12,312
Central Garden & Pet Co. (Class A Stock)*	515	12,391

	24,703

Insurance 3.4%
American Equity Investment Life Holding Co.	487	10,495
Argo Group International Holdings Ltd. (Bermuda)	179	11,764
CNO Financial Group, Inc.	804	11,642
Donegal Group, Inc. (Class A Stock)	890	12,843
FBL Financial Group, Inc. (Class A Stock)	189	10,249
FedNat Holding Co.	955	11,680
Genworth Financial, Inc. (Class A Stock)*	3,468	15,363
Global Indemnity Ltd. (Cayman Islands)	455	11,716
Hallmark Financial Services, Inc.*	901	15,840
HCI Group, Inc.	292	11,379
Heritage Insurance Holdings, Inc.	821	10,763
Horace Mann Educators Corp.	317	13,907
Independence Holding Co.	350	12,957
Investors Title Co.	74	10,893
National General Holdings Corp.	539	12,710
National Western Life Group, Inc. (Class A Stock)	47	12,117
NI Holdings, Inc.*	747	12,550
Protective Insurance Corp. (Class B Stock)	743	12,037
Safety Insurance Group, Inc.	136	13,116

See Notes to Financial Statements.

84

Description	Shares	Value
COMMON STOCKS (Continued)

Insurance (cont’d.)
Selective Insurance Group, Inc.	171	$13,617
Third Point Reinsurance Ltd. (Bermuda)*	1,313	12,368
Tiptree, Inc.	2,099	14,567
United Fire Group, Inc.	278	12,554
United Insurance Holdings Corp.	863	10,114
Universal Insurance Holdings, Inc.	461	11,525
Watford Holdings Ltd. (Bermuda)*	501	11,623

	320,389

Interactive Media & Services 0.2%
Cars.com, Inc.*	630	5,613
DHI Group, Inc.*	3,362	12,204

	17,817

Internet & Direct Marketing Retail 0.4%
Lands’ End, Inc.*	1,166	9,036
Liquidity Services, Inc.*	2,215	16,768
PetMed Express, Inc.(a)	858	13,556

	39,360

IT Services 0.7%
Information Services Group, Inc.*	4,401	11,707
KBR, Inc.	531	13,551
ManTech International Corp. (Class A Stock)	202	14,197
Presidio, Inc.	972	15,571
Sykes Enterprises, Inc.*	469	13,601

	68,627

Leisure Products 0.8%
Acushnet Holdings Corp.	540	14,024
American Outdoor Brands Corp.*	1,470	8,835
Clarus Corp.	916	10,085
Escalade, Inc.	1,128	11,652
Johnson Outdoors, Inc. (Class A Stock)	177	9,912
Sturm Ruger & Co., Inc.	245	10,047
Vista Outdoor, Inc.*	1,522	8,508

	73,063

Life Sciences Tools & Services 0.3%
Cambrex Corp.*	286	17,140
Syneos Health, Inc. (Class A Stock)*	269	14,131

	31,271

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	85

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Machinery 4.3%
Actuant Corp. (Class A Stock)	553	$12,282
Altra Industrial Motion Corp.	410	10,656
Astec Industries, Inc.	423	11,675
Barnes Group, Inc.	237	10,629
Blue Bird Corp.*	707	12,896
Briggs & Stratton Corp.	1,322	5,711
Columbus McKinnon Corp.	324	10,488
Commercial Vehicle Group, Inc.*	1,729	10,979
Eastern Co. (The)	487	10,743
EnPro Industries, Inc.	208	12,954
ESCO Technologies, Inc.	162	12,333
Federal Signal Corp.	501	14,885
Gencor Industries, Inc.*	1,006	11,509
Gorman-Rupp Co. (The)	380	11,351
Greenbrier Cos., Inc. (The)	453	10,550
Hillenbrand, Inc.	336	9,220
Hurco Cos., Inc.	370	11,807
Hyster-Yale Materials Handling, Inc.	248	13,528
Kennametal, Inc.	351	10,491
LB Foster Co. (Class A Stock)*	492	9,796
Luxfer Holdings PLC (United Kingdom)	537	8,436
Lydall, Inc.*	693	13,936
Milacron Holdings Corp.*	969	15,359
Miller Industries, Inc.	414	12,954
Mueller Industries, Inc.	460	12,126
Park-Ohio Holdings Corp.	415	11,284
Rexnord Corp.*	473	12,383
Spartan Motors, Inc.	1,296	16,342
SPX FLOW, Inc.*	367	12,372
Standex International Corp.	172	11,825
Terex Corp.	454	11,273
TriMas Corp.*	458	13,456
Wabash National Corp.	854	11,649
Watts Water Technologies, Inc. (Class A Stock)	145	13,286

	401,164

Marine 0.3%
Costamare, Inc. (Monaco)	2,564	14,846
Eagle Bulk Shipping, Inc.*	2,332	10,727

	25,573

See Notes to Financial Statements.

86

Description	Shares	Value
COMMON STOCKS (Continued)

Media 1.7%
comScore, Inc.*	2,485	$4,622
Emerald Expositions Events, Inc.	1,187	11,348
Entercom Communications Corp. (Class A Stock)	2,161	7,693
Entravision Communications Corp. (Class A Stock)	4,153	12,708
Gray Television, Inc.*	769	11,766
Lee Enterprises, Inc.*	6,191	11,020
Liberty Latin America Ltd.,
(Class A Stock)*	727	11,937
(Class C Stock)*	729	12,021
MSG Networks, Inc. (Class A Stock)*	586	9,610
National CineMedia, Inc.	1,925	15,785
Saga Communications, Inc. (Class A Stock)	443	12,643
Scholastic Corp.	401	14,063
TEGNA, Inc.	853	12,207
Tribune Publishing Co.	1,586	12,133

	159,556

Metals & Mining 0.9%
Commercial Metals Co.	751	11,768
Haynes International, Inc.	432	12,904
Kaiser Aluminum Corp.	141	12,468
Schnitzer Steel Industries, Inc. (Class A Stock)	570	12,620
Synalloy Corp.	833	13,361
Warrior Met Coal, Inc.	523	10,931
Worthington Industries, Inc.	357	12,388

	86,440

Mortgage Real Estate Investment Trusts (REITs) 2.8%
AG Mortgage Investment Trust, Inc.	837	12,547
Anworth Mortgage Asset Corp.	3,486	10,807
Apollo Commercial Real Estate Finance, Inc.	718	13,319
Ares Commercial Real Estate Corp.	927	13,896
Arlington Asset Investment Corp. (Class A Stock)	2,093	10,339
ARMOUR Residential REIT, Inc.	683	11,215
Capstead Mortgage Corp.	1,700	12,359
Cherry Hill Mortgage Investment Corp.	833	10,021
Colony Credit Real Estate, Inc.	787	9,861
Dynex Capital, Inc.	748	10,562
Ellington Financial, Inc.	733	12,805
Exantas Capital Corp.	1,237	13,867
Great Ajax Corp.	996	14,522
Invesco Mortgage Capital, Inc.	884	13,287

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	87

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Mortgage Real Estate Investment Trusts (REITs) (cont’d.)
Ladder Capital Corp. (Class A Stock)	771	$12,937
New York Mortgage Trust, Inc.	2,207	13,573
Orchid Island Capital, Inc. (Class A Stock)	2,086	11,327
PennyMac Mortgage Investment Trust	653	14,209
Ready Capital Corp.	911	13,373
Redwood Trust, Inc.	804	13,346
Western Asset Mortgage Capital Corp.	1,330	12,502

	260,674

Multiline Retail 0.1%
Big Lots, Inc.	442	10,055

Multi-Utilities 0.4%
Black Hills Corp.	167	12,810
NorthWestern Corp.	181	13,112
Unitil Corp.	221	13,342

	39,264

Oil, Gas & Consumable Fuels 3.1%
Amplify Energy Corp.*	2,353	14,024
Arch Coal, Inc. (Class A Stock)(a)	143	10,948
Clean Energy Fuels Corp.*	5,691	11,325
CONSOL Energy, Inc.*	513	8,598
CVR Energy, Inc.	257	10,223
Denbury Resources, Inc.*	11,041	11,924
DHT Holdings, Inc. (Bermuda)	2,215	12,448
Extraction Oil & Gas, Inc.(a)*	3,320	13,380
Falcon Minerals Corp.	1,615	9,464
Gulfport Energy Corp.*	2,964	7,114
Hallador Energy Co.	2,438	9,679
International Seaways, Inc.*	698	12,020
Laredo Petroleum, Inc.*	4,632	11,487
Montage Resources Corp.*	2,562	7,635
Overseas Shipholding Group, Inc. (Class A Stock)*	6,453	10,518
Panhandle Oil & Gas, Inc. (Class A Stock)	1,068	12,207
Peabody Energy Corp.	558	10,284
Penn Virginia Corp.*	468	13,338
Ring Energy, Inc.*	3,990	5,825
Roan Resources, Inc.(a)*	8,716	9,849
SandRidge Energy, Inc.*	1,980	9,266
Ship Finance International Ltd.	1,087	15,294
SilverBow Resources, Inc.*	1,022	8,871

See Notes to Financial Statements.

88

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Southwestern Energy Co.*	4,698	$7,423
SRC Energy, Inc.*	2,937	14,744
Teekay Tankers Ltd. (Class A Stock)*	10,191	11,312
World Fuel Services Corp.	369	14,170

	293,370

Paper & Forest Products 0.5%
Louisiana-Pacific Corp.	501	12,044
PH Glatfelter Co.	796	11,446
Schweitzer-Mauduit International, Inc.	402	13,483
Verso Corp. (Class A Stock)*	699	7,137

	44,110

Personal Products 0.3%
Edgewell Personal Care Co.*	453	12,612
Nature’s Sunshine Products, Inc.*	1,532	14,416

	27,028

Pharmaceuticals 0.7%
Akorn, Inc.*	2,665	7,702
Assertio Therapeutics, Inc.*	4,089	5,888
Lannett Co., Inc.(a)*	2,238	23,052
Mallinckrodt PLC*	1,592	4,123
Menlo Therapeutics, Inc.*	2,533	12,462
Prestige Consumer Healthcare, Inc.*	423	13,485

	66,712

Professional Services 2.0%
Acacia Research Corp.*	4,451	11,617
ASGN, Inc.*	226	14,118
BG Staffing, Inc.	701	13,137
CBIZ, Inc.*	618	13,806
FTI Consulting, Inc.*	156	16,870
Heidrick & Struggles International, Inc.	458	12,160
Huron Consulting Group, Inc.*	251	15,364
ICF International, Inc.	182	15,408
InnerWorkings, Inc.*	3,571	15,141
Kelly Services, Inc. (Class A Stock)	509	12,323
Mistras Group, Inc.*	802	11,709
Navigant Consulting, Inc.	517	14,409
Resources Connection, Inc.	816	13,505
TrueBlue, Inc.*	548	10,636

	190,203

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	89

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Real Estate Management & Development 1.1%
Altisource Portfolio Solutions SA (Luxembourg)*	590	$11,682
Consolidated-Tomoka Land Co.	232	14,811
Cushman & Wakefield PLC*	735	12,377
Forestar Group, Inc.*	664	12,656
FRP Holdings, Inc.*	268	13,183
Kennedy-Wilson Holdings, Inc.	695	14,581
RE/MAX Holdings, Inc. (Class A Stock)	409	10,499
St Joe Co. (The)*	721	12,964

	102,753

Road & Rail 0.5%
ArcBest Corp.	493	14,598
Covenant Transportation Group, Inc. (Class A Stock)*	910	13,086
Daseke, Inc.*	3,774	6,642
US Xpress Enterprises, Inc. (Class A Stock)*	2,476	10,399

	44,725

Semiconductors & Semiconductor Equipment 2.4%
Amkor Technology, Inc.*	1,802	15,767
AXT, Inc.*	3,379	11,455
Cirrus Logic, Inc.*	319	17,111
Diodes, Inc.*	338	12,354
DSP Group, Inc.*	968	13,397
FormFactor, Inc.*	847	14,475
GSI Technology, Inc.*	1,533	12,877
Nanometrics, Inc.*	397	10,834
NeoPhotonics Corp.*	3,095	19,375
PDF Solutions, Inc.*	1,008	11,804
Photronics, Inc.*	1,441	15,563
Rambus, Inc.*	1,116	13,995
Rudolph Technologies, Inc.*	495	10,885
SMART Global Holdings, Inc.*	553	15,711
Synaptics, Inc.*	448	14,345
Xperi Corp.	654	11,981

	221,929

Software 1.4%
American Software, Inc. (Class A Stock)	1,012	15,949
Avaya Holdings Corp.*	1,188	16,775
Cloudera, Inc.(a)*	2,597	18,543
Monotype Imaging Holdings, Inc.	759	14,990

See Notes to Financial Statements.

90

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
OneSpan, Inc.*	965	$13,027
QAD, Inc. (Class A Stock)	312	12,642
SecureWorks Corp. (Class A Stock)*	1,093	13,193
TiVo Corp.	1,832	13,795
Verint Systems, Inc.*	265	14,122

	133,036

Specialty Retail 3.8%
Aaron’s, Inc.	209	13,399
American Eagle Outfitters, Inc.	706	11,875
Barnes & Noble Education, Inc.*	3,908	15,241
Bed Bath & Beyond, Inc.(a)	1,153	11,149
Buckle, Inc. (The)(a)	772	15,131
Cato Corp. (The) (Class A Stock)	934	15,999
Citi Trends, Inc.	867	14,574
Conn’s, Inc.*	757	15,261
Container Store Group, Inc. (The)*	1,761	7,889
Express, Inc.*	5,115	10,844
GameStop Corp. (Class A Stock)	2,431	9,651
Genesco, Inc.*	301	10,740
Group 1 Automotive, Inc.	165	12,329
Haverty Furniture Cos., Inc.	758	14,516
Hibbett Sports, Inc.*	686	11,346
Hudson Ltd. (Class A Stock)*	929	10,080
Lithia Motors, Inc. (Class A Stock)	112	14,680
MarineMax, Inc.*	730	10,556
Murphy USA, Inc.*	153	13,678
Office Depot, Inc.	6,022	7,829
RTW RetailWinds, Inc.*	7,162	7,234
Sally Beauty Holdings, Inc.*	1,079	13,196
Sleep Number Corp.*	330	13,807
Sonic Automotive, Inc. (Class A Stock)	581	15,635
Sportsman’s Warehouse Holdings, Inc.*	3,154	13,310
Tilly’s, Inc. (Class A Stock)	1,666	17,843
Winmark Corp.	78	12,675
Zumiez, Inc.*	554	14,393

	354,860

Textiles, Apparel & Luxury Goods 1.3%
Culp, Inc.	745	10,460
Delta Apparel, Inc.*	604	13,554

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	91

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d.)
Fossil Group, Inc.*	1,207	$15,450
G-III Apparel Group Ltd.*	465	9,537
Kontoor Brands, Inc.*	430	14,723
Movado Group, Inc.	491	10,566
Rocky Brands, Inc.	488	14,220
Superior Group of Cos., Inc.	748	10,607
Unifi, Inc.*	704	13,545
Vera Bradley, Inc.*	1,159	12,274

	124,936

Thrifts & Mortgage Finance 4.4%
Axos Financial, Inc.*	496	12,851
Bridgewater Bancshares, Inc.*	1,137	12,655
ESSA Bancorp, Inc.	835	12,775
Essent Group Ltd.*	273	13,241
First Defiance Financial Corp.	489	12,787
Flagstar Bancorp, Inc.	426	15,485
FS Bancorp, Inc.	290	14,036
Home Bancorp, Inc.	356	13,272
HomeStreet, Inc.*	441	11,629
Luther Burbank Corp.	1,188	12,426
Meridian Bancorp, Inc.	699	12,219
MMA Capital Holdings, Inc.*	405	11,988
OceanFirst Financial Corp.	543	11,414
Ocwen Financial Corp.*	6,134	10,980
OP Bancorp	1,346	12,787
PDL Community Bancorp*	935	13,081
PennyMac Financial Services, Inc.*	582	17,221
Provident Financial Holdings, Inc.	609	12,296
Provident Financial Services, Inc.	541	12,881
Radian Group, Inc.	554	12,493
Riverview Bancorp, Inc.	1,560	10,998
Southern Missouri Bancorp, Inc.	401	13,393
Sterling Bancorp, Inc.	1,445	13,482
Territorial Bancorp, Inc.	487	13,319
Timberland Bancorp, Inc.	454	11,609
United Community Financial Corp.	1,439	13,886
United Financial Bancorp, Inc.	863	10,788
Walker & Dunlop, Inc.	244	13,630
Washington Federal, Inc.	378	13,457
Waterstone Financial, Inc.	786	13,040
Western New England Bancorp, Inc.	1,396	12,410
WSFS Financial Corp.	317	13,067

	411,596

See Notes to Financial Statements.

92

Description	Shares	Value
COMMON STOCKS (Continued)

Tobacco 0.1%
Universal Corp.	233	$11,664

Trading Companies & Distributors 2.2%
Aircastle Ltd.	629	13,744
Beacon Roofing Supply, Inc.*	356	11,349
BMC Stock Holdings, Inc.*	610	15,512
DXP Enterprises, Inc.*	383	12,428
Foundation Building Materials, Inc.*	767	13,139
GATX Corp.	173	12,840
GMS, Inc.*	577	16,999
Kaman Corp.	210	12,262
MRC Global, Inc.*	793	9,968
Rush Enterprises, Inc.,
(Class A Stock)	367	13,253
(Class B Stock)	360	13,385
Systemax, Inc.	627	12,584
Textainer Group Holdings Ltd.*	1,358	10,823
Titan Machinery, Inc.*	722	10,873
Veritiv Corp.*	734	12,155
Willis Lease Finance Corp.*	225	13,898

	205,212

Water Utilities 0.7%
AquaVenture Holdings Ltd.*	703	12,429
Artesian Resources Corp. (Class A Stock)	366	13,322
Consolidated Water Co. Ltd. (Cayman Islands)	1,006	14,748
Middlesex Water Co.	214	13,063
SJW Group	212	14,486

	68,048

Wireless Telecommunication Services 0.1%
Spok Holdings, Inc.	915	10,751

TOTAL LONG-TERM INVESTMENTS (cost $10,111,119)		9,258,085

SHORT-TERM INVESTMENTS 3.4%

AFFILIATED MUTUAL FUND 2.5%
PGIM Institutional Money Market Fund (cost $229,911; includes $229,558 of cash collateral for securities on loan)(b)(w)	229,865	229,888

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	93

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
TIME DEPOSIT 0.9%
JPMorgan Chase (cost $88,275)	1.490%	09/03/19	88	$88,275

TOTAL SHORT-TERM TERM INVESTMENTS (cost $318,186)				318,163

TOTAL INVESTMENTS 102.4% (cost $10,429,305)				9,576,248
Liabilities in excess of other assets (2.4)%			(222,803)

NET ASSETS 100.0%				$9,353,445

The following abbreviations are used in the annual report:

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $168,852; cash collateral of $229,558 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$51,192	$—	$—
Air Freight & Logistics	27,891	—	—
Airlines	41,478	—	—

See Notes to Financial Statements.

94

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Auto Components	$63,194	$—	$—
Banks	1,779,375	—	—
Biotechnology	150,473	—	—
Building Products	147,259	—	—
Capital Markets	196,359	—	—
Chemicals	198,761	—	—
Commercial Services & Supplies	224,863	—	—
Communications Equipment	102,129	—	—
Construction & Engineering	73,332	—	—
Construction Materials	12,502	—	—
Consumer Finance	92,034	—	—
Containers & Packaging	40,087	—	—
Distributors	11,603	—	—
Diversified Consumer Services	48,688	—	—
Diversified Financial Services	36,934	—	—
Diversified Telecommunication Services	13,749	—	—
Electric Utilities	74,681	—	—
Electrical Equipment	60,528	—	—
Electronic Equipment, Instruments & Components	219,335	—	—
Energy Equipment & Services	139,963	—	—
Entertainment	36,452	—	—
Equity Real Estate Investment Trusts (REITs)	708,389	—	—
Food & Staples Retailing	77,459	—	—
Food Products	74,409	—	—
Gas Utilities	66,664	—	—
Health Care Equipment & Supplies	143,067	—	—
Health Care Providers & Services	130,583	—	—
Health Care Technology	45,904	—	—
Hotels, Restaurants & Leisure	100,840	—	—
Household Durables	199,019	—	—
Household Products	24,703	—	—
Insurance	320,389	—	—
Interactive Media & Services	17,817	—	—
Internet & Direct Marketing Retail	39,360	—	—
IT Services	68,627	—	—
Leisure Products	73,063	—	—
Life Sciences Tools & Services	31,271	—	—
Machinery	401,164	—	—
Marine	25,573	—	—
Media	159,556	—	—
Metals & Mining	86,440	—	—
Mortgage Real Estate Investment Trusts (REITs)	260,674	—	—
Multiline Retail	10,055	—	—
Multi-Utilities	39,264	—	—
Oil, Gas & Consumable Fuels	293,370	—	—

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	95

PGIM QMA Strategic Alpha Small-Cap Value ETF

Schedule of Investments (continued)

as of August 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Paper & Forest Products	$44,110	$—	$—
Personal Products	27,028	—	—
Pharmaceuticals	66,712	—	—
Professional Services	190,203	—	—
Real Estate Management & Development	102,753	—	—
Road & Rail	44,725	—	—
Semiconductors & Semiconductor Equipment	221,929	—	—
Software	133,036	—	—
Specialty Retail	354,860	—	—
Textiles, Apparel & Luxury Goods	124,936	—	—
Thrifts & Mortgage Finance	411,596	—	—
Tobacco	11,664	—	—
Trading Companies & Distributors	205,212	—	—
Water Utilities	68,048	—	—
Wireless Telecommunication Services	10,751	—	—
Affiliated Mutual Fund	229,888	—	—
Time Deposit	—	88,275	—

Total	$9,487,973	$88,275	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Banks	19.0%
Equity Real Estate Investment Trusts (REITs)	7.6
Thrifts & Mortgage Finance	4.4
Machinery	4.3
Specialty Retail	3.8
Insurance	3.4
Oil, Gas & Consumable Fuels	3.1
Mortgage Real Estate Investment Trusts (REITs)	2.8
Affiliated Mutual Fund (2.5% represents investments purchased with collateral from securities on loan)	2.5
Commercial Services & Supplies	2.4
Semiconductors & Semiconductor Equipment	2.4
Electronic Equipment, Instruments & Components	2.4
Trading Companies & Distributors	2.2
Household Durables	2.1
Chemicals	2.1
Capital Markets	2.1
Professional Services	2.0
Media	1.7
Biotechnology	1.6%
Building Products	1.6
Health Care Equipment & Supplies	1.5
Energy Equipment & Services	1.5
Software	1.4
Health Care Providers & Services	1.4
Textiles, Apparel & Luxury Goods	1.3
Real Estate Management & Development	1.1
Communications Equipment	1.1
Hotels, Restaurants & Leisure	1.1
Consumer Finance	1.0
Time Deposit	0.9
Metals & Mining	0.9
Food & Staples Retailing	0.8
Electric Utilities	0.8
Food Products	0.8
Construction & Engineering	0.8
Leisure Products	0.8
IT Services	0.7
Water Utilities	0.7

See Notes to Financial Statements.

96

Industry Classification (cont’d.)
Pharmaceuticals	0.7%
Gas Utilities	0.7
Auto Components	0.7
Electrical Equipment	0.7
Aerospace & Defense	0.6
Diversified Consumer Services	0.5
Health Care Technology	0.5
Road & Rail	0.5
Paper & Forest Products	0.5
Airlines	0.5
Containers & Packaging	0.4
Internet & Direct Marketing Retail	0.4
Multi-Utilities	0.4
Diversified Financial Services	0.4
Entertainment	0.4
Life Sciences Tools & Services	0.3
Air Freight & Logistics	0.3%
Personal Products	0.3
Marine	0.3
Household Products	0.3
Interactive Media & Services	0.2
Diversified Telecommunication Services	0.2
Construction Materials	0.1
Tobacco	0.1
Distributors	0.1
Wireless Telecommunication Services	0.1
Multiline Retail	0.1

102.4
Liabilities in excess of other assets	(2.4)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Financial Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$168,852	$(168,852)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	97

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statement of Assets & Liabilities

as of August 31, 2019

Assets
Investments at value, including securities on loan of $168,852:
Unaffiliated investments (cost $10,199,394)	$9,346,360
Affiliated investments (cost $229,911)	229,888
Cash	104
Interest and dividends receivable	9,143

Total assets	9,585,495

Liabilities
Payable to broker for collateral for securities on loan	229,558
Management fee payable	2,324
Other liabilities	168

Total Liabilities	232,050

Net Assets	$9,353,445

Net assets were comprised of:
Common stock, at par	$200
Paid-in capital in excess of par	10,041,884

10,042,084
Total distributable earnings (loss)	(688,639)

Net assets, August 31, 2019	$9,353,445

Net asset value, offering price and redemption price per share, ($ 9,353,445 / 200,000 shares of common stock issued and outstanding)	$46.77

See Notes to Financial Statements.

98

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statement of Operations

Period Ended August 31, 2019*

Net Investment Income (Loss)
Income
Interest income	$2,603
Unaffiliated dividend income (net of $33 foreign withholding tax)	179,241
Income from securities lending, net (including affiliated income of $505)	727

Total income	182,571

Expenses
Management fee	24,570

Total expenses	24,570

Net investment income (loss)	158,001

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $15)	130,313
In-kind redemptions	30,695

161,008

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(23))	(853,057)

Net gain (loss) on investment transactions	(692,049)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(534,048)

*	For the period from November 13, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	99

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statement of Changes in Net Assets

Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$158,001
Net realized gain (loss) on investments and in-kind redemptions	161,008
Net change in unrealized appreciation (depreciation) on investments	(853,057)

Net increase (decrease) in net assets resulting from operations	(534,048)

Dividends and Distributions
Distributions from distributable earnings	(122,512)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	12,488,700
Cost of shares reacquired	(2,478,695)

Net increase (decrease) in net assets from Fund share transactions	10,010,005

Total increase (decrease)	9,353,445

Net Assets:
Beginning of period	—

End of period	$9,353,445

*	For the period from November 13, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

100

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments

as of August 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.1%

COMMON STOCKS 98.3%

Australia 4.2%
AGL Energy Ltd.	5,035	$64,290
Aristocrat Leisure Ltd.	3,458	69,281
Aurizon Holdings Ltd.	17,667	70,316
AusNet Services	61,301	74,310
BHP Group Ltd.	2,759	67,429
BHP Group PLC	3,122	67,354
CIMIC Group Ltd.	3,002	62,673
Coca-Cola Amatil Ltd.	9,880	72,325
Cochlear Ltd.	475	69,736
Dexus	8,192	71,168
GPT Group (The)	17,971	77,335
Mirvac Group	31,624	67,938
Sonic Healthcare Ltd.	3,659	72,569
South32 Ltd.	36,419	64,750
Stockland	22,269	67,787
Telstra Corp. Ltd.	25,867	64,803
Treasury Wine Estates Ltd.	6,091	76,871
Vicinity Centres	40,032	69,825
Wesfarmers Ltd.	2,608	68,674
Woodside Petroleum Ltd.	3,051	66,017
Woolworths Group Ltd.	2,841	72,264

		1,457,715

Austria 0.8%
Erste Group Bank AG	1,969	63,341
OMV AG	1,370	69,880
Raiffeisen Bank International AG	3,019	65,979
voestalpine AG	2,803	64,539

		263,739

Belgium 0.8%
Ageas	1,287	68,885
Proximus SADP	2,307	68,180
Solvay SA	639	64,414
UCB SA	824	61,528

		263,007

China 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	67,298	44,130

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	101

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Denmark 1.2%
Carlsberg A/S (Class B Stock)	517	$76,317
Coloplast A/S (Class B Stock)	567	67,526
H Lundbeck A/S	1,685	61,345
ISS A/S	2,507	63,612
Novo Nordisk A/S (Class B Stock)	1,491	77,423
Pandora A/S	1,844	78,548

		424,771

Finland 1.2%
Elisa OYJ	1,402	70,510
Fortum OYJ	2,967	65,250
Kone OYJ (Class B Stock)	1,191	68,852
Metso OYJ	1,902	71,241
Nokian Renkaat OYJ	2,162	59,166
Orion OYJ (Class B Stock)	2,073	76,939

		411,958

France 8.2%
Air Liquide SA	501	69,737
Alstom SA	1,586	67,754
Amundi SA, 144A	1,183	75,605
Atos SE	814	61,622
AXA SA	2,840	65,142
BioMerieux	821	66,727
BNP Paribas SA	1,553	70,040
Bouygues SA	2,079	78,944
Carrefour SA	3,843	65,467
Casino Guichard Perrachon SA	1,817	76,484
Cie de Saint-Gobain	1,859	67,056
Cie Generale des Etablissements Michelin SCA	636	66,824
CNP Assurances	3,587	65,127
Credit Agricole SA	5,571	63,616
Danone SA	798	71,444
Eiffage SA	728	75,402
Engie SA	4,919	74,741
EssilorLuxottica SA	486	71,708
Gecina SA	437	69,257
Hermes International	99	67,568
ICADE	791	69,939
Ipsen SA	649	68,190
Klepierre SA	2,113	64,467
Legrand SA	982	69,311

See Notes to Financial Statements.

102

Description	Shares	Value
COMMON STOCKS (Continued)

France (cont’d.)
L’Oreal SA	260	$71,038
LVMH Moet Hennessy Louis Vuitton SE	169	67,312
Orange SA	4,564	69,222
Pernod Ricard SA	434	82,853
Peugeot SA	3,150	70,383
Publicis Groupe SA	1,464	70,185
Sanofi	765	65,681
Schneider Electric SE	833	69,725
SCOR SE	1,697	67,684
SEB SA	447	69,515
Societe Generale SA	2,750	69,681
Sodexo SA	670	75,919
Thales SA	565	65,294
TOTAL SA	1,407	70,189
Unibail-Rodamco-Westfield	492	64,401
Veolia Environnement SA	2,789	66,669
Vivendi SA	2,434	68,027

		2,845,950

Germany 5.5%
adidas AG	222	65,804
Allianz SE	328	72,278
BASF SE	1,070	70,771
Beiersdorf AG	564	70,974
Brenntag AG	1,497	72,113
Covestro AG, 144A	1,566	70,893
Deutsche Post AG	2,172	71,375
Deutsche Telekom AG	3,946	65,816
E.ON SE	6,887	63,997
Evonik Industries AG	2,574	65,575
Fraport AG Frankfurt Airport Services Worldwide	830	69,310
Fresenius Medical Care AG & Co. KGaA	1,022	68,742
Fresenius SE & Co. KGaA	1,433	69,549
HeidelbergCement AG	1,042	72,194
Henkel AG & Co. KGaA	785	72,515
HOCHTIEF AG	625	67,969
HUGO BOSS AG	1,125	62,662
Infineon Technologies AG	3,782	65,458
KION Group AG	1,375	66,477
Knorr-Bremse AG	692	64,639
Merck KGaA	660	70,550
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	287	68,732

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	103

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Germany (cont’d.)
SAP SE	572	$68,272
Siemens Healthineers AG, 144A	1,668	65,464
Symrise AG (Class A Stock)	814	75,972
Telefonica Deutschland Holding AG	27,133	69,064
Uniper SE	2,215	67,116
Volkswagen AG	412	67,219

		1,921,500

Hong Kong 4.6%
BOC Hong Kong Holdings Ltd.	19,335	65,228
CK Asset Holdings Ltd.	10,011	67,992
CK Hutchison Holdings Ltd.	7,897	68,793
CK Infrastructure Holdings Ltd.	9,257	62,399
CLP Holdings Ltd.	6,440	66,327
Hang Lung Properties Ltd.	29,439	66,535
Henderson Land Development Co. Ltd.	13,860	64,523
HKT Trust & HKT Ltd.	47,600	74,432
Hongkong Land Holdings Ltd.	12,349	67,426
Hysan Development Co. Ltd.	16,030	64,914
Kerry Properties Ltd.	19,440	65,582
Link REIT	5,839	65,536
MTR Corp. Ltd.	11,011	63,759
NWS Holdings Ltd.	38,629	66,513
Power Assets Holdings Ltd.	9,800	65,247
Sino Land Co. Ltd.	46,814	66,874
SJM Holdings Ltd.	70,531	66,659
Sun Hung Kai Properties Ltd.	4,781	67,748
Swire Pacific Ltd. (Class A Stock)	6,456	63,198
Swire Properties Ltd.	19,837	65,150
Techtronic Industries Co. Ltd.	10,087	69,731
WH Group Ltd., 144A	77,707	62,539
Wharf Real Estate Investment Co. Ltd.	11,828	64,040
Wheelock & Co. Ltd.	11,788	68,484

		1,589,629

Ireland 1.3%
AerCap Holdings NV*	1,305	69,974
CRH PLC	2,180	72,549
DCC PLC	918	78,013
Flutter Entertainment PLC	923	75,919
Kingspan Group PLC	1,373	62,684
Smurfit Kappa Group PLC	2,563	79,041

		438,180

See Notes to Financial Statements.

104

Description	Shares	Value
COMMON STOCKS (Continued)

Isle of Man 0.2%
GVC Holdings PLC	10,394	$79,552

Israel 1.3%
Bank Leumi Le-Israel BM	9,389	63,970
Check Point Software Technologies Ltd.(a)*	618	66,559
Elbit Systems Ltd.	427	65,882
Israel Chemicals Ltd.	14,127	63,715
Israel Discount Bank Ltd. (Class A Stock)	15,532	64,646
Mizrahi Tefahot Bank Ltd.	2,711	62,363
Nice Ltd.*	451	68,972

		456,107

Italy 2.4%
Assicurazioni Generali SpA	4,103	74,270
Enel SpA	9,908	71,805
Eni SpA	4,289	64,485
Ferrari NV	433	68,147
Intesa Sanpaolo SpA	30,435	66,672
Mediobanca Banca di Credito Finanziario SpA	7,212	71,416
Moncler SpA	1,783	66,803
Prysmian SpA	3,249	71,077
Recordati SpA	1,530	67,027
Snam SpA	13,710	69,298
Telecom Italia SpA*	126,202	67,187
Terna Rete Elettrica Nazionale SpA	11,062	69,420

		827,607

Japan 36.9%
ABC-Mart, Inc.	1,063	67,942
Advantest Corp.	1,760	72,315
AGC, Inc.	2,356	67,973
Air Water, Inc.	4,377	74,368
Ajinomoto Co., Inc.	3,824	69,724
Alfresa Holdings Corp.	2,658	60,173
Amada Holdings Co. Ltd.	6,572	68,482
ANA Holdings, Inc.	1,985	67,864
Aozora Bank Ltd.	2,806	64,844
Asahi Group Holdings Ltd.	1,580	73,709
Asahi Kasei Corp.	7,583	68,610
Astellas Pharma, Inc.	4,946	68,532
Bandai Namco Holdings, Inc.	1,209	71,128
Bank of Kyoto Ltd. (The)	1,870	67,153

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	105

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Benesse Holdings, Inc.	2,778	$71,075
Bridgestone Corp.	1,963	74,891
Brother Industries Ltd.	4,158	72,017
Calbee, Inc.	2,329	71,031
Central Japan Railway Co.	339	67,060
Chiba Bank Ltd. (The)	13,206	65,884
Chubu Electric Power Co., Inc.	4,696	69,245
Chugai Pharmaceutical Co. Ltd.	922	65,959
Credit Saison Co. Ltd.	5,451	60,649
Dai Nippon Printing Co. Ltd.	3,386	73,275
Dai-ichi Life Holdings, Inc.	4,919	67,047
Daikin Industries Ltd.	547	67,735
Daiwa House Industry Co. Ltd.	2,252	70,633
Daiwa Securities Group, Inc.	14,772	63,657
Denso Corp.	1,621	68,023
East Japan Railway Co.	744	70,839
Eisai Co. Ltd.	1,334	68,185
Electric Power Development Co. Ltd.	2,976	68,969
Fast Retailing Co. Ltd.	111	65,032
Fuji Electric Co. Ltd.	2,281	65,058
FUJIFILM Holdings Corp.	1,438	61,575
Fujitsu Ltd.	891	68,799
Hakuhodo DY Holdings, Inc.	4,428	65,398
Hankyu Hanshin Holdings, Inc.	1,860	70,471
Hikari Tsushin, Inc.	295	69,144
Hitachi Construction Machinery Co. Ltd.	3,129	66,860
Hitachi High-Technologies Corp.	1,310	70,781
Hitachi Ltd.	1,954	66,749
Hoshizaki Corp.	984	70,765
Hoya Corp.	885	72,051
Hulic Co. Ltd.	7,605	72,589
Idemitsu Kosan Co. Ltd.	2,643	71,029
IHI Corp.	2,984	58,115
ITOCHU Corp.	3,516	70,115
Itochu Techno-Solutions Corp.	2,616	72,101
Japan Airlines Co. Ltd.	2,174	67,920
Japan Post Bank Co. Ltd.	6,541	59,601
Japan Post Holdings Co. Ltd.	7,040	64,015
Japan Prime Realty Investment Corp.	15	68,480
Japan Real Estate Investment Corp.	11	73,206
Japan Retail Fund Investment Corp.	36	72,044
Japan Tobacco, Inc.	3,113	65,946

See Notes to Financial Statements.

106

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
JFE Holdings, Inc.	5,619	$65,771
JXTG Holdings, Inc.	15,503	64,078
Kajima Corp.	5,745	69,923
Kamigumi Co. Ltd.	3,001	70,311
Kansai Electric Power Co., Inc. (The)	5,441	66,197
Kansai Paint Co. Ltd.	3,587	74,654
Kao Corp.	925	66,818
KDDI Corp.	2,723	72,666
Keihan Holdings Co. Ltd.	1,584	66,351
Keio Corp.	1,028	64,253
Keisei Electric Railway Co. Ltd.	1,733	68,188
Kintetsu Group Holdings Co. Ltd.	1,373	68,369
Kirin Holdings Co. Ltd.	2,905	57,384
Kobayashi Pharmaceutical Co. Ltd.	918	68,784
Komatsu Ltd.	3,279	69,663
Konami Holdings Corp.	1,505	68,213
Konica Minolta, Inc.	9,499	67,598
Kubota Corp.	4,365	62,659
Kurita Water Industries Ltd.	2,643	68,740
Kyocera Corp.	1,122	66,696
Kyowa Kirin Co. Ltd.	4,052	74,186
Kyushu Electric Power Co., Inc.	6,821	67,353
Kyushu Railway Co.	2,322	69,615
Lawson, Inc.	1,339	66,424
LIXIL Group Corp.	4,043	66,257
Marubeni Corp.	10,452	66,715
Mazda Motor Corp.	7,631	64,088
McDonald’s Holdings Co. Japan Ltd.	1,503	70,527
Medipal Holdings Corp.	2,958	62,844
MEIJI Holdings Co. Ltd.	942	65,439
Mitsubishi Chemical Holdings Corp.	10,003	68,661
Mitsubishi Corp.	2,632	64,044
Mitsubishi Electric Corp.	5,541	66,945
Mitsubishi Gas Chemical Co., Inc.	5,852	70,399
Mitsubishi Heavy Industries Ltd.	1,900	71,396
Mitsubishi Materials Corp.	2,786	67,529
Mitsubishi Tanabe Pharma Corp.	6,074	67,124
Mitsubishi UFJ Financial Group, Inc.	14,734	70,789
Mitsubishi UFJ Lease & Finance Co. Ltd.	12,282	66,361
Mitsui & Co. Ltd.	4,362	68,283
Mitsui Chemicals, Inc.	3,142	67,167
Mitsui Fudosan Co. Ltd.	2,867	68,710

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	107

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Mitsui OSK Lines Ltd.	2,926	$68,912
MS&AD Insurance Group Holdings, Inc.	2,325	73,907
NH Foods Ltd.	1,865	71,626
Nikon Corp.	5,377	66,558
Nintendo Co. Ltd.	184	69,783
Nippon Building Fund, Inc.	10	73,422
Nippon Express Co. Ltd.	1,394	72,039
Nippon Paint Holdings Co. Ltd.	1,618	76,609
Nippon Prologis REIT, Inc.	27	73,145
Nippon Steel Corp.	4,730	66,163
Nippon Telegraph & Telephone Corp.	1,599	76,703
Nissin Foods Holdings Co. Ltd.	1,016	70,484
Nitori Holdings Co. Ltd.	480	69,243
Nitto Denko Corp.	1,489	69,324
Nomura Real Estate Holdings, Inc.	3,503	74,258
Nomura Real Estate Master Fund, Inc.	40	69,845
NTT Data Corp.	5,433	70,115
NTT DOCOMO, Inc.	2,935	74,097
Obayashi Corp.	6,956	64,102
Oji Holdings Corp.	14,477	67,455
Omron Corp.	1,447	71,645
Ono Pharmaceutical Co. Ltd.	3,621	66,891
Oracle Corp. Japan	808	69,593
ORIX Corp.	5,041	74,451
Otsuka Corp.	1,804	66,991
Otsuka Holdings Co. Ltd.	1,885	77,522
Panasonic Corp.	8,646	66,744
Park24 Co. Ltd.	2,995	61,431
Persol Holdings Co. Ltd.	2,693	54,679
Recruit Holdings Co. Ltd.	1,993	60,389
Resona Holdings, Inc.	16,752	65,756
Ricoh Co. Ltd.	7,811	72,276
Rinnai Corp.	1,146	71,952
Santen Pharmaceutical Co. Ltd.	4,064	71,192
Sega Sammy Holdings, Inc.	5,340	73,187
Seibu Holdings, Inc.	4,229	71,774
Seiko Epson Corp.	4,975	66,171
Sekisui Chemical Co. Ltd.	4,690	67,590
Sekisui House Ltd.	4,353	77,259
Seven & i Holdings Co. Ltd.	1,961	69,351
Shimizu Corp.	8,183	68,246
Shin-Etsu Chemical Co. Ltd.	680	68,586

See Notes to Financial Statements.

108

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Shinsei Bank Ltd.	4,426	$60,577
Shionogi & Co. Ltd.	1,244	66,688
Shiseido Co. Ltd.	1,014	82,945
Showa Denko KK	2,690	69,431
Softbank Corp.	4,886	68,552
Sohgo Security Services Co. Ltd.	1,378	69,526
Stanley Electric Co. Ltd.	2,740	68,116
Subaru Corp.	2,566	68,742
SUMCO Corp.	6,465	80,147
Sumitomo Chemical Co. Ltd.	15,487	67,788
Sumitomo Corp.	5,146	77,140
Sumitomo Dainippon Pharma Co. Ltd.	3,788	66,179
Sumitomo Heavy Industries Ltd.	2,395	68,873
Sumitomo Mitsui Financial Group, Inc.	1,942	63,688
Sumitomo Mitsui Trust Holdings, Inc.	2,043	66,770
Sumitomo Realty & Development Co. Ltd.	1,934	72,729
Sundrug Co. Ltd.	2,693	83,780
Suntory Beverage & Food Ltd.	1,530	65,961
Suzuken Co. Ltd.	1,319	70,895
Taiheiyo Cement Corp.	2,520	63,620
Taisei Corp.	1,975	69,902
Taisho Pharmaceutical Holdings Co. Ltd.	943	65,686
Teijin Ltd.	4,062	73,031
THK Co. Ltd.	2,902	67,418
Tobu Railway Co. Ltd.	2,288	70,211
Toho Co. Ltd.	1,646	69,800
Tohoku Electric Power Co., Inc.	6,866	68,637
Tokyo Century Corp.	1,710	68,893
Tokyo Electric Power Co. Holdings, Inc.*	13,999	66,678
Tokyo Electron Ltd.	396	70,843
Tokyo Gas Co. Ltd.	2,719	68,733
Tokyu Corp.	3,737	66,801
Toppan Printing Co. Ltd.	4,345	69,244
Toshiba Corp.	2,178	67,656
Tosoh Corp.	4,906	62,990
Toyo Suisan Kaisha Ltd.	1,629	66,319
Toyota Industries Corp.	1,364	74,982
Toyota Motor Corp.	1,061	69,512
Toyota Tsusho Corp.	2,197	68,142
United Urban Investment Corp.	39	73,128
Welcia Holdings Co. Ltd.	1,391	72,670
West Japan Railway Co.	887	74,727

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	109

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Yamada Denki Co. Ltd.	15,673	$73,766
Yamaha Corp.	1,550	66,896
Yokogawa Electric Corp.	3,637	66,074
Yokohama Rubber Co. Ltd. (The)	4,015	77,212

		12,808,571

Luxembourg 0.4%
RTL Group SA	1,351	62,926
Tenaris SA	5,993	65,300

		128,226

Netherlands 2.7%
ABN AMRO Bank NV, 144A	3,660	65,104
Aegon NV(a)	15,269	58,114
EXOR NV	1,027	69,417
Heineken Holding NV	689	68,114
ING Groep NV	6,950	66,431
Koninklijke Ahold Delhaize NV	3,030	70,882
Koninklijke KPN NV	23,378	73,998
Koninklijke Philips NV	1,484	69,945
NN Group NV(a)	1,939	64,912
QIAGEN NV*	1,968	68,370
Randstad NV	1,422	66,343
Royal Dutch Shell PLC,
(Class A Stock)	2,288	63,351
(Class B Stock)	2,263	62,369
Wolters Kluwer NV	933	67,185

		934,535

New Zealand 0.4%
Fisher & Paykel Healthcare Corp. Ltd.	6,597	69,210
Ryman Healthcare Ltd.	7,936	65,106

		134,316

Norway 0.8%
DNB ASA	4,034	65,033
Equinor ASA	4,093	69,982
Orkla ASA	7,998	73,307
Telenor ASA	3,576	73,426

		281,748

See Notes to Financial Statements.

110

Description	Shares	Value
COMMON STOCKS (Continued)

Portugal 0.4%
EDP - Energias de Portugal SA	18,235	$68,902
Jeronimo Martins SGPS SA	4,234	69,847

		138,749

Singapore 2.5%
CapitaLand Commercial Trust	46,460	71,310
CapitaLand Ltd.	27,180	67,962
CapitaLand Mall Trust	36,986	70,627
ComfortDelGro Corp. Ltd.	34,674	61,215
DBS Group Holdings Ltd.	3,700	65,402
Genting Singapore Ltd.	98,462	63,146
Oversea-Chinese Banking Corp. Ltd.	8,400	64,464
Singapore Airlines Ltd.	9,900	62,992
Singapore Technologies Engineering Ltd.	22,892	64,993
Singapore Telecommunications Ltd.	28,667	65,483
Suntec Real Estate Investment Trust	50,595	70,365
United Overseas Bank Ltd.	3,600	64,749
Wilmar International Ltd.	23,697	65,059

		857,767

Spain 2.9%
ACS Actividades de Construccion y Servicios SA	1,787	67,503
Aena SME SA, 144A	374	67,411
Amadeus IT Group SA	891	66,354
Banco Bilbao Vizcaya Argentaria SA	12,850	60,855
Bankia SA	35,616	64,626
Enagas SA	3,038	66,294
Endesa SA	2,662	68,373
Ferrovial SA	2,471	70,257
Iberdrola SA	6,916	71,085
Industria de Diseno Textil SA	2,539	78,469
Mapfre SA	25,377	66,045
Naturgy Energy Group SA	2,624	68,637
Red Electrica Corp. SA	3,213	64,004
Repsol SA	4,618	67,097
Telefonica SA	8,660	59,971

		1,006,981

Sweden 3.6%
Assa Abloy AB (Class B Stock)	3,071	64,113
Atlas Copco AB (Class A Stock)	2,448	73,106

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	111

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Sweden (cont’d.)
Boliden AB	3,237	$71,570
Electrolux AB	3,022	67,586
Epiroc AB,
(Class A Stock)	6,701	69,436
(Class B Stock)	7,075	70,111
Husqvarna AB (Class B Stock)	8,783	68,101
ICA Gruppen AB	1,540	75,520
Industrivarden AB (Class C Stock)	3,373	70,555
Kinnevik AB (Class B Stock)	2,712	73,888
Sandvik AB	4,663	66,871
Securitas AB (Class B Stock)	4,703	70,416
Skandinaviska Enskilda Banken AB (Class A Stock)	7,620	65,496
Skanska AB (Class B Stock)	3,947	73,956
SKF AB (Class B Stock)	4,381	70,683
Swedish Match AB	1,742	68,334
Telia Co. AB	14,992	65,622
Volvo AB (Class B Stock)	4,972	68,643

		1,254,007

Switzerland 4.8%
Adecco Group AG	1,400	73,639
Alcon, Inc.*	1,154	70,307
Baloise Holding AG	376	64,088
Barry Callebaut AG	35	71,574
Cie Financiere Richemont SA	858	66,577
Coca-Cola HBC AG	1,981	65,806
Dufry AG*	780	63,235
EMS-Chemie Holding AG	109	64,811
Geberit AG	150	68,214
Givaudan SA	26	70,297
LafargeHolcim Ltd.*	1,506	71,165
Nestle SA	638	71,551
Novartis AG	761	68,438
Pargesa Holding SA	945	69,079
Roche Holding AG	267	72,998
Sonova Holding AG	297	68,927
STMicroelectronics NV	4,027	71,367
Swatch Group AG (The) (Bearer Shares)	246	66,636
Swatch Group AG (The) (Registered Shares)	1,349	68,898
Swiss Life Holding AG	144	68,279
Swiss Re AG	757	72,782
Swisscom AG	146	72,886

See Notes to Financial Statements.

112

Description	Shares	Value
COMMON STOCKS (Continued)

Switzerland (cont’d.)
Temenos AG*	410	$68,682
UBS Group AG*	6,155	64,986

		1,655,222

United Kingdom 10.9%
3i Group PLC	5,776	77,065
Ashtead Group PLC	2,608	72,068
Associated British Foods PLC	2,238	61,844
AstraZeneca PLC	787	70,079
Auto Trader Group PLC, 144A	10,792	69,808
Aviva PLC	14,683	63,264
BAE Systems PLC	10,135	67,285
Barclays PLC	38,017	63,190
Berkeley Group Holdings PLC	1,479	70,492
BP PLC	10,424	63,445
British Land Co. PLC (The)	11,649	72,262
BT Group PLC	30,417	61,306
Bunzl PLC	2,704	66,232
Centrica PLC	82,027	69,568
CNH Industrial NV	7,104	73,002
Coca-Cola European Partners PLC	1,229	69,242
Compass Group PLC	2,763	70,031
Diageo PLC	1,659	70,724
Direct Line Insurance Group PLC	18,276	62,956
Ferguson PLC	936	68,837
Fiat Chrysler Automobiles NV	5,194	67,577
G4S PLC	30,759	65,086
GlaxoSmithKline PLC	3,344	69,645
HSBC Holdings PLC	8,940	64,334
Informa PLC	6,712	71,054
InterContinental Hotels Group PLC	1,066	66,477
J Sainsbury PLC	29,482	70,348
Kingfisher PLC	26,482	62,658
Land Securities Group PLC	6,666	62,894
Lloyds Banking Group PLC	111,645	67,694
Meggitt PLC	9,292	69,987
National Grid PLC	6,509	67,994
Next PLC	954	68,907
Pearson PLC	6,789	68,681
Persimmon PLC	2,938	68,014
Reckitt Benckiser Group PLC	940	73,191
RELX PLC	2,915	69,751
Royal Bank of Scotland Group PLC	27,441	61,922
Sage Group PLC (The)	8,219	70,066

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	113

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Schroders PLC	1,940	$64,444
Segro PLC	7,555	72,164
Severn Trent PLC	2,763	69,627
Smith & Nephew PLC	3,049	72,902
Smiths Group PLC	3,901	79,247
Spirax-Sarco Engineering PLC	696	67,963
SSE PLC	5,176	72,492
Standard Life Aberdeen PLC	21,523	65,290
Tesco PLC	24,572	65,539
Unilever NV	1,247	77,352
Unilever PLC	1,279	80,865
United Utilities Group PLC	7,128	70,601
Vodafone Group PLC	39,828	75,233
Whitbread PLC	1,320	70,238
Wm Morrison Supermarkets PLC	30,376	67,492
WPP PLC	6,148	72,580

		3,793,009

United States 0.2%
Carnival PLC	1,567	65,744

TOTAL COMMON STOCKS (cost $34,189,869)		34,082,720

PREFERRED STOCKS 0.8%

Germany 0.6%
Henkel AG & Co. KGaA	735	73,591
Porsche Automobil Holding SE	1,054	66,098
Volkswagen AG	425	68,243

		207,932

Italy 0.2%
Telecom Italia SpA	133,082	67,764

TOTAL PREFERRED STOCKS (cost $283,820)		275,696

TOTAL LONG-TERM INVESTMENTS (cost $34,473,689)		34,358,416

SHORT-TERM INVESTMENTS 0.7%

AFFILIATED MUTUAL FUND 0.2%
PGIM Institutional Money Market Fund (cost $61,058; includes $60,965 of cash collateral for securities on loan)(b)(w)	61,046	61,052

See Notes to Financial Statements.

114

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
TIME DEPOSIT 0.5%
Sumitomo Mitsui Banking Corp. (cost $188,832)	1.490%	09/03/2019	189	$188,832

TOTAL SHORT-TERM TERM INVESTMENTS (cost $249,890)				249,884

TOTAL INVESTMENTS 99.8% (cost $34,723,579)				34,608,300
Other assets in excess of liabilities 0.2%				78,672

NET ASSETS 100.0%				$34,686,972

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $59,881; cash collateral of $60,965 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Institutional Money Market Fund.
*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	115

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

The following is a summary of the inputs used as of August 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Australia	$1,457,715	$—	$—
Austria	263,739	—	—
Belgium	263,007	—	—
China	44,130	—	—
Denmark	424,771	—	—
Finland	411,958	—	—
France	2,845,950	—	—
Germany	1,921,500	—	—
Hong Kong	1,589,629	—	—
Ireland	438,180	—	—
Isle of Man	79,552	—	—
Israel	456,107	—	—
Italy	827,607	—	—
Japan	12,808,571	—	—
Luxembourg	128,226	—	—
Netherlands	934,535	—	—
New Zealand	134,316	—	—
Norway	281,748	—	—
Portugal	138,749	—	—
Singapore	857,767	—	—
Spain	1,006,981	—	—
Sweden	1,254,007	—	—
Switzerland	1,655,222	—	—
United Kingdom	3,793,009	—	—
United States	65,744	—	—
Affiliated Mutual Fund	61,052	—	—
Time Deposit	—	188,832	—
Preferred Stocks
Germany	207,932	—	—
Italy	67,764	—	—

Total	$34,419,468	$188,832	$—

See Notes to Financial Statements.

116

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of August 31, 2019 were as follows (unaudited):

Banks	6.2%
Machinery	4.9
Equity Real Estate Investment Trusts (REITs)	4.6
Pharmaceuticals	4.6
Chemicals	4.4
Real Estate Management & Development	3.5
Insurance	3.5
Diversified Telecommunication Services	3.4
Electric Utilities	3.3
Road & Rail	3.0
Food & Staples Retailing	2.7
Food Products	2.6
Beverages	2.2
Hotels, Restaurants & Leisure	2.2
Construction & Engineering	2.2
Trading Companies & Distributors	2.2
Oil, Gas & Consumable Fuels	2.1
Household Durables	2.0
Health Care Equipment & Supplies	2.0
Textiles, Apparel & Luxury Goods	2.0
Automobiles	1.8
Specialty Retail	1.6
Metals & Mining	1.5
Personal Products	1.5
Diversified Financial Services	1.4
Auto Components	1.4
Commercial Services & Supplies	1.4
Health Care Providers & Services	1.3
Building Products	1.3
Industrial Conglomerates	1.2
Software	1.2
Capital Markets	1.2
Media	1.2
Multi-Utilities	1.2
IT Services	1.2
Professional Services	1.1
Semiconductors & Semiconductor Equipment	1.0%
Electrical Equipment	1.0
Electronic Equipment, Instruments & Components	1.0
Technology Hardware, Storage & Peripherals	1.0
Aerospace & Defense	1.0
Wireless Telecommunication Services	0.8
Construction Materials	0.8
Entertainment	0.8
Gas Utilities	0.8
Household Products	0.6
Leisure Products	0.6
Transportation Infrastructure	0.6
Airlines	0.6
Time Deposit	0.5
Water Utilities	0.4
Multiline Retail	0.4
Independent Power & Renewable Electricity Producers	0.4
Tobacco	0.4
Containers & Packaging	0.2
Air Freight & Logistics	0.2
Diversified Consumer Services	0.2
Interactive Media & Services	0.2
Marine	0.2
Life Sciences Tools & Services	0.2
Paper & Forest Products	0.2
Energy Equipment & Services	0.2
Affiliated Mutual Fund (0.2% represents investments purchased with collateral from securities on loan)	0.2
Consumer Finance	0.2

99.8
Other assets in excess of liabilities	0.2

100.0%

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	117

PGIM QMA Strategic Alpha International Equity ETF

Schedule of Investments (continued)

as of August 31, 2019

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below:

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$59,881	$(59,881)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of the financial instruments/transactions

See Notes to Financial Statements.

118

PGIM QMA Strategic Alpha International Equity ETF

Statement of Assets & Liabilities

as of August 31, 2019

Assets
Investments at value, including securities on loan of $59,881:
Unaffiliated investments (cost $34,662,521)	$34,547,248
Affiliated investments (cost $61,058)	61,052
Cash	349
Foreign currency, at value (cost $37,659)	37,526
Interest and dividends receivable	109,919

Total assets	34,756,094

Liabilities
Payable to broker for collateral for securities on loan	60,965
Management fee payable	8,031
Other liabilities	126

Total Liabilities	69,122

Net Assets	$34,686,972

Net assets were comprised of:
Common stock, at par	$700
Paid-in capital in excess of par	34,905,030

34,905,730
Total distributable earnings (loss)	(218,758)

Net assets, August 31, 2019	$34,686,972

Net asset value, offering price and redemption price per share, ($ 34,686,972 / 700,000 shares of common stock issued and outstanding)	$49.55

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	119

PGIM QMA Strategic Alpha International Equity ETF

Statement of Operations

Period Ended August 31, 2019*

Net Investment Income (Loss)
Income
Interest income	$6,071
Unaffiliated dividend income (net of $74,697 foreign withholding tax)	692,918
Income from securities lending, net (including affiliated income of $293)	1,993

Total income	700,982

Expenses
Management fee	59,647

Total expenses	59,647

Net investment income (loss)	641,335

Realized And Unrealized Gain (Loss) On Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(27))	(243,513)
In-kind redemptions	296,920
Foreign currency transactions	5,019

58,426

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(6))	(115,279)
Foreign currencies	(110)

(115,389)

Net gain (loss) on investment and foreign currency transactions	(56,963)

Net Increase (Decrease) In Net Assets Resulting From Operations	$584,372

*	For the period from December 4, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

120

PGIM QMA Strategic Alpha International Equity ETF

Statement of Changes in Net Assets

Period Ended August 31, 2019*
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$641,335
Net realized gain (loss) on investments, foreign currency transactions and in-kind redemptions	58,426
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(115,389)

Net increase (decrease) in net assets resulting from operations	584,372

Dividends and Distributions
Distributions from distributable earnings	(506,210)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	39,788,190
Cost of shares reacquired	(5,179,380)

Net increase (decrease) in net assets from Fund share transactions	34,608,810

Total increase (decrease)	34,686,972

Net Assets:
Beginning of period	—

End of period	$34,686,972

*	For the period from December 4, 2018 (commencement of operations) through August 31, 2019.

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	121

Notes to Financial Statements

PGIM ETF Trust (the “Trust”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and operated as an exchange-traded fund. The Trust was organized as a Delaware statutory trust on October 23, 2017 and consists of six separate series (each, a “Fund” and collectively, the “Funds”): PGIM Ultra Short Bond ETF, PGIM Active High Yield Bond ETF, PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF.

These financial statements relate only to the following Funds: PGIM QMA Strategic Alpha Large- Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF, which commenced investment operations on October 17, 2018, November 13, 2018, November 13, 2018 and December 4, 2018, respectively.

The investment objective of each Fund is to seek long-term growth of capital.

1. Accounting Policies

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Funds consistently follow such policies in the preparation of its financial statements.

Securities Valuation: The Funds hold securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

122

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Funds’ foreign investments may change on days when investors cannot purchase or redeem Funds shares.

Various inputs determine how the Funds’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”). Under the LRMP, the

PGIM QMA Strategic Alpha ETFs	123

Notes to Financial Statements (continued)

Fund qualifies as an “in-kind ETF,” and is therefore exempt from the liquidity classification and highly liquid investment minimum requirements of the LRMP that would otherwise be applicable. The Fund is, however, subject to the provisions of the LRMP that require the Fund to limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “Illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

124

Net realized gains (losses) on foreign currency transactions (where applicable) represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies (where applicable).

Rights: The Funds hold rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Funds until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Funds lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Funds recognize income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Funds also continue to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when a Fund becomes aware of such dividends.

PGIM QMA Strategic Alpha ETFs	125

Notes to Financial Statements (continued)

Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. On January 18, 2019, the Internal Revenue Service issued final regulations that expressly permit RICs to pass through this “qualified business income” to their shareholders.

Dividends and Distributions: The Funds expect to pay dividends from net investment income quarterly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

Pursuant to a management agreement with the Trust on behalf of the Funds (the Management Agreement), PGIM Investments, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages both the investment operations of each Fund and the composition of each Fund’s portfolio, including the purchase, retention and disposition of assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

126

PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. The Manager also administers the Funds’ business affairs and, in connection therewith, furnishes the Funds’ with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ custodian (the Custodian). The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

The Board of Trustees of the Trust has approved a unitary management fee structure for the Funds. Under the unitary fee structure, the Manager is responsible for paying substantially all the expenses of the Funds, costs of borrowing money (including interest expenses and any loan commitment or other associated fees), taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses.

The unitary fee paid to the Manager is accrued daily and payable monthly, at an annual rate of the Fund’s average daily net assets specified below. The Manager has contractually agreed, beginning from the inception of the Funds, to waive any management fees it receives from the Funds in an amount equal to the subadvisory fees paid by the Funds to the PGIM Institutional Money Market Fund due to the Funds’ investment of its excess overnight cash in the PGIM Institutional Money Market Fund. This waiver will remain in effect for as long as the Funds remains invested or intends to invest in the PGIM Institutional Money Market Fund.

Fund	Unitary fee rate
PGIM QMA Strategic Alpha Large-Cap Core ETF	0.17%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	0.29%
PGIM QMA Strategic Alpha Small-Cap Value ETF	0.29%
PGIM QMA Strategic Alpha International Equity ETF	0.29%

The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with QMA LLC, (“QMA”) (formerly known as Quantitative Management Associates LLC) (the “subadviser”). The Subadvisory Agreement provides that the subadviser will furnish investment advisory services in connection with the management of the Funds. In connection therewith, the subadviser is obligated to keep certain books and records of each Fund. Under the Subadvisory Agreement, the subadviser, subject to the supervision of PGIM Investments, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, policies and restrictions. The subadviser determines what securities and other instruments are purchased and sold for the Funds and is responsible for obtaining and evaluating financial data relevant to the Funds. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the subadviser’s performance of such services. The Manager pays for the services of the subadviser.

PGIM QMA Strategic Alpha ETFs	127

Notes to Financial Statements (continued)

Brown Brothers Harriman & Co. (“BBH”) serves as the Custodian, Transfer Agent, Administrative Agent and Securities Lending Agent for the Trust. Pursuant to a Custodian Agreement, BBH maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any non-US assets held outside the United States. Pursuant to an Administrative and Transfer Agency Agreement, BBH maintains certain books and records and provides transfer agency, administrative, legal, tax support and accounting and financial reporting services for the maintenance and operations of the Trust. As the transfer and dividend disbursing agent of the Trust, BBH provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, BBH receives compensation from the Manager and is reimbursed for expenses, including custodian and administration fees and certain out-of-pocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs. The Manager is responsible for compensating BBH under the Custodian and Administrative and Transfer Agency Agreements. As securities lending agent, BBH is responsible for marketing to approved borrowers available securities from the Funds’ portfolio. As administered by BBH, available securities from the Funds’ portfolio are furnished to borrowers through security-by-security loans effected by BBH as lending agent on behalf of the Funds. BBH is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines. BBH receives as compensation for its services a portion of the amount earned by the Funds for lending securities.

3. Other Transactions with Affiliates

Each Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through each Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

128

The Funds may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Funds’ Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Funds’ Rule 17a-7 procedures. For the period ended August 31, 2019, no 17a-7 transactions were entered into by the Funds.

Prudential Investment Management Services LLC (“PIMS” or the “Distributor”), acts as the distributor of each Fund. The Distributor is a subsidiary of Prudential Financial, Inc. (“Prudential”), pursuant to the terms of a distribution agreement (“Distribution Agreement”) between the Trust and the Distributor. Shares are continuously offered for sale by the Distributor only. Although the Distributor does not receive any fees under the Distribution Agreement, the Manager or its affiliates may pay the Distributor for certain distribution related services.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short- term investments, U.S. Government securities and in-kind transactions) for the reporting period ended August 31, 2019, were as follows:

Fund	Cost of Purchases	Proceeds from Sales
PGIM QMA Strategic Alpha Large-Cap Core ETF	$18,573,032	$8,562,140
PGIM QMA Strategic Alpha Small-Cap Growth ETF	$17,636,548	$7,467,930
PGIM QMA Strategic Alpha Small-Cap Value ETF	$16,300,026	$6,232,011
PGIM QMA Strategic Alpha International Equity ETF	$40,438,035	$15,408,082

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the reporting period ended August 31, 2019, is presented as follows:

PGIM QMA Strategic Alpha Large-Cap Core ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$ —	$180,174	$180,172	$—	$3	$5	5	$5	**

PGIM QMA Strategic Alpha ETFs	129

Notes to Financial Statements (continued)

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$ —	$1,226,350	$1,160,470	$(6)	$39	$65,913	65,906	$634	**

PGIM QMA Strategic Alpha Small-Cap Value ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$ —	$898,314	$668,418	$(23)	$15	$229,888	229,865	$505	**

PGIM QMA Strategic Alpha International Equity ETF

Value Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Institutional Money Market Fund*
$ —	$737,944	$676,859	$(6)	$(27)	$61,052	61,046	$293	**

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par.

The following Funds had adjustments for the period ending August 31, 2019:

	Total Distributable Earnings (Loss)	Paid-in Capital
PGIM QMA Strategic Alpha Large-Cap Core ETF(a)	$(269,909)	$269,909
PGIM QMA Strategic Alpha Small-Cap Growth ETF(a)	(76,597)	76,597
PGIM QMA Strategic Alpha Small-Cap Value ETF(a)	(32,079)	32,079
PGIM QMA Strategic Alpha International Equity ETF(a)	(296,920)	296,920

(a)	Due to redemption in-kind transactions.

130

Net investment income or loss, net realized gains or losses on investment transactions and net assets were not affected by these adjustments.

For the period ended August 31, 2019, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income
PGIM QMA Strategic Alpha Large-Cap Core ETF	$150,716
PGIM QMA Strategic Alpha Small-Cap Growth ETF	65,848
PGIM QMA Strategic Alpha Small-Cap Value ETF	122,512
PGIM QMA Strategic Alpha International Equity ETF	506,210

For the period ended August 31, 2019, the Funds had the following amounts of accumulated undistributed earnings on a tax basis:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
PGIM QMA Strategic Alpha Large-Cap Core ETF	$47,465	$—
PGIM QMA Strategic Alpha Small-Cap Growth ETF	18,678	—
PGIM QMA Strategic Alpha Small-Cap Value ETF	157,820	6,602
PGIM QMA Strategic Alpha International Equity ETF	256,011	—

The United States federal income tax basis of the Funds’ investments and the net unrealized appreciation (depreciation) as of August 31, 2019 were as follows:

	Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PGIM QMA Strategic Alpha Large-Cap Core ETF	$10,143,219	$709,349	$(491,300)	$218,049
PGIM QMA Strategic Alpha Small-Cap Growth ETF(a)	10,015,645	716,775	(1,077,345)	(360,570)
PGIM QMA Strategic Alpha Small-Cap Value ETF(a)	10,429,309	433,582	(1,286,643)	(853,061)
PGIM QMA Strategic Alpha International Equity ETF(b)	34,832,897	2,035,714	(2,260,311)	(224,597)

(a)	The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.
(b)	The difference between book basis and tax basis was primarily attributable to investments in passive foreign investment companies and other book to tax adjustments.

PGIM QMA Strategic Alpha ETFs	131

Notes to Financial Statements (continued)

For federal income tax purposes, the following Funds had a capital loss carryforward as of August 31, 2019 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward
PGIM QMA Strategic Alpha Large-Cap Core ETF	$92,415
PGIM QMA Strategic Alpha Small-Cap Growth ETF	91,477
PGIM QMA Strategic Alpha International Equity ETF	250,062

The Manager has analyzed the Funds’ tax positions taken and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for the most recent fiscal year ended August 31, 2019 are subject to such review.

6. Capital and Ownership

Each Fund is an exchange-traded fund, commonly known as an “ETF”. Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers or other financial intermediaries. Shares of the Funds are listed for trading on the NYSE Arca, Inc. (the “Exchange”), and because the shares of the Funds trade at market prices rather than NAV, shares of the Funds may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will issue and redeem its shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof to investors who have entered into an agreement with the Distributor and are authorized to transact with the Trust in Creation Units (“Authorized Participants”). A Creation Unit of PGIM QMA Strategic Alpha Large-Cap Core ETF, PGIM QMA Strategic Alpha Small-Cap Growth ETF, PGIM QMA Strategic Alpha Small-Cap Value ETF and PGIM QMA Strategic Alpha International Equity ETF consists of 50,000 shares, 50,000 shares, 50,000 shares and 100,000 shares of the Fund, respectively. The Funds generally issue and redeem Creation Units in return for a specified amount of cash and/or designated portfolio of securities. Except when aggregated in Creation Units, shares are not individually redeemable. Fixed transaction fees are imposed for the transfer and other costs associated with the creation or redemption of Creation Units. Authorized Participants are responsible for paying these fixed transaction fees to BBH.

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share.

132

As of August 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned the following number of shares of the Funds:

Fund	Number of Shares
PGIM QMA Strategic Alpha Large-Cap Core ETF	192,000
PGIM QMA Strategic Alpha Small-Cap Growth ETF	195,000
PGIM QMA Strategic Alpha Small-Cap Value ETF	195,000
PGIM QMA Strategic Alpha International Equity ETF	695,000

At reporting period end, the following number of shareholders of record, each holding greater than 5% of the Fund, held the following percentage of the Funds’ outstanding shares on behalf of multiple beneficial owners.

Fund	Number of Shareholders	% of Outstanding Shares	% of Outstanding Shares held by Affiliate
PGIM QMA Strategic Alpha Large-Cap Core ETF	1	96%	96%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	1	98%	98%
PGIM QMA Strategic Alpha Small-Cap Value ETF	1	98%	98%
PGIM QMA Strategic Alpha International Equity ETF	2	99%	99%

Transactions in shares of beneficial interest were as follows:

PGIM QMA Strategic Alpha Large-Cap Core ETF

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	200,000	$10,010,000
Shares contributed in-kind (Subscription in-kind)	100,000	4,994,125
Shares redeemed in-kind (Redemption in-kind)	(100,000)	(5,067,390)

Net increase (decrease) in shares outstanding before conversion	200,000	9,936,735

Net increase (decrease) in shares outstanding	200,000	$9,936,735

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	200,000	$10,025,000
Shares contributed in-kind (Subscription in-kind)	50,000	2,462,720
Shares redeemed in-kind (Redemption in-kind)	(50,000)	(2,537,750)

Net increase (decrease) in shares outstanding before conversion	200,000	9,949,970

Net increase (decrease) in shares outstanding	200,000	$9,949,970

PGIM QMA Strategic Alpha ETFs	133

Notes to Financial Statements (continued)

PGIM QMA Strategic Alpha Small-Cap Value ETF

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	200,000	$10,025,000
Shares contributed in-kind (Subscription in-kind)	50,000	2,463,700
Shares redeemed in-kind (Redemption in-kind)	(50,000)	(2,478,695)

Net increase (decrease) in shares outstanding before conversion	200,000	10,010,005

Net increase (decrease) in shares outstanding	200,000	$10,010,005

PGIM QMA Strategic Alpha International Equity ETF

Reporting period ended August 31, 2019:

	Shares	Amount
Shares sold	500,000	$25,062,500
Shares contributed in-kind (Subscription in-kind)	300,000	14,725,690
Shares redeemed in-kind (Redemption in-kind)	(100,000)	(5,179,380)

Net increase (decrease) in shares outstanding before conversion	700,000	34,608,810

Net increase (decrease) in shares outstanding	700,000	$34,608,810

The Fund may make payment for Fund shares redeemed and contributed wholly or in part by distributing portfolio securities to shareholders. For the period ended August 31, 2019, the Funds had subscriptions in-kind and redemptions in-kind with total proceeds in the amounts presented in above tables.

7. Borrowings

The Trust, on behalf of the Funds, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks.

The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. The interest on borrowings under the SCA is paid monthly and at a

134

per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Funds did not utilize the SCA during the reporting period ended August 31, 2019.

8. Risks of Investing in the Fund

The Funds’ risks include, but are not limited to, some or all of the risks discussed below:

Authorized Participant Concentration Risk: Only an Authorized Participant may engage in creation or redemption transactions directly with the Funds. The Funds have a limited number of intermediaries that act as Authorized Participants and none of these Authorized Participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/ or redemption orders with respect to the Funds and no other Authorized Participant creates or redeems, shares of the Funds may trade at a substantial discount or premium to NAV, may trade at larger spreads and possibly face trading halts and/or delisting.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

ETF Shares Trading Risk: Funds shares are listed for trading on the Exchange and the shares are bought and sold in the secondary market at market prices. The market prices of the shares of the Funds are expected to fluctuate in response to changes in the Funds’

PGIM QMA Strategic Alpha ETFs	135

Notes to Financial Statements (continued)

NAVs, the intraday value of the Funds’ holdings and supply and demand for shares of the Funds. We cannot predict whether shares of the Funds will trade above, below or at their NAV. Trading on the Exchange, including trading of Funds shares, may be halted in certain circumstances and shareholders may not be able to sell Funds shares at the time or price desired. During periods of stressed market conditions, the market for the shares of the Funds may become less liquid in response to deteriorating liquidity in the markets for the Funds’ portfolio investments. This adverse effect on the liquidity of the Funds’ shares could lead to differences between the market price of the Funds’ shares and the NAV of those shares. There can be no assurance that the requirements of the Exchange to maintain the listing of shares of the Funds will continue to be met. At times, trading in the securities of ETFs has become volatile and unpredictable and the price of ETFs shares has diverged from market driven fundamentals. Since the Funds are new, an active secondary market for the shares of the Funds may not develop or may not continue once developed.

Risks of Investing in Equity and Mortgage Real Estate Investment Trusts (REITs): Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, Including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. REITs are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more

136

volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Funds’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Funds fall, the value of an investment in the Funds will decline. Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Concentration Risk: To the extent that the Funds are concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Funds may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Funds’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

In September 2019, the Securities and Exchange Commission adopted a new rule and related form amendments regulating ETFs, which will become effective 60 days after publication in the Federal Register. The Manager is currently evaluating the rule and form amendments, but does not anticipate any material impact on future financial statement disclosures.

PGIM QMA Strategic Alpha ETFs	137

PGIM QMA Strategic Alpha Large-Cap Core ETF

Financial Highlights

	October 17, 2018(d) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.89
Net realized and unrealized gain (loss) on investments	1.67
Total from investment operations	2.56
Less Dividends and Distributions:
Dividends from net investment income	(0.66)
Net asset value, end of period	$51.90
Total Return(b):	5.20%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10,380
Average net assets (000)	$11,164
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.17%	(c)
Expenses before waivers and/or expense reimbursement	0.17%	(c)
Net investment income (loss)	2.04%	(c)
Portfolio turnover rate	92%	(e)(f)

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)	Commencement of operations.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions. [if any]

See Notes to Financial Statements.

138

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Financial Highlights

	November 13, 2018(d) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.39
Net realized and unrealized gain (loss) on investments	(2.13)
Total from investment operations	(1.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.29)
Net asset value, end of period	$47.97
Total Return(b):	(3.50)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,593
Average net assets (000)	$10,819
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.29%	(c)
Expenses before waivers and/or expense reimbursement	0.29%	(c)
Net investment income (loss)	0.98%	(c)
Portfolio turnover rate	78%	(e)(f)

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)	Commencement of operations.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions. [if any]

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	139

PGIM QMA Strategic Alpha Small-Cap Value ETF

Financial Highlights

	November 13, 2018(d) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	0.72
Net realized and unrealized gain (loss) on investments	(3.41)
Total from investment operations	(2.69)
Less Dividends and Distributions:
Dividends from net investment income	(0.54)
Net asset value, end of period	$46.77
Total Return(b):	(5.39)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,353
Average net assets (000)	$10,627
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.29%	(c)
Expenses before waivers and/or expense reimbursement	0.29%	(c)
Net investment income (loss)	1.86%	(c)
Portfolio turnover rate	66%	(e)(f)

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)	Commencement of operations.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions. [if any]

See Notes to Financial Statements.

140

PGIM QMA Strategic Alpha International Equity ETF

Financial Highlights

	December 4, 2018(d) through August 31, 2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$50.00
Income (loss) from investment operations:
Net investment income (loss)	1.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.63)
Total from investment operations	0.53
Less Dividends and Distributions:
Dividends from net investment income	(0.98)
Net asset value, end of period	$49.55
Total Return(b):	1.09%

Ratios/Supplemental Data:
Net assets, end of period (000)	$34,687
Average net assets (000)	$27,908
Ratios to average net assets:
Expenses after waivers and/or expense reimbursement	0.29%	(c)
Expenses before waivers and/or expense reimbursement	0.29%	(c)
Net investment income (loss)	3.12%	(c)
Portfolio turnover rate	63%	(e)(f)

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)	Commencement of operations.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions. [if any]

See Notes to Financial Statements.

PGIM QMA Strategic Alpha ETFs	141

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees

PGIM ETF Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the funds listed in Appendix A (each, a Fund and collectively, the Funds), each a series of PGIM ETF Trust, including the schedules of investments, as of August 31, 2019, the related statements of operations for the periods listed in Appendix A, the statements of changes in net assets for the periods listed in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for the periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Fund as of August 31, 2019, the results of its operations and changes in its net assets for the period listed in Appendix A, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agents, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

October 15, 2019

142

Appendix A

PGIM QMA Strategic Alpha Large-Cap Core ETF

Statement of operations and statement of changes in net assets for the period from October 17, 2018 (commencement of operations) through August 31, 2019

PGIM QMA Strategic Alpha Small-Cap Growth ETF

Statement of operations and statement of changes in net assets for the period from November 13, 2018 (commencement of operations) through August 31, 2019

PGIM QMA Strategic Alpha Small-Cap Value ETF

Statement of operations statement of changes in net assets for the period from November 13, 2018 (commencement of operations) through August 31, 2019

PGIM QMA Strategic Alpha International Equity ETF

Statement of operations and statement of changes in net assets for the period from December 4, 2018 (commencement of operations) through August 31, 2019

PGIM QMA Strategic Alpha ETFs	143

Federal Income Tax Information (unaudited)

For the period ended August 31, 2019, the Funds report the maximum amount allowable under section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Strategic Alpha Large-Cap Core ETF	100.00%	100.00%
PGIM QMA Strategic Alpha Small-Cap Growth ETF	100.00%	100.00%
PGIM QMA Strategic Alpha Small-Cap Value ETF	99.14%	100.00%
PGIM QMA Strategic Alpha International Equity ETF	100.00%	—

For the period ended August 31, 2019, the PGIM QMA Strategic Alpha International Equity ETF made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $54,575 foreign tax credit from recognized foreign source income of $767,615.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2019.

144

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).

		None.	Since December 2017
Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96

Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since December 2017

PGIM QMA Strategic Alpha ETFs

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Since December 2017
Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since December 2017
Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96

Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since December 2017

Visit our website at pgiminvestments.com

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since December 2017
Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96

Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

		None.	Since December 2017
Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM QMA Strategic Alpha ETFs

Independent Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since December 2017

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96

President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

		None.	Since December 2017

Visit our website at pgiminvestments.com

Interested Board Members
Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96

Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since December 2017

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara 9/11/55 Chief Legal Officer

Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).

Since December 2017

PGIM QMA Strategic Alpha ETFs

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Dino Capasso 8/19/74 Chief Compliance Officer

Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.

Since December 2017
Andrew R. French 12/22/62 Secretary

Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since December 2017
Jonathan D. Shain 8/9/58 Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Since December 2017
Claudia DiGiacomo 10/14/74 Assistant Secretary

Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2017
Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since December 2017
Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)
Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since December 2017
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Strategic Alpha ETFs

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Funds has delegated to the Funds’ subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN/TRANSFER AGENT	Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the Funds. An investor may obtain the prospectus and summary prospectus for each Fund by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus for each Fund should be read carefully before investing.

E-DELIVERY
To receive your fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Strategic Alpha ETFs, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. Each Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

Each Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Fund	Ticker Symbol
PGIM QMA Strategic Alpha Large-Cap Core ETF	PQLC
PGIM QMA Strategic Alpha Small-Cap Growth ETF	PQSG
PGIM QMA Strategic Alpha Small-Cap Value ETF	PQSV
PGIM QMA Strategic Alpha International Equity ETF	PQIN

ETF1002E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended August 31, 2019 and August 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $126,900 and $37,500 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(c) Tax Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(d) All Other Fees

For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the

Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph

will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal years ended August 31, 2019 and August 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2019 and August 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM ETF Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	October 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	October 15, 2019